UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811–07121)

Exact name of registrant as specified in charter:	Putnam Asset Allocation Funds

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292–1000

Date of fiscal year end:	September 30, 2020

Date of reporting period:	October 1, 2019 — September 30, 2020

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam INVESTMENTS

Putnam Dynamic Asset Allocation Growth Fund

Annual report
9 | 30 | 20

Asset allocation funds invest in a mix of many different types of investments to help weather changing market environments.

FUND SYMBOL
CLASS A
PAEAX

Putnam Dynamic
Asset Allocation
Growth Fund

Annual report
9 | 30 | 20

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

November 11, 2020

Dear Fellow Shareholder:

In the final months of 2020, the world continues to confront the challenges of the COVID-19 pandemic. Economic activity and employment remain well below levels at the start of the year. The stock and bond markets have fared better, displaying confidence in the early stages of recovery and indicating optimism that successful vaccines will be approved by early next year. Putnam, as in all market conditions, continues to pursue superior investment performance for you and your fellow shareholders. Committed to racial equity, Putnam is also working toward its goals of improving diversity and inclusion within its organization.

Also, we would like to take this opportunity to thank Robert E. Patterson, who retired as a Trustee on June 30, 2020, for his 36 years of service. We will miss Bob’s experienced judgment and insights, and we wish him well.

As always, thank you for investing with Putnam.

Putnam Dynamic Asset Allocation Growth Fund is designed for investors seeking capital appreciation. The fund’s target mix of 80% stocks and 20% bonds has been developed to pursue this goal while moderating investment volatility.

The managers believe that spreading fund holdings across a variety of asset classes can help to smooth performance compared with the more extreme market ups and downs that can happen when investing in only one type of asset.

Active global research guides our portfolio decisions

Today, trends can spread quickly from one part of the world to affect markets everywhere. The portfolio managers of Putnam’s Global Asset Allocation group have extensive experience analyzing how opportunities and risks are connected across borders.

They follow a disciplined process to adjust the portfolio as market conditions change.

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Diversification can help to reduce volatility over time

With today’s market volatility, investors should consider evaluating the effectiveness of a portfolio over a full market cycle. Recent history has demonstrated that a more diversified portfolio can outperform in the long run.

Diversification does not guarantee a profit or ensure against loss. It is possible to lose money in a diversified portfolio.

Dynamic Asset Allocation Growth Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Putnam Growth Blended Benchmark is a blended benchmark administered by Putnam Management and comprises 60% the Russell 3000 Index, 15% the MSCI EAFE Index (ND), 15% the Bloomberg Barclays U.S. Aggregate Bond Index, 5% the JPMorgan Developed High Yield Index, and 5% the MSCI Emerging Markets Index (GD).

† Source: Lipper, a Refinitiv company.

‡ The fund’s secondary benchmark, the Putnam Growth Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/20. See above and pages 10–12 for additional fund performance information. Index descriptions can be found on page 16.

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How did stocks perform during the reporting period?

Major stock indices finished the first three months of the reporting period at or near record highs. Easing U.S.–China trade tensions, declining interest rates, record low unemployment, and stimulus measures by central banks helped boost investors’ appetite for stocks.

After a relatively calm start to 2020, investor sentiment sharply reversed course. As COVID-19 spread from a threat to a pandemic, global economic shutdowns fueled historic levels of volatility. From late February to early March, the S&P 500 Index, a broad measure of stocks, lost over 30% of its value. A collapse in oil prices further eroded investor confidence.

Worldwide fiscal and monetary aid from governments and central banks, respectively, helped reduce the severity of a global recession. In mid-March, the U.S. Federal Reserve [the Fed] cut interest rates to near zero and unleashed a torrent of bond-buying programs. In addition, in late March, U.S. Congress approved a $2 trillion emergency relief package. The promise of more government support and positive news on a potential COVID-19 vaccine contributed to stock market rallies from April through August.

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Allocations are shown as a percentage of the fund’s net assets as of 9/30/20. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 9/30/20. Short-term investments, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

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By September, volatility returned. A rise in new COVID-19 cases in Europe and the United States concerned investors. Uncertainty surrounding the U.S. presidential election and delays in finalizing the next stimulus package also contributed to periodic sell-offs. The S&P 500 Index posted a return of 15.15% for the 12-month reporting period. Emerging-market stocks, as measured by the MSCI Emerging Markets Index [ND], rose 10.54%. Non-U.S. stocks in developed markets, as measured by the MSCI EAFE Index [ND], returned 0.49% for the reporting period.

How did bond markets perform during the period?

Declining interest rates, low inflation, and slowed global growth increased bond prices during the first quarter of the reporting period. In late February 2020, developed-market government-bond yields declined. As the pandemic shook investor confidence, credit spreads widened. [Spreads are the yield advantage credit-sensitive bonds offer over comparable-maturity U.S. Treasuries. Bond prices fall as spreads widen and rise as spreads tighten.]

From March 2020 through period-end, the Fed purchased billions in corporate bonds and corporate-bond exchange-traded funds [pooled investment vehicles with similarities to mutual funds.] At the same time, liquidity improved, and spreads tightened. Corporate credit markets advanced, mirroring the strength seen across equity markets. The Bloomberg Barclays U.S. Aggregate Bond Index, a measure of investment-grade corporate bonds, rose 6.98% for the 12-month reporting period. The JPMorgan Developed High Yield Index, a measure of high-yield bonds, posted a return of 1.80% for the reporting period. The yield on the 10-year U.S. Treasury note declined to 0.69% as of September 30, 2020, compared with 1.65% at the start of the period.

How did the fund perform for the 12-month reporting period?

The fund’s class A shares returned 8.40% compared with 15.00% for its primary benchmark, the Russell 3000 Index. The fund also underperformed its secondary benchmark, the Putnam Blended Growth Benchmark, which posted a return of 11.09%. This custom benchmark comprises 60% the Russell 3000 Index, 15% the MSCI EAFE Index [ND], 15% the Bloomberg Barclays U.S. Aggregate Bond Index, 5% the JPMorgan Developed High Yield Index, and 5% the MSCI Emerging Markets Index [GD].

What strategies impacted fund performance relative to the secondary benchmark?

Our asset allocation decisions were positive contributors to relative performance. Allocations were kept mostly in line with the fund’s secondary benchmark during the fourth quarter of calendar 2019. At the start of calendar 2020, the fund shifted to an underweight position in stocks. This proved beneficial as COVID-19 fears sent equity markets into a tailspin.

In terms of our fixed-income allocations, the fund held a relative underweight position to credit risk and a slightly overweight position to interest-rate risk in the first quarter of calendar 2020. These allocation decisions contributed to results, especially during the height of market volatility. By April 2020, the fund had moved closer to neutral allocations, which limited losses and helped sustain year-to-date gains. During the third quarter of calendar 2020, the fund’s positions were aligned closely with the benchmark. Our slight underweight position to equities resulted in a small amount of

Dynamic Asset Allocation Growth Fund 7

underperformance, which was offset by our slight overweight position to credit risk.

Our active implementation decisions detracted from relative performance. Security selection among U.S. large-cap stocks, particularly our quantitative selection strategies, dampened fund results. We also saw slight weakness from the fund’s opportunistic fixed-income positions, specifically a strategy focused on structured mortgage credit. These losses were partially offset by significant strength from our emerging-market stock selection.

How did the fund use derivatives during the period?

The fund used futures to help manage exposure to market risk, gain exposure to interest rates, hedge prepayment and interest-rate risks, and equitize cash. In addition, total return swaps were used to hedge sector exposure, manage exposure to specific sectors, securities, and industries, and gain exposure to a basket of securities, specific markets, countries, sectors, and industries.

As the fund begins a new fiscal year, what is your outlook?

After recovering from their February and March declines, equity and bond markets have proved resilient even as the COVID-19 pandemic took a toll on economic growth. For equity markets, we believe that a second wave of COVID-19 cases may not cause a meaningful pullback because investors will be prepared. Typically, bad news must be unexpected in order to have a severe negative impact on financial markets. Going forward, we believe high valuations and political uncertainty could lead to bouts of stock market volatility. The fund maintains a neutral position to equities as of period-end.

Credit market liquidity is likely to continue to improve, in our view. Spreads have tightened, and yields have fallen from March 2020 through period-end. The Fed continues to stand as a backstop to spread widening with the purchase of investment-grade corporate bonds. U.S. Treasuries continue to be in high demand relative to other developed-market government bonds. We expect short-term rates to remain near record lows this year.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Dynamic Asset Allocation Growth Fund

Against this backdrop, we continue to have conviction in our investment strategies over the long term. As for asset allocation, we will continue to take a tactical approach, adjusting the fund’s exposure across various markets as we believe conditions warrant. We will also continue to monitor equity and fixed-income markets, and add securities when we see more attractive valuation levels.

Thank you, Jason, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Dynamic Asset Allocation Growth Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2020, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class P, R, R5, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 9/30/20

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (2/8/94)
Before sales charge	7.63%	138.40%	9.08%	50.76%	8.56%	17.58%	5.55%	8.40%
After sales charge	7.39	124.69	8.43	42.09	7.28	10.82	3.48	2.17
Class B (2/16/94)
Before CDSC	7.39	124.59	8.43	45.22	7.75	15.00	4.77	7.58
After CDSC	7.39	124.59	8.43	43.22	7.45	12.15	3.90	2.58
Class C (9/1/94)
Before CDSC	7.31	121.33	8.27	45.15	7.74	14.97	4.76	7.63
After CDSC	7.31	121.33	8.27	45.15	7.74	14.97	4.76	6.63
Class P (8/31/16)
Net asset value	7.92	145.90	9.41	53.54	8.95	19.03	5.98	8.82
Class R (1/21/03)
Net asset value	7.35	132.53	8.80	48.78	8.27	16.67	5.27	8.10
Class R5 (7/2/12)
Net asset value	7.90	144.66	9.36	52.78	8.85	18.54	5.83	8.70
Class R6 (7/2/12)
Net asset value	7.93	146.65	9.45	53.57	8.96	18.89	5.94	8.79
Class Y (7/14/94)
Net asset value	7.90	144.38	9.35	52.59	8.82	18.50	5.82	8.67

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class P, R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class P, R5, and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class P, R5, and R6 shares; had it, returns would have been higher.

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For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

Comparative index returns For periods ended 9/30/20

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Russell 3000 Index	9.74%	254.26%	13.48%	89.92%	13.69%	39.16%	11.65%	15.00%
Putnam Growth Blended
Benchmark*	—†	157.86	9.94	65.46	10.60	27.40	8.41	11.09
Lipper Mixed-Asset Target
Allocation Growth Funds	7.66	116.50	7.94	47.02	7.94	19.14	5.93	7.46
category average‡

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Putnam Growth Blended Benchmark is a blended benchmark administered by Putnam Management and comprises 60% the Russell 3000 Index, 15% the MSCI EAFE Index (ND), 15% the Bloomberg Barclays U.S. Aggregate Bond Index, 5% the JPMorgan Developed High Yield Index, and 5% the MSCI Emerging Markets Index (GD).

† The fund's secondary benchmark, the Putnam Growth Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund's class A shares.

‡ Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/20, there were 467, 443, 407, 303, and 40 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $22,459 and $22,133, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class P, R, R5, R6, and Y shares would have been valued at $24,590, $23,253, $24,466, $24,665 and $24,438, respectively.

Dynamic Asset Allocation Growth Fund 11

Fund price and distribution information For the 12-month period ended 9/30/20

Distributions	Class A		Class B	Class C	Class P	Class R	Class R5	Class R6	Class Y
Number	1		1	1	1	1	1	1	1
Income	$0.259		$0.121	$0.145	$0.325	$0.219	$0.302	$0.319	$0.298
Capital gains	—		—	—	—	—	—	—	—
Total	$0.259		$0.121	$0.145	$0.325	$0.219	$0.302	$0.319	$0.298
	Before	After	Net	Net	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value	value	value
9/30/19	$15.91	$16.88	$15.49	$14.79	$16.16	$15.49	$16.11	$16.16	$16.12
9/30/20	16.98	18.02	16.54	15.77	17.25	16.52	17.20	17.25	17.21

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class P	Class R	Class R5	Class R6	Class Y
Total annual operating
expenses for the fiscal year
ended 9/30/19	1.07%	1.82%	1.82%	0.66%	1.32%	0.80%	0.70%	0.82%
Annualized expense ratio
for the six-month period
ended 9/30/20*	1.06%	1.81%	1.81%	0.65%	1.31%	0.79%	0.69%	0.81%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

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Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 4/1/20 to 9/30/20. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class P	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$5.96	$10.16	$10.16	$3.66	$7.36	$4.45	$3.89	$4.56
Ending value (after expenses)	$1,250.40	$1,245.50	$1,245.70	$1,252.70	$1,248.70	$1,251.80	$1,252.70	$1,251.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 9/30/20, use the following calculation method. To find the value of your investment on 4/1/20, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class P	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$5.35	$9.12	$9.12	$3.29	$6.61	$3.99	$3.49	$4.09
Ending value (after expenses)	$1,019.70	$1,015.95	$1,015.95	$1,021.75	$1,018.45	$1,021.05	$1,021.55	$1,020.95

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

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Consider these risks before investing

Allocation of assets among asset classes may hurt performance. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, asset class, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Funds that invest in government securities are not guaranteed. Mortgage-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Default risk is generally higher for non-qualified mortgages. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. The use of derivatives may increase these risks by increasing investment exposure (which may be considered leverage) or, in the case of over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class P shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They are available only to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R5 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at

Dynamic Asset Allocation Growth Fund 15

which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

◦ Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

MSCI EAFE Index (ND) is a free float-adjusted market capitalization index that is designed to measure the equity performance of large and mid-cap markets in developed countries, excluding the U.S. and Canada. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI Emerging Markets Index (GD) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Gross dividend (GD) total return indexes reinvest as much as possible of a company’s dividend distributions. The reinvested amount is equal to the total dividend amount distributed to persons residing in the country of the dividend-paying company. Gross total return indexes do not, however, include any tax credits.

Putnam Growth Blended Benchmark is a benchmark administered by Putnam Management, comprising 60% the Russell 3000 Index, 15% the MSCI EAFE Index (ND), 15% the Bloomberg Barclays U.S. Aggregate Bond Index, 5% the JPMorgan Developed High Yield Index, and 5% the MSCI Emerging Markets Index (GD).

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

16 Dynamic Asset Allocation Growth Fund

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2020, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2020, Putnam employees had approximately $495,000,000 and the Trustees had approximately $76,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Liquidity risk management program

Putnam, as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the first annual report on the program to the Trustees in April 2020. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from December 2018 through March 2020. The report included a description of the annual liquidity assessment of the fund that Putnam performed in November 2019. The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. The report also included a discussion of liquidity monitoring during the period, including during the market liquidity challenges caused by the COVID-19 pandemic, and the impact those challenges had on the liquidity of the fund’s investments. Putnam concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

Dynamic Asset Allocation Growth Fund 17

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

18 Dynamic Asset Allocation Growth Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel considered any possible changes to the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and, as applicable, identified those changes to Putnam Management. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2020, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2020, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2020 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2020. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.) The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater

Dynamic Asset Allocation Growth Fund 19

scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with certain exceptions primarily involving newly launched or repositioned funds, the current fee arrangements under the vast majority of the funds’ management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee schedule for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2019. These expense limitations were: (i) a contractual expense limitation applicable to specified open-end funds, including your fund, of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2019. Putnam Management and PSERV have agreed to maintain these expense limitations until at least January 30, 2022. The support of Putnam Management and PSERV for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the fourth quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2019. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2019 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and

20 Dynamic Asset Allocation Growth Fund

its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of the revenues, expenses and profitability of Putnam Management and its affiliates, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding services provided and fees charged by Putnam Management and its affiliates to other clients, including defined benefit pension and profit-sharing plans, sub-advised mutual funds, private funds sponsored by affiliates of Putnam Management, and model-only separately managed accounts. This information included, in cases where a product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate marketplaces. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for other clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of Putnam Management’s investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with individual portfolio managers and with senior management of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, in the aggregate, 2019 was a strong year of performance for The Putnam Funds, with the Putnam funds, on an asset-weighted basis, ranking in the top quartile of their Lipper Inc. (“Lipper”) peers for the year ended December 31, 2019. For those funds that are evaluated based on their total returns versus selected investment benchmarks, the Trustees observed that the funds, on an asset-weighted-basis, delivered a gross return that was 2.3% ahead of their benchmarks in 2019. In addition to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund complexes. In this regard, the Trustees observed that The Putnam Funds’ relative performance, as reported in the Barron’s/Lipper Fund Families survey, was exceptionally strong over both the short and long term, with The Putnam Funds ranking as the 8th best performing mutual fund complex out of 55 complexes for the one-year period ended December 31, 2019 and the 8th best performing mutual fund complex out of 45 complexes for the ten-year period, with 2019 marking the third consecutive year that The Putnam Funds have ranked in the top ten fund complexes for the

Dynamic Asset Allocation Growth Fund 21

ten-year period. The Trustees also noted that The Putnam Funds ranked 26th out of 52 complexes for the five-year period ended December 31, 2019. In addition to the Barron’s/Lipper Fund Families Survey, the Trustees also considered the funds’ ratings assigned by Morningstar Inc., noting that 22 of the funds were four- or five-star rated at the end of 2019 and that this included five funds that had achieved a five-star rating. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2019 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Mixed-Asset Target Allocation Growth Funds) for the one-year, three-year and five-year periods ended December 31, 2019 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	3rd
Three-year period	3rd
Five-year period	2nd

Over the one-year, three-year and five-year periods ended December 31, 2019, there were 461, 432 and 388 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.) The Trustees considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires and internal promotions in 2019 to strengthen its investment team.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. The Trustees noted that, in 2019, they had approved the elimination of a fund expense recapture program, whereby a portion of available soft dollars were used to pay fund expenses, and that the amount of commissions allocated to that program were instead used to increase, by a corresponding amount, the budget allocated for execution services. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. In addition, with the assistance of their Brokerage Committee, the Trustees indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution

22 Dynamic Asset Allocation Growth Fund

services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

Dynamic Asset Allocation Growth Fund 23

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

24 Dynamic Asset Allocation Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Putnam Asset Allocation Funds and Shareholders of
Putnam Dynamic Asset Allocation Growth Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Dynamic Asset Allocation Fund (one of the funds constituting Putnam Asset Allocation Funds, referred to hereafter as the “Fund”) as of September 30, 2020, the related statement of operations for the year ended September 30, 2020, the statement of changes in net assets for each of the two years in the period ended September 30, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 11, 2020

We have served as the auditor of one or more investment companies in the Putnam Investments family of mutual funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

Dynamic Asset Allocation Growth Fund 25

The fund’s portfolio 9/30/20

COMMON STOCKS (71.3%)*	Shares	Value
Basic materials (2.8%)
Air Liquide SA (France)	4,631	$734,862
Air Products & Chemicals, Inc.	12,433	3,703,293
Akzo Nobel NV (Netherlands)	18,186	1,841,785
Albemarle Corp. S	28,532	2,547,337
Anglo American PLC (United Kingdom)	137,602	3,322,896
Arkema SA (France)	6,601	700,292
Ashland Global Holdings, Inc.	9,200	652,464
Asian Paints, Ltd. (India)	52,223	1,407,114
Axalta Coating Systems, Ltd. †	46,700	1,035,339
Azrieli Group, Ltd. (Israel)	1,830	81,535
BHP Billiton, Ltd. (Australia)	103,898	2,673,586
BHP Group PLC (United Kingdom)	62,286	1,327,864
Brenntag AG (Germany)	18,052	1,148,655
Celanese Corp.	7,600	816,620
CF Industries Holdings, Inc.	52,200	1,603,062
China Lesso Group Holdings, Ltd. (China)	1,173,000	2,121,273
Compagnie De Saint-Gobain (France) †	14,381	603,798
Covestro AG (Germany)	35,237	1,749,579
CRH PLC (Ireland)	176,776	6,383,584
Dow, Inc.	81,034	3,812,650
DuPont de Nemours, Inc.	40,827	2,265,082
Eastman Chemical Co.	24,900	1,945,188
Eiffage SA (France) †	14,522	1,183,596
Fortescue Metals Group, Ltd. (Australia)	108,124	1,265,681
Fortune Brands Home & Security, Inc.	27,643	2,391,672
Freeport-McMoRan, Inc. (Indonesia)	233,907	3,658,305
ICL Group, Ltd. (Israel)	128,995	455,385
Koninklijke DSM NV (Netherlands)	12,394	2,042,479
LafargeHolcim, Ltd. (Switzerland)	13,059	595,275
LG Chemical, Ltd. (South Korea)	3,414	1,906,220
Linde PLC	6,382	1,519,746
Linde PLC	5,507	1,303,411
Newcrest Mining, Ltd. (Australia)	21,304	480,172
NewMarket Corp.	1,900	650,408
Nippon Steel Corp. (Japan)	31,400	296,574
Nitto Denko Corp. (Japan)	12,400	808,411
Nucor Corp.	6,949	311,732
PPG Industries, Inc.	8,600	1,049,888
Reliance Steel & Aluminum Co.	9,000	918,360
Rio Tinto PLC (United Kingdom)	48,970	2,954,756
Rio Tinto, Ltd. (Australia)	1,401	94,853
Sherwin-Williams Co. (The)	7,425	5,173,294
Shin-Etsu Chemical Co., Ltd. (Japan)	10,000	1,305,219
SIG Combibloc Group AG (Switzerland)	79,737	1,600,633
Symrise AG (Germany)	8,803	1,217,824
		75,661,752

26 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (71.3%)* cont.	Shares	Value
Capital goods (4.3%)
ABB, Ltd. (Switzerland)	77,521	$1,964,769
ACS Actividades de Construccion y Servicios SA (Spain)	16,067	364,033
AGCO Corp.	5,600	415,912
Airbus SE (France) †	2,901	210,568
Airtac International Group (China)	82,000	1,853,947
Allison Transmission Holdings, Inc.	31,000	1,089,340
AptarGroup, Inc.	11,000	1,245,200
Atlas Copco AB Class A (Sweden)	25,881	1,231,759
Avery Dennison Corp.	17,900	2,288,336
BAE Systems PLC (United Kingdom)	90,511	559,856
Ball Corp.	1,918	159,424
Berry Global Group, Inc. †	29,500	1,425,440
Crown Holdings, Inc. †	16,200	1,245,132
Cummins, Inc.	27,300	5,764,668
Curtiss-Wright Corp.	4,800	447,648
Daikin Industries, Ltd. (Japan)	10,500	1,936,102
Delphi Automotive PLC	26,566	2,435,571
Dover Corp.	16,400	1,776,776
Eaton Corp. PLC	26,921	2,746,750
Elite Material Co., Ltd. (Taiwan)	353,000	1,791,140
Faurecia SA (France) †	20,242	874,131
Gentex Corp.	33,900	872,925
HD Supply Holdings, Inc. †	9,150	377,346
Hitachi, Ltd. (Japan)	50,000	1,689,485
Honeywell International, Inc.	67,308	11,079,570
Johnson Controls International PLC	170,942	6,982,980
KION Group AG (Germany)	17,029	1,462,470
Koito Manufacturing Co., Ltd. (Japan)	15,100	769,803
Kone OYJ Class B (Finland)	10,521	924,922
Legrand SA (France)	16,096	1,285,002
Lockheed Martin Corp.	38,150	14,622,132
Northrop Grumman Corp.	51,093	16,119,331
Obayashi Corp. (Japan)	68,200	618,101
Otis Worldwide Corp.	75,729	4,727,004
Raytheon Technologies Corp.	44,017	2,532,738
Republic Services, Inc.	18,800	1,754,980
Sandvik AB (Sweden) †	120,494	2,350,488
Schindler Holding AG Part. Cert. (Switzerland)	369	100,750
Schneider Electric SA (France)	19,340	2,400,384
Silgan Holdings, Inc.	18,300	672,891
Spirax_Sarco engineering PLC (United Kingdom)	3,678	522,920
Stanley Electric Co., Ltd. (Japan)	20,300	582,531
Sunny Friend Environmental Technology Co., Ltd. (Taiwan)	106,000	842,736
Teledyne Technologies, Inc. †	4,000	1,240,840
Tervita Corp. (Canada) †	179	350
Toshiba Corp. (Japan)	25,100	638,899
Voltronic Power Technology Corp. (Taiwan)	57,750	1,971,002
Waste Connections, Inc.	23,997	2,490,889
Waste Management, Inc.	41,793	4,729,714
		116,189,685

Dynamic Asset Allocation Growth Fund 27

COMMON STOCKS (71.3%)* cont.	Shares	Value
Communication services (3.6%)
American Tower Corp. R	41,710	$10,082,559
AT&T, Inc.	124,155	3,539,659
BCE, Inc. (Canada)	20,788	862,088
BT Group PLC (United Kingdom)	308,699	392,299
Charter Communications, Inc. Class A †	23,855	14,893,631
China Mobile, Ltd. (China)	864,000	5,554,353
Comcast Corp. Class A S	285,574	13,210,653
Crown Castle International Corp. R	30,500	5,078,250
Deutsche Telekom AG (Germany)	158,394	2,653,453
Elisa OYJ (Finland)	10,479	617,654
Equinix, Inc. R	6,000	4,560,780
Hikari Tsushin, Inc. (Japan)	2,800	667,244
HKT Trust & HKT, Ltd. (Units) (Hong Kong)	258,000	341,815
Juniper Networks, Inc.	41,762	897,883
KDDI Corp. (Japan)	76,600	1,937,670
Liberty Global PLC Class C (United Kingdom) †	55,101	1,131,499
MTN Group, Ltd. (South Africa)	407,416	1,370,639
Nippon Telegraph & Telephone Corp. (Japan)	55,900	1,143,661
NTT DoCoMo, Inc. (Japan)	54,300	2,013,689
Safaricom PLC (Kenya)	1,909,000	524,209
SBA Communications Corp. R	9,440	3,006,451
Telstra Corp., Ltd. (Australia)	350,013	698,226
Verizon Communications, Inc.	349,256	20,777,239
Vodafone Group PLC (United Kingdom)	1,259,204	1,670,561
		97,626,165
Communications equipment (0.6%)
Cisco Systems, Inc.	413,213	16,276,461
		16,276,461
Computers (4.5%)
Akamai Technologies, Inc. †	9,400	1,039,076
Apple, Inc.	771,684	89,368,724
BigCommerce Holdings, Inc. † S	44,100	3,673,530
Dropbox, Inc. Class A †	32,200	620,172
Dynatrace, Inc. †	58,276	2,390,482
Fortinet, Inc. †	40,600	4,783,086
Fujitsu, Ltd. (Japan)	7,400	1,013,285
Logitech International SA (Switzerland)	14,360	1,111,227
Otsuka Corp. (Japan)	19,500	997,926
ServiceNow, Inc. †	23,087	11,197,195
Software AG (Germany)	30,663	1,512,070
Synopsys, Inc. †	23,518	5,032,382
		122,739,155
Conglomerates (0.4%)
AMETEK, Inc.	23,500	2,335,900
Danaher Corp.	38,992	8,396,147
General Electric Co.	61,971	386,079
Orkla ASA (Norway)	47,406	479,756
		11,597,882

28 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (71.3%)* cont.	Shares	Value
Consumer cyclicals (10.5%)
ABC-Mart, Inc. (Japan)	3,800	$197,801
Adecco Group AG (Switzerland)	19,969	1,055,262
adidas AG (Germany) †	6,535	2,115,139
Amazon.com, Inc. †	22,748	71,627,310
Aramark	72,900	1,928,205
Avalara, Inc. †	20,114	2,561,317
Berkeley Group Holdings PLC (The) (United Kingdom)	13,055	710,245
Best Buy Co., Inc.	58,700	6,532,723
BJ’s Wholesale Club Holdings, Inc. †	115,669	4,806,047
Booking Holdings, Inc. †	1,798	3,075,803
Booz Allen Hamilton Holding Corp.	31,400	2,605,572
Brambles, Ltd. (Australia)	136,436	1,027,099
Bridgestone Corp. (Japan)	9,100	287,439
Brunswick Corp.	22,900	1,349,039
Casey’s General Stores, Inc.	7,300	1,296,845
CK Hutchison Holdings, Ltd. (Hong Kong)	121,500	736,641
Clear Channel Outdoor Holdings, Inc. †	4,244	4,244
Clicks Group, Ltd. (South Africa)	43,083	570,999
Clorox Co. (The)	2,794	587,215
Compagnie Generale des Etablissements Michelin SCA (France)	5,207	557,174
Companhia De Locacao das Americas (Brazil)	334,894	1,416,288
Compass Group PLC (United Kingdom)	149,900	2,250,173
CoStar Group, Inc. †	5,806	4,926,449
Daito Trust Construction Co., Ltd. (Japan)	6,400	567,432
Daiwa House Industry Co., Ltd. (Japan)	31,500	809,345
Discovery, Inc. Class A † S	38,200	831,614
Dollar General Corp.	24,437	5,122,484
Dollar Tree, Inc. †	6,203	566,582
Edenred (France)	33,720	1,512,860
Ferrari NV (Italy)	6,748	1,235,190
Fiat Chrysler Automobiles NV (Italy) †	83,373	1,020,680
Flutter Entertainment PLC (Ireland)	9,715	1,530,016
Ford Motor Co.	253,607	1,689,023
Fox Corp. Class B	4,166	116,523
Fu Shou Yuan International Group, Ltd. (China)	1,733,000	1,693,005
Geberit International AG (Switzerland)	549	325,299
General Motors Co.	67,476	1,996,615
HC Brillant Services GmbH (acquired 8/2/13, cost $1) (Private)
(Germany) † ∆∆ F	2	2
Hermes International (France)	3,143	2,709,215
Hilton Worldwide Holdings, Inc.	69,472	5,927,351
Home Depot, Inc. (The)	29,282	8,131,904
Hoshizaki Corp. (Japan)	7,100	566,225
iHeartMedia, Inc. Class A †	1,805	14,657
Industria de Diseno Textil SA (Inditex) (Spain)	78,270	2,176,118
Jardine Matheson Holdings, Ltd. (Hong Kong)	5,200	206,389
JUMBO SA (Greece)	86,731	1,524,087
Kakao Corp. (South Korea)	4,525	1,408,598
Kering SA (France)	5,240	3,481,378

Dynamic Asset Allocation Growth Fund 29

COMMON STOCKS (71.3%)* cont.	Shares	Value
Consumer cyclicals cont.
Kimberly-Clark Corp.	4,231	$624,749
Kingfisher PLC (United Kingdom)	371,075	1,418,180
Knorr-Bremse AG (Germany)	6,158	727,418
Lennar Corp. Class A	42,700	3,487,736
Li Ning Co., Ltd. (China)	573,000	2,688,732
Liberty Media Corp.-Liberty SiriusXM Class C †	14,765	488,426
Live Nation Entertainment, Inc. †	28,787	1,551,044
Lowe’s Cos., Inc.	6,900	1,144,434
lululemon athletica, Inc. (Canada) †	8,938	2,943,909
LVMH Moet Hennessy Louis Vuitton SA (France)	2,077	970,989
Mastercard, Inc. Class A	24,985	8,449,177
Moody’s Corp.	4,900	1,420,265
News Corp. Class A	11,448	160,501
Nexi SpA (Italy) †	101,707	2,039,525
Nihon M&A Center, Inc. (Japan)	24,600	1,403,208
NIKE, Inc. Class B	55,672	6,989,063
Nintendo Co., Ltd. (Japan)	10,000	5,684,803
Pandora A/S (Denmark)	10,649	766,291
PayPal Holdings, Inc. †	53,193	10,480,617
Peugeot SA (France) †	93,826	1,691,714
Polaris, Inc.	19,600	1,849,064
Porsche Automobil Holding SE (Preference) (Germany) †	16,935	1,011,100
Poya International Co., Ltd. (Taiwan)	95,820	1,831,584
Publicis Groupe SA (France)	5,445	176,454
PulteGroup, Inc.	147,824	6,842,773
Ryohin Keikaku Co., Ltd. (Japan)	27,800	461,767
S&P Global, Inc.	12,384	4,465,670
Scotts Miracle-Gro Co. (The) Class A	4,000	611,640
Secom Co., Ltd. (Japan)	20,200	1,845,753
Sirius XM Holdings, Inc. S	152,100	815,256
Sofina SA (Belgium)	884	241,176
Sohgo Security Services Co., Ltd. (Japan)	7,400	352,615
Sony Corp. (Japan)	77,400	5,919,932
Spectrum Brands Holdings, Inc.	9,600	548,736
Subaru Corp. (Japan)	3,700	71,827
Target Corp.	61,735	9,718,324
Taylor Wimpey PLC (United Kingdom)	344,942	479,988
Tempur Sealy International, Inc. †	13,300	1,186,227
Tesla Motors, Inc. †	9,971	4,277,659
Toyota Motor Corp. (Japan)	1,000	66,140
TransUnion	4,700	395,411
United Rentals, Inc. †	24,594	4,291,653
Volkswagen AG (Preference) (Germany) †	8,559	1,377,473
Volvo AB (Sweden) †	50,975	979,056
Wal-Mart de Mexico SAB de CV (Mexico)	1,605,200	3,841,039
Walmart, Inc.	91,063	12,740,624
Walt Disney Co. (The)	4,628	574,242
Wesfarmers, Ltd. (Australia)	94,258	3,005,285
Wilcon Depot, Inc. (Philippines)	2,790,500	920,967

30 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (71.3%)* cont.	Shares	Value
Consumer cyclicals cont.
Wolters Kluwer NV (Netherlands)	22,510	$1,921,813
Worldline SA (France) †	18,885	1,548,526
Zhongsheng Group Holdings, Ltd. (China)	314,500	1,976,718
		288,864,894
Consumer staples (5.6%)
a2 Milk Co., Ltd. (New Zealand) †	58,824	599,119
Altria Group, Inc.	142,096	5,490,589
Associated British Foods PLC (United Kingdom)	32,844	791,174
Auto Trader Group PLC (United Kingdom)	76,654	554,476
British American Tobacco PLC (United Kingdom)	31,872	1,145,574
Campbell Soup Co.	13,900	672,343
Carlsberg A/S Class B (Denmark)	13,558	1,825,586
Chipotle Mexican Grill, Inc. †	2,221	2,762,280
Coca-Cola Co. (The)	194,900	9,622,213
Coca-Cola HBC AG (Switzerland)	89,125	2,203,098
Coles Group, Ltd. (Australia)	54,143	660,336
Constellation Brands, Inc. Class A	6,800	1,288,668
Costco Wholesale Corp.	1,900	674,500
Diageo PLC (United Kingdom)	54,454	1,865,496
Dino Polska SA (Poland) †	18,219	1,072,196
Domino’s Pizza, Inc.	434	184,572
Essity AB Class B (Sweden) †	63,539	2,147,036
Estee Lauder Cos., Inc. (The) Class A	19,073	4,162,682
Ferguson PLC (United Kingdom)	25,483	2,564,005
Hershey Co. (The)	22,700	3,253,818
Hindustan Unilever, Ltd. (India)	88,332	2,481,332
Hormel Foods Corp.	3,447	168,524
Imperial Brands PLC (United Kingdom)	98,729	1,740,280
ITOCHU Corp. (Japan)	107,400	2,746,301
J.M. Smucker Co. (The) S	12,063	1,393,518
Japan Tobacco, Inc. (Japan)	5,600	102,260
JD.com, Inc. ADR (China) †	40,100	3,112,161
JDE Peet’s BV (Netherlands) †	26,144	1,063,573
Jubilant Foodworks, Ltd. (India)	36,941	1,174,682
Keurig Dr Pepper, Inc.	71,113	1,962,719
Kobe Bussan Co., Ltd. (Japan)	8,200	450,859
Koninklijke Ahold Delhaize NV (Netherlands)	152,147	4,502,885
Kose Corp. (Japan)	5,400	660,256
L’Oreal SA (France)	7,279	2,368,602
McDonald’s Corp.	39,400	8,647,906
McDonald’s Holdings Co. (Japan), Ltd. (Japan)	12,200	593,475
Meituan Dianping Class B (China) †	128,600	4,044,376
MercadoLibre, Inc. (Argentina) †	1,768	1,913,825
Metro, Inc. (Canada)	2,293	110,022
Molson Coors Beverage Co. Class B	37,106	1,245,277
Mondelez International, Inc. Class A	103,367	5,938,434
Nestle SA (Switzerland)	37,072	4,398,188
Netflix, Inc. †	1,923	961,558
PALTAC Corp. (Japan)	23,700	1,196,205

Dynamic Asset Allocation Growth Fund 31

COMMON STOCKS (71.3%)* cont.	Shares	Value
Consumer staples cont.
PepsiCo, Inc.	95,406	$13,223,272
Procter & Gamble Co. (The)	177,594	24,683,790
Recruit Holdings Co., Ltd. (Japan)	13,100	519,774
Sundrug Co., Ltd. (Japan)	18,500	696,520
Swedish Match AB (Sweden)	4,102	334,674
Sysco Corp.	13,200	821,304
Unilever NV (Netherlands)	42,791	2,583,303
Unilever PLC (United Kingdom)	13,656	841,454
Walgreens Boots Alliance, Inc.	25,954	932,268
WH Group, Ltd. (Hong Kong)	1,688,000	1,373,906
Wilmar International, Ltd. (Singapore)	270,400	875,947
WM Morrison Supermarkets PLC (United Kingdom)	125,214	274,867
Woolworths Group, Ltd. (Australia)	55,730	1,456,990
Wuliangye Yibin Co., Ltd. Class A (China)	55,900	1,813,922
Yum! Brands, Inc.	44,600	4,071,980
Zalando SE (Germany) †	21,585	2,020,393
		153,041,343
Electronics (3.7%)
Advanced Micro Devices, Inc. †	37,029	3,036,008
Brother Industries, Ltd. (Japan)	33,400	530,488
Garmin, Ltd.	16,100	1,527,246
Hoya Corp. (Japan)	25,400	2,863,079
Inphi Corp. †	29,100	3,266,475
Intel Corp.	16,994	879,949
MediaTek, Inc. (Taiwan)	83,000	1,750,214
MinebeaMitsumi, Inc. (Japan)	55,200	1,041,477
NVIDIA Corp.	43,855	23,735,203
NXP Semiconductors NV	12,969	1,618,661
Qorvo, Inc. †	2,587	333,749
Qualcomm, Inc.	174,840	20,575,171
Rockwell Automation, Inc.	17,400	3,839,832
Roper Technologies, Inc.	3,496	1,381,305
Samsung Electronics Co., Ltd. (South Korea)	186,850	9,414,563
Samsung Electronics Co., Ltd. (Preference) (South Korea)	39,656	1,710,883
Shenzhen Inovance Technology Co., Ltd. Class A (China)	214,900	1,832,091
Silergy Corp. (China)	13,000	769,198
SK Hynix, Inc. (South Korea)	55,064	3,950,937
SMC Corp. (Japan)	1,300	723,525
Techtronic Industries Co., Ltd. (TTI) (Hong Kong)	201,500	2,649,656
Texas Instruments, Inc.	46,312	6,612,890
Thales SA (France)	22,108	1,655,419
Xilinx, Inc.	42,700	4,451,048
		100,149,067
Energy (1.4%)
Ampol Ltd. (Australia)	5,257	90,417
Baker Hughes a GE Co.	69,600	924,984
BP PLC (United Kingdom)	459,947	1,335,412
Cabot Oil & Gas Corp.	5,995	104,073
Cenovus Energy, Inc. (Canada)	153,726	599,180

32 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (71.3%)* cont.	Shares	Value
Energy cont.
Chevron Corp.	79,361	$5,713,992
ConocoPhillips	70,443	2,313,348
Enterprise Products Partners LP	106,718	1,685,077
EOG Resources, Inc.	15,405	553,656
Exxon Mobil Corp.	73,730	2,531,151
Gamesa Corp Tecnologica SA (Spain)	5,088	137,140
Halliburton Co.	43,023	518,427
Koninklijke Vopak NV (Netherlands)	12,736	717,543
Lukoil PJSC ADR (Russia)	37,051	2,142,249
Marathon Oil Corp.	94,961	388,390
MWO Holdings, LLC (Units) F	89	—
Occidental Petroleum Corp.	11,201	112,122
Orsted A/S (Denmark)	13,059	1,801,292
Phillips 66	2,422	125,556
Reliance Industries, Ltd. (India)	205,190	6,249,520
Repsol SA (Spain)	9,432	62,998
Royal Dutch Shell PLC Class B (United Kingdom)	197,880	2,393,756
Schlumberger, Ltd.	159,500	2,481,820
TOTAL SA (France)	72,124	2,476,236
Valero Energy Corp.	45,464	1,969,500
		37,427,839
Financials (8.6%)
3i Group PLC (United Kingdom)	89,813	1,152,889
A-Living Services Co., Ltd. Class H (China)	288,000	1,466,504
Admiral Group PLC (United Kingdom)	4,816	162,431
Aflac, Inc.	100,200	3,642,270
AGNC Investment Corp. R	160,900	2,238,119
AIA Group, Ltd. (Hong Kong)	489,200	4,819,197
Allianz SE (Germany)	14,675	2,814,938
Allstate Corp. (The)	64,326	6,055,650
Ally Financial, Inc.	66,500	1,667,155
American Financial Group, Inc.	6,500	435,370
American International Group, Inc.	65,721	1,809,299
Ameriprise Financial, Inc.	23,700	3,652,407
Amundi SA (France) †	5,432	382,952
Apartment Investment and Management Co. Class A R	17,400	586,728
Apollo Global Management, Inc.	52,159	2,334,115
Aroundtown SA (Luxembourg) †	27,163	136,535
Assured Guaranty, Ltd.	93,558	2,009,626
AvalonBay Communities, Inc. R	9,500	1,418,730
Aviva PLC (United Kingdom)	453,190	1,666,462
AXA SA (France)	204,141	3,768,511
B3 SA — Brasil Bolsa Balcao (Brazil)	256,900	2,516,439
Banco Bilbao Vizcaya Argenta (Spain)	449,742	1,242,984
Bank Leumi Le-Israel BM (Israel)	252,335	1,110,131
Bank of America Corp.	316,459	7,623,497
Bank of Montreal (Canada)	8,265	483,157
Bank Tabungan Pensiunan Nasional Syariah Tbk PT (Indonesia)	5,038,100	1,115,434
Banque Cantonale Vaudoise (Switzerland)	4,329	438,844

Dynamic Asset Allocation Growth Fund 33

COMMON STOCKS (71.3%)* cont.	Shares	Value
Financials cont.
Berkshire Hathaway, Inc. Class B †	1,059	$225,503
BNP Paribas SA (France) †	41,802	1,514,320
BOC Hong Kong Holdings, Ltd. (Hong Kong)	249,500	661,861
Boston Properties, Inc. R	33,405	2,682,422
Broadridge Financial Solutions, Inc.	10,506	1,386,792
Canadian Imperial Bank of Commerce (Canada)	6,775	506,414
Capital One Financial Corp.	26,628	1,913,488
CBRE Group, Inc. Class A †	31,800	1,493,646
Charles Schwab Corp. (The)	57,766	2,092,862
CI Financial Corp. (Canada)	97,704	1,239,323
Citigroup, Inc.	364,888	15,730,322
CK Asset Holdings, Ltd. (Hong Kong)	250,000	1,219,770
CME Group, Inc.	6,936	1,160,462
Cousins Properties, Inc. R	26,900	769,071
Credit Agricole SA (France) †	135,417	1,183,646
DBS Group Holdings, Ltd. (Singapore)	84,700	1,245,795
Deutsche Boerse AG (Germany)	20,151	3,538,900
Direct Line Insurance Group PLC (United Kingdom)	250,411	871,661
Discover Financial Services	41,700	2,409,426
DNB ASA (Norway) †	146,381	2,021,769
Duke Realty Corp. R	41,100	1,516,590
Equitable Holdings, Inc.	94,900	1,730,976
Equity Commonwealth R	20,200	537,926
Equity Lifestyle Properties, Inc. R	11,800	723,340
Equity Residential R	21,600	1,108,728
Erie Indemnity Co. Class A	808	169,906
Fidelity National Financial, Inc.	29,800	933,038
Finecobank Banca Fineco SpA (Italy) †	37,246	512,496
Gaming and Leisure Properties, Inc. R	101,535	3,749,687
Gjensidige Forsikring ASA (Norway)	39,365	799,119
Goldman Sachs Group, Inc. (The)	30,667	6,163,147
Goodman Group (Australia) R	115,080	1,481,086
Hana Financial Group, Inc. (South Korea)	83,371	1,984,221
Hargreaves Lansdown PLC (United Kingdom)	18,968	380,226
HDFC Bank, Ltd. (India) †	237,294	3,496,543
Henderson Land Development Co., Ltd. (Hong Kong)	196,700	725,654
Hong Kong Exchanges and Clearing, Ltd. (Hong Kong)	40,000	1,880,175
Hongkong Land Holdings, Ltd. (Hong Kong)	58,900	219,357
ING Groep NV (Netherlands) †	87,147	617,075
Intercontinental Exchange, Inc.	1,057	105,753
Invitation Homes, Inc. R	57,900	1,620,621
Israel Discount Bank, Ltd. Class A (Israel)	180,153	485,584
Japan Exchange Group, Inc. (Japan)	54,500	1,525,155
Japan Post Bank Co., Ltd. (Japan)	56,000	437,381
Japan Post Holdings Co., Ltd. (Japan)	80,700	550,450
Jones Lang LaSalle, Inc.	4,100	392,206
JPMorgan Chase & Co.	265,404	25,550,443
KBC Group NV (Belgium)	15,559	779,087
KeyCorp	87,995	1,049,780

34 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (71.3%)* cont.	Shares	Value
Financials cont.
Legal & General Group PLC (United Kingdom)	329,015	$797,373
Lincoln National Corp.	40,900	1,281,397
Loews Corp.	2,870	99,733
London Stock Exchange Group PLC (United Kingdom)	20,335	2,326,339
LPL Financial Holdings, Inc.	8,500	651,695
Magellan Financial Group, Ltd. (Australia)	16,029	653,296
MetLife, Inc.	180,800	6,720,336
MGIC Investment Corp.	65,000	575,900
Mitsubishi UFJ Lease & Finance Co., Ltd. (Japan)	76,600	354,283
Mizuho Financial Group, Inc. (Japan)	36,070	450,570
Morgan Stanley	105,500	5,100,925
National Bank of Canada (Canada)	14,644	727,389
Network International Holdings PLC (United Arab Emirates) †	337,497	1,192,251
Nippon Prologis REIT, Inc. (Japan) R	418	1,411,409
NN Group NV (Netherlands)	3,445	129,400
Nomura Real Estate Holdings, Inc. (Japan)	32,100	610,552
ORIX Corp. (Japan)	103,200	1,284,780
Partners Group Holding AG (Switzerland)	2,031	1,868,872
Persimmon PLC (United Kingdom)	17,311	549,822
PNC Financial Services Group, Inc. (The)	29,152	3,204,096
Popular, Inc. (Puerto Rico)	12,800	464,256
Principal Financial Group, Inc.	37,700	1,518,179
Prudential PLC (United Kingdom)	141,384	2,018,503
Radian Group, Inc.	140,328	2,050,192
Reinsurance Group of America, Inc.	6,500	618,735
Sberbank of Russia PJSC ADR (Russia) †	142,902	1,667,195
SEI Investments Co.	14,600	740,512
Sekisui House, Ltd. (Japan)	42,800	756,951
Seven Bank, Ltd. (Japan)	160,800	389,880
Sichuan Languang Justbon Services Group Co., Ltd. Class H (China)	166,000	938,362
Singapore Exchange, Ltd. (Singapore)	248,900	1,674,939
Skandinaviska Enskilda Banken AB (Sweden) †	179,912	1,592,561
SLM Corp.	116,800	944,912
Standard Chartered PLC (United Kingdom)	262,099	1,201,613
State Street Corp.	31,733	1,882,719
Sumitomo Mitsui Financial Group, Inc. (Japan)	135,500	3,770,442
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	30,800	819,574
Sun Hung Kai Properties, Ltd. (Hong Kong)	70,000	897,394
Swiss Life Holding AG (Switzerland)	1,177	444,697
Swiss Prime Site AG (Switzerland)	4,007	363,685
Synchrony Financial	146,500	3,833,905
Toronto-Dominion Bank (Canada)	13,537	626,755
Tradeweb Markets, Inc. Class A	9,240	535,920
UBS Group AG (Switzerland)	138,236	1,543,220
Unum Group	60,900	1,024,947
Virtu Financial, Inc. Class A	44,500	1,023,945
Visa, Inc. Class A	44,148	8,828,276
Vonovia SE (Germany)	22,237	1,528,093
Zurich Insurance Group AG (Switzerland)	1,935	672,772
		236,207,129

Dynamic Asset Allocation Growth Fund 35

COMMON STOCKS (71.3%)* cont.	Shares	Value
Health care (8.6%)
10x Genomics, Inc. Class A †	7,500	$935,100
Abbott Laboratories	73,700	8,020,771
AbbVie, Inc.	86,157	7,546,492
ABIOMED, Inc. †	9,800	2,715,188
Advanz Pharma Corp., Ltd. (Canada) †	646	3,253
Alkermes PLC †	39,800	659,486
Amgen, Inc.	30,913	7,856,848
Astellas Pharma, Inc. (Japan)	123,300	1,835,510
AstraZeneca PLC (United Kingdom)	9,778	1,064,246
AstraZeneca PLC ADR (United Kingdom)	66,699	3,655,105
Baxter International, Inc.	34,754	2,794,917
Becton Dickinson and Co.	1,431	332,965
Biogen, Inc. †	15,500	4,397,040
BioMerieux (France)	3,624	567,301
Bristol-Myers Squibb Co.	69,579	4,194,918
Cardinal Health, Inc.	57,400	2,694,930
Chugai Pharmaceutical Co., Ltd. (Japan)	15,900	713,498
Cigna Corp.	44,637	7,561,954
Coloplast A/S Class B (Denmark)	1,203	190,252
DexCom, Inc. †	9,573	3,946,278
DiaSorin SpA (Italy)	6,336	1,277,095
Edwards Lifesciences Corp. †	84,100	6,712,862
Eli Lilly and Co.	110,657	16,379,450
Fisher & Paykel Healthcare Corp., Ltd. (New Zealand)	18,704	411,709
Fresenius Medical Care AG & Co., KGaA (Germany)	2,984	251,963
Galapagos NV (Belgium) †	3,715	527,664
GlaxoSmithKline PLC (United Kingdom)	61,069	1,143,937
Grifols SA (Spain)	2,764	79,658
Hikma Pharmaceuticals PLC (United Kingdom)	25,368	849,667
Hologic, Inc. †	58,600	3,895,142
Humana, Inc.	18,100	7,491,409
Hypera SA (Brazil)	283,300	1,504,301
IDEXX Laboratories, Inc. †	14,343	5,638,377
Jazz Pharmaceuticals PLC †	15,400	2,195,886
Johnson & Johnson	128,886	19,188,548
Kobayashi Pharmaceutical Co., Ltd. (Japan)	3,700	358,148
Lonza Group AG (Switzerland)	9,810	6,055,519
M3, Inc. (Japan)	12,100	751,312
McKesson Corp.	703	104,698
Medtronic PLC	112,103	11,649,744
Merck & Co., Inc.	171,030	14,186,939
Merck KGaA (Germany)	5,682	829,701
Neurocrine Biosciences, Inc. †	4,200	403,872
Novartis AG (Switzerland)	83,251	7,234,618
Novo Nordisk A/S Class B (Denmark)	52,128	3,620,903
Ono Pharmaceutical Co., Ltd. (Japan)	18,700	587,070
PeptiDream, Inc. (Japan) †	7,000	328,907
Pfizer, Inc.	166,643	6,115,798
Quest Diagnostics, Inc.	6,100	698,389

36 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (71.3%)* cont.	Shares	Value
Health care cont.
Regeneron Pharmaceuticals, Inc. †	17,114	$9,580,075
Roche Holding AG (Switzerland)	18,052	6,176,080
Sanofi (France)	3,734	374,405
Sarepta Therapeutics, Inc. †	8,100	1,137,483
Sartorius Stedim Biotech (France)	3,117	1,073,538
Seattle Genetics, Inc. †	16,471	3,223,210
Shenzhen Mindray Bio-Medical Electronics Co., Ltd. Class A (China)	41,200	2,107,027
Shionogi & Co., Ltd. (Japan)	27,400	1,465,928
Smith & Nephew PLC (United Kingdom)	47,108	917,964
Sonic Healthcare, Ltd. (Australia)	15,593	370,964
Suzuken Co., Ltd. (Japan)	16,800	640,326
Thermo Fisher Scientific, Inc.	5,800	2,560,816
UnitedHealth Group, Inc.	24,673	7,692,302
Universal Vision Biotechnology Co., Ltd. (Taiwan)	157,000	1,434,374
Vertex Pharmaceuticals, Inc. †	26,899	7,319,756
WuXi AppTec Co., Ltd. Class H (China)	143,060	2,069,710
Zimmer Biomet Holdings, Inc.	22,500	3,063,150
Zoetis, Inc.	7,118	1,177,104
		234,543,550
Miscellaneous (0.1%)
Centre Testing International Group Co., Ltd. Class A (China)	534,669	1,919,259
		1,919,259
Semiconductor (0.8%)
ASML Holding NV (Netherlands)	2,971	1,095,510
Lasertec Corp. (Japan)	9,600	793,954
Maxim Integrated Products, Inc.	5,230	353,600
Renesas Electronics Corp. (Japan) †	189,900	1,390,883
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	967,350	14,528,219
Taiwan Semiconductor Manufacturing Co., Ltd. ADR (Taiwan)	23,043	1,868,096
Tokyo Electron, Ltd. (Japan)	4,800	1,256,302
		21,286,564
Software (6.1%)
Activision Blizzard, Inc.	139,437	11,287,425
Adobe, Inc. †	52,142	25,572,001
Amdocs, Ltd.	25,100	1,440,991
Cadence Design Systems, Inc. †	47,281	5,041,573
Electronic Arts, Inc. †	10,812	1,409,993
Everbridge, Inc. † S	13,290	1,670,952
F5 Networks, Inc. †	3,389	416,068
Intuit, Inc.	45,448	14,825,592
Microsoft Corp.	338,132	71,119,305
Nexon Co., Ltd. (Japan)	44,600	1,107,633
NortonLifeLock, Inc.	65,922	1,373,814
Okta, Inc. †	25,000	5,346,250
Oracle Corp.	63,568	3,795,010
Oracle Corp. (Japan)	4,300	466,196
SAP AG (Germany)	752	117,104
Sea, Ltd. ADR (Thailand) † S	14,756	2,273,014
Snowflake, Inc. Class A † S	4,030	1,011,530

Dynamic Asset Allocation Growth Fund 37

COMMON STOCKS (71.3%)* cont.	Shares	Value
Software cont.
Take-Two Interactive Software, Inc. †	23,100	$3,816,582
Tata Consultancy Services, Ltd. (India)	101,734	3,450,447
Totvs SA (Brazil)	417,808	2,016,168
Ubisoft Entertainment SA (France) †	16,512	1,492,177
Veeva Systems, Inc. Class A †	27,800	7,817,082
		166,866,907
Technology (—%)
CACI International, Inc. Class A †	4,100	873,956
SoftBank Group Corp. (Japan)	5,800	358,134
		1,232,090
Technology services (6.3%)
21Vianet Group, Inc. ADR (China) †	76,342	1,768,081
Accenture PLC Class A	7,685	1,736,733
Alibaba Group Holding, Ltd. (China) †	629,268	23,269,491
Alibaba Group Holding, Ltd. ADR (China) †	5,464	1,606,307
Alphabet, Inc. Class A †	24,383	35,735,725
Alphabet, Inc. Class C †	8,931	13,124,998
Baidu, Inc. ADR (China) †	8,940	1,131,715
Capgemini SE (France)	4,975	637,177
Cognizant Technology Solutions Corp. Class A	10,834	752,096
CompuGroup Medical SE & Co. KgaA (Germany)	16,730	1,548,417
DocuSign, Inc. †	53,787	11,577,114
DXC Technology Co.	5,102	91,071
eBay, Inc.	229,000	11,930,900
Facebook, Inc. Class A †	48,228	12,630,913
Fair Isaac Corp. †	5,600	2,382,128
Fidelity National Information Services, Inc.	63,620	9,365,501
Fiserv, Inc. †	3,592	370,156
FUJIFILM Holdings Corp. (Japan)	9,500	468,118
GMO internet, Inc. (Japan)	27,100	708,414
GoDaddy, Inc. Class A †	52,400	3,980,828
IBM Corp.	6,300	766,521
Itochu Techno-Solutions Corp. (Japan)	29,400	1,118,897
Kakaku.com, Inc. (Japan)	15,600	412,418
Leidos Holdings, Inc.	33,300	2,968,695
NAVER Corp. (South Korea)	8,398	2,126,298
NEC Corp. (Japan)	9,100	532,677
Nomura Research Institute, Ltd. (Japan)	35,700	1,049,226
Palo Alto Networks, Inc. †	2,300	562,925
Prosus NV (Netherlands) †	32,370	2,973,691
Salesforce.com, Inc. †	25,722	6,464,453
Tencent Holdings, Ltd. (China)	243,011	16,182,922
Tyler Technologies, Inc. †	488	170,097
Yandex NV Class A (Russia) † S	27,223	1,776,301
		171,921,004
Transportation (1.3%)
Aena SME SA (Spain) †	5,916	824,049
Aurizon Holdings, Ltd. (Australia)	280,461	855,818
CH Robinson Worldwide, Inc. S	7,533	769,797

38 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (71.3%)* cont.	Shares	Value
Transportation cont.
Copa Holdings SA Class A (Panama)	33,900	$1,706,526
Delta Air Lines, Inc.	45,300	1,385,274
Deutsche Post AG (Germany)	68,525	3,124,818
Expeditors International of Washington, Inc.	35,380	3,202,598
FedEx Corp.	10,741	2,701,576
Hankyu Hanshin Holdings, Inc. (Japan)	13,500	434,290
Japan Airlines Co., Ltd. (Japan)	28,000	525,628
Kyushu Railway Co. (Japan)	3,200	68,360
MTR Corp. (Hong Kong)	67,500	334,986
Norfolk Southern Corp.	2,362	505,444
Odakyu Electric Railway Co., Ltd. (Japan)	23,000	578,668
Old Dominion Freight Line, Inc.	25,100	4,541,092
Southwest Airlines Co.	81,937	3,072,638
Union Pacific Corp.	44,691	8,798,317
West Japan Railway Co. (Japan)	13,900	687,020
Yangzijiang Shipbuilding Holdings, Ltd. (China)	735,000	535,943
		34,652,842
Utilities and power (2.1%)
AES Corp. (The)	35,700	646,527
AGL Energy, Ltd. (Australia)	100,689	984,019
Ameren Corp.	29,069	2,298,777
American Electric Power Co., Inc.	122,696	10,027,944
China Resources Gas Group, Ltd. (China)	288,000	1,289,405
Chubu Electric Power Co., Inc. (Japan)	30,500	370,980
Chugoku Electric Power Co., Inc. (The) (Japan)	25,800	323,016
CLP Holdings, Ltd. (Hong Kong)	74,000	689,774
Companhia Paranaense de Energia-Copel (Preference) (Brazil)	119,153	1,315,671
Consolidated Edison, Inc.	7,547	587,157
E.ON SE (Germany)	112,301	1,240,777
Enel SpA (Italy)	194,433	1,688,291
Energias de Portugal (EDP) SA (Portugal)	332,644	1,634,966
Eni SpA (Italy)	104,565	817,996
Entergy Corp.	20,300	2,000,159
Exelon Corp.	236,700	8,464,392
HK Electric Investments & HK Electric Investments, Ltd. (Units)
(Hong Kong)	138,500	143,045
IDACORP, Inc.	5,300	423,470
Kinder Morgan, Inc.	250,751	3,091,760
National Grid PLC (United Kingdom)	14,125	162,603
NRG Energy, Inc.	188,784	5,803,220
Pinnacle West Capital Corp.	21,137	1,575,763
Public Service Enterprise Group, Inc.	49,800	2,734,518
Snam SpA (Italy)	178,272	916,638
Southern Co. (The)	119,900	6,500,978
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights)	11,872	13,059
Vistra Energy Corp.	99,400	1,874,684
		57,619,589
Total common stocks (cost $1,515,422,387)		$1,945,823,177

Dynamic Asset Allocation Growth Fund 39

	Principal
CORPORATE BONDS AND NOTES (10.3%)*	amount	Value
Basic materials (0.6%)
Allegheny Technologies, Inc. sr. unsec. sub. notes 5.875%, 12/1/27	$25,000	$24,024
Allegheny Technologies, Inc. sr. unsec. unsub. notes
7.875%, 8/15/23	255,000	261,375
ArcelorMittal SA sr. unsec. unsub. notes 7.25%, 10/15/39 (France)	250,000	314,688
Atotech Alpha 2 BV 144A sr. unsec. notes 8.75%, 6/1/23
(Netherlands) ‡‡	205,000	205,513
Atotech Alpha 3 BV/Alpha US Bidco, Inc. 144A company guaranty
sr. unsec. notes 6.25%, 2/1/25 (Netherlands)	200,000	201,500
Axalta Coating Systems, LLC 144A company guaranty sr. unsec.
unsub. notes 4.875%, 8/15/24	195,000	198,656
Beacon Roofing Supply, Inc. 144A company guaranty sr. notes
4.50%, 11/15/26	80,000	82,400
Beacon Roofing Supply, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 11/1/25	190,000	186,200
Big River Steel, LLC/BRS Finance Corp. 144A sr. notes
6.625%, 1/31/29	235,000	237,620
BMC East, LLC 144A company guaranty sr. notes 5.50%, 10/1/24	315,000	323,663
Boise Cascade Co. 144A company guaranty sr. unsec. notes
4.875%, 7/1/30	175,000	188,125
Builders FirstSource, Inc. 144A sr. notes 6.75%, 6/1/27	188,000	201,395
BWAY Holding Co. 144A sr. unsec. notes 7.25%, 4/15/25	220,000	207,075
Celanese US Holdings, LLC company guaranty sr. unsec. notes
3.50%, 5/8/24 (Germany)	316,000	340,117
Celanese US Holdings, LLC company guaranty sr. unsec. unsub.
notes 4.625%, 11/15/22 (Germany)	120,000	129,480
Cemex Finance, LLC 144A company guaranty sr. notes 6.00%,
4/1/24 (Mexico)	357,000	364,783
CF Industries, Inc. company guaranty sr. unsec. bonds
4.95%, 6/1/43	260,000	302,335
CF Industries, Inc. 144A company guaranty sr. notes
4.50%, 12/1/26	696,000	807,644
Clearwater Paper Corp. 144A company guaranty sr. unsec. notes
4.75%, 8/15/28	105,000	105,525
Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 6.75%, 12/1/27	350,000	378,000
Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 4.875%, 7/15/24	100,000	102,750
Constellium NV 144A company guaranty sr. unsec. notes 5.875%,
2/15/26 (France)	250,000	256,250
Dow Chemical Co. (The) sr. unsec. unsub. bonds 3.50%, 10/1/24	328,000	359,409
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7.50%, 4/1/25 (Canada)	465,000	459,936
Freeport-McMoRan, Inc. company guaranty sr. unsec. bonds
4.625%, 8/1/30 (Indonesia)	115,000	120,917
Freeport-McMoRan, Inc. company guaranty sr. unsec. notes
4.375%, 8/1/28 (Indonesia)	115,000	118,905
Freeport-McMoRan, Inc. company guaranty sr. unsec. unsub.
notes 5.45%, 3/15/43 (Indonesia)	115,000	127,510
GCP Applied Technologies, Inc. 144A sr. unsec. notes
5.50%, 4/15/26	495,000	504,900
Georgia-Pacific, LLC 144A sr. unsec. sub. notes 2.10%, 4/30/27	495,000	519,783

40 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (10.3%)* cont.	amount	Value
Basic materials cont.
Glencore Funding, LLC 144A company guaranty sr. unsec. notes
1.625%, 9/1/25	$182,000	$180,347
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.625%, 4/29/24	239,000	263,295
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.00%, 4/16/25	414,000	454,402
Graphic Packaging International, LLC 144A company guaranty sr.
unsec. notes 3.50%, 3/1/29	150,000	150,938
Greif, Inc. 144A company guaranty sr. unsec. notes 6.50%, 3/1/27	290,000	300,434
HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes
7.625%, 1/15/25 (Canada)	225,000	228,938
HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes
6.125%, 4/1/29 (Canada)	60,000	59,400
Intelligent Packaging, Ltd., Finco, Inc./Intelligent Packaging Ltd
Co-Issuer, LL 144A sr. notes 6.00%, 9/15/28 (Canada)	150,000	152,108
International Flavors & Fragrances, Inc. sr. unsec. notes
4.45%, 9/26/28	337,000	395,500
Louisiana-Pacific Corp. company guaranty sr. unsec. unsub. notes
4.875%, 9/15/24	130,000	133,591
Mauser Packaging Solutions Holding Co. 144A sr. notes
8.50%, 4/15/24	75,000	77,625
Mauser Packaging Solutions Holding Co. 144A sr. notes
5.50%, 4/15/24	65,000	65,230
Mercer International, Inc. sr. unsec. notes 7.375%,
1/15/25 (Canada)	35,000	35,438
Mercer International, Inc. sr. unsec. notes 6.50%, 2/1/24 (Canada)	125,000	125,313
Mercer International, Inc. sr. unsec. notes 5.50%, 1/15/26 (Canada)	75,000	72,000
Novelis Corp. 144A company guaranty sr. unsec. bonds
5.875%, 9/30/26	435,000	446,963
Novelis Corp. 144A company guaranty sr. unsec. notes
4.75%, 1/30/30	160,000	157,155
Nutrien, Ltd. sr. unsec. bonds 5.25%, 1/15/45 (Canada)	70,000	88,770
Nutrien, Ltd. sr. unsec. bonds 4.125%, 3/15/35 (Canada)	330,000	383,231
Nutrien, Ltd. sr. unsec. notes 2.95%, 5/13/30 (Canada)	125,000	136,764
Nutrien, Ltd. sr. unsec. sub. bonds 4.20%, 4/1/29 (Canada)	331,000	393,672
Nutrition & Biosciences, Inc. 144A sr. unsec. bonds
3.468%, 12/1/50	125,000	126,210
Nutrition & Biosciences, Inc. 144A sr. unsec. bonds 2.30%, 11/1/30	220,000	221,852
Packaging Corp. of America sr. unsec. unsub. notes 4.50%, 11/1/23	145,000	160,423
PQ Corp. 144A company guaranty sr. unsec. notes 5.75%, 12/15/25	290,000	298,338
Sherwin-Williams Co. (The) sr. unsec. unsub. bonds 3.45%, 6/1/27	255,000	286,369
Sherwin-Williams Co. (The) sr. unsec. unsub. notes 2.75%, 6/1/22	7,000	7,246
Smurfit Kappa Treasury Funding DAC company guaranty sr. unsec.
unsub. notes 7.50%, 11/20/25 (Ireland)	225,000	274,219
Starfruit Finco BV/Starfruit US Holdco, LLC 144A sr. unsec. notes
8.00%, 10/1/26 (Netherlands)	265,000	280,900
Syngenta Finance NV 144A company guaranty sr. unsec. unsub.
notes 5.182%, 4/24/28 (Switzerland)	255,000	280,807
Syngenta Finance NV 144A company guaranty sr. unsec. unsub.
notes 4.892%, 4/24/25 (Switzerland)	255,000	276,472

Dynamic Asset Allocation Growth Fund 41

	Principal
CORPORATE BONDS AND NOTES (10.3%)* cont.	amount	Value
Basic materials cont.
TMS International Holding Corp. 144A sr. unsec. notes
7.25%, 8/15/25	$190,000	$177,413
TopBuild Corp. 144A company guaranty sr. unsec. notes
5.625%, 5/1/26	160,000	165,200
Tronox Finance PLC 144A company guaranty sr. unsec. notes
5.75%, 10/1/25 (United Kingdom)	70,000	68,950
Tronox, Inc. 144A company guaranty sr. notes 6.50%, 5/1/25	35,000	36,488
U.S. Concrete, Inc. company guaranty sr. unsec. unsub. notes
6.375%, 6/1/24	140,000	144,375
U.S. Concrete, Inc. 144A company guaranty sr. unsec. notes
5.125%, 3/1/29	95,000	95,238
Univar Solutions USA, Inc. 144A company guaranty sr. unsec. notes
5.125%, 12/1/27	355,000	364,319
W.R. Grace & Co.-Conn. 144A company guaranty sr. unsec. notes
5.625%, 10/1/24	215,000	228,438
W.R. Grace & Co.-Conn. 144A company guaranty sr. unsec. notes
4.875%, 6/15/27	165,000	170,396
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
8.20%, 1/15/30	305,000	429,773
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
7.95%, 2/15/31	198,000	281,049
Weyerhaeuser Co. sr. unsec. unsub. notes 7.375%, 3/15/32 R	266,000	387,807
		16,693,874
Capital goods (0.5%)
Allison Transmission, Inc. 144A company guaranty sr. unsec. notes
4.75%, 10/1/27	355,000	365,206
American Axle & Manufacturing, Inc. company guaranty sr. unsec.
notes 6.875%, 7/1/28	190,000	184,300
Amsted Industries, Inc. 144A company guaranty sr. unsec. sub.
notes 5.625%, 7/1/27	170,000	180,849
Amsted Industries, Inc. 144A sr. unsec. bonds 4.625%, 5/15/30	165,000	170,363
ARD Finance SA 144A sr. notes Ser. REGS, 6.50%, 6/30/27
(Luxembourg) ‡‡	400,000	397,920
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A
company guaranty sr. sub. notes 4.125%, 8/15/26 (Ireland)	240,000	243,300
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A
company guaranty sr. unsec. notes 5.25%, 8/15/27 (Ireland)	240,000	244,560
Berry Global, Inc. company guaranty unsub. notes 5.125%, 7/15/23	97,000	98,465
Berry Global, Inc. 144A company guaranty notes 5.625%, 7/15/27	115,000	120,750
Berry Global, Inc. 144A notes 4.50%, 2/15/26	65,000	65,650
Bombardier, Inc. 144A sr. unsec. notes 8.75%, 12/1/21 (Canada)	35,000	35,452
Bombardier, Inc. 144A sr. unsec. notes 7.875%, 4/15/27 (Canada)	305,000	231,324
Bombardier, Inc. 144A sr. unsec. notes 7.50%, 12/1/24 (Canada)	65,000	49,887
Clarios Global LP 144A company guaranty sr. notes 6.75%, 5/15/25	160,000	168,400
Clean Harbors, Inc. 144A sr. unsec. bonds 5.125%, 7/15/29	90,000	97,638
Clean Harbors, Inc. 144A sr. unsec. notes 4.875%, 7/15/27	160,000	166,000
Crown Americas, LLC/Crown Americas Capital Corp. VI company
guaranty sr. unsec. notes 4.75%, 2/1/26	135,000	140,063
Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds
7.375%, 12/15/26	165,000	195,731
Deere & Co. sr. unsec. unsub. notes 2.60%, 6/8/22	235,000	243,005

42 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (10.3%)* cont.	amount	Value
Capital goods cont.
General Dynamics Corp. company guaranty sr. unsec. unsub.
notes 2.25%, 11/15/22	$100,000	$103,585
GFL Environmental, Inc. 144A sr. notes 5.125%, 12/15/26 (Canada)	225,000	232,335
GFL Environmental, Inc. 144A sr. unsec. notes 8.50%,
5/1/27 (Canada)	144,000	156,240
GFL Environmental, Inc. 144A sr. unsec. notes 7.00%,
6/1/26 (Canada)	396,000	417,285
Great Lakes Dredge & Dock Corp. company guaranty sr. unsec.
notes 8.00%, 5/15/22	360,000	369,169
Honeywell International, Inc. sr. unsec. bonds 3.812%, 11/21/47	155,000	195,039
Husky III Holding, Ltd. 144A sr. unsec. notes 13.00%, 2/15/25
(Canada) ‡‡	295,000	305,325
Johnson Controls International PLC sr. unsec. bonds 4.95%, 7/2/64	250,000	319,948
Johnson Controls International PLC sr. unsec. unsub. bonds
4.50%, 2/15/47	510,000	638,920
L3Harris Technologies, Inc. sr. unsec. notes 3.85%, 12/15/26	225,000	258,524
L3Harris Technologies, Inc. sr. unsec. sub. notes 4.40%, 6/15/28	298,000	355,221
MasTec, Inc. 144A company guaranty sr. unsec. notes
4.50%, 8/15/28	235,000	237,350
Northrop Grumman Corp. sr. unsec. unsub. notes 3.25%, 1/15/28	535,000	601,113
Oshkosh Corp. sr. unsec. sub. notes 4.60%, 5/15/28	370,000	422,680
Oshkosh Corp. sr. unsec. unsub. notes 3.10%, 3/1/30	72,000	76,258
Otis Worldwide Corp. sr. unsec. notes 2.565%, 2/15/30	145,000	155,836
Owens-Brockway Glass Container, Inc. 144A company guaranty sr.
unsec. notes 6.625%, 5/13/27	95,000	102,897
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 144A
company guaranty sr. notes 6.25%, 5/15/26	100,000	104,855
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 144A
company guaranty sr. unsec. notes 8.50%, 5/15/27	250,000	258,125
Park-Ohio Industries, Inc. company guaranty sr. unsec. notes
6.625%, 4/15/27	345,000	317,400
Raytheon Technologies Corp. sr. unsec. unsub. notes
4.125%, 11/16/28	445,000	526,936
Raytheon Technologies Corp. 144A sr. unsec. unsub. bonds
4.875%, 10/15/40	65,000	83,166
Raytheon Technologies Corp. 144A sr. unsec. unsub. notes
2.50%, 12/15/22	560,000	580,825
RBS Global, Inc./Rexnord, LLC 144A sr. unsec. notes
4.875%, 12/15/25	260,000	263,575
Staples, Inc. 144A sr. notes 7.50%, 4/15/26	535,000	494,426
Stevens Holding Co, Inc. 144A company guaranty sr. unsec. notes
6.125%, 10/1/26	335,000	358,450
Tennant Co. company guaranty sr. unsec. unsub. notes
5.625%, 5/1/25	200,000	207,560
Titan Acquisition, Ltd./Titan Co-Borrower, LLC 144A sr. unsec.
notes 7.75%, 4/15/26 (Canada)	30,000	29,850
TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.50%, 5/15/25	40,000	39,875
TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.375%, 6/15/26	185,000	185,727

Dynamic Asset Allocation Growth Fund 43

	Principal
CORPORATE BONDS AND NOTES (10.3%)* cont.	amount	Value
Capital goods cont.
TransDigm, Inc. company guaranty sr. unsec. sub. notes
5.50%, 11/15/27	$305,000	$293,120
TransDigm, Inc. company guaranty sr. unsec. unsub. notes
6.50%, 7/15/24	129,000	128,678
TransDigm, Inc. 144A company guaranty sr. notes 8.00%, 12/15/25	45,000	48,938
TransDigm, Inc. 144A company guaranty sr. notes 6.25%, 3/15/26	545,000	569,141
Vertical Holdco GmbH 144A company guaranty sr. unsec. notes
7.625%, 7/15/28 (Germany)	200,000	211,375
Vertical US Newco, Inc. 144A company guaranty sr. notes
5.25%, 7/15/27	325,000	337,761
Waste Connections, Inc. sr. unsec. sub. bonds 3.50%, 5/1/29	265,000	301,717
Waste Pro USA, Inc. 144A sr. unsec. notes 5.50%, 2/15/26	445,000	450,336
WESCO Distribution, Inc. 144A company guaranty sr. unsec. unsub.
notes 7.25%, 6/15/28	235,000	257,484
WESCO Distribution, Inc. 144A company guaranty sr. unsec. unsub.
notes 7.125%, 6/15/25	120,000	130,716
		14,526,624
Communication services (1.1%)
Altice France Holding SA 144A company guaranty sr. sub. notes
10.50%, 5/15/27 (Luxembourg)	255,000	283,369
Altice France Holding SA 144A company guaranty sr. unsec. notes
6.00%, 2/15/28 (Luxembourg)	370,000	352,902
Altice France SA 144A company guaranty sr. notes 7.375%,
5/1/26 (France)	250,000	261,975
Altice France SA 144A company guaranty sr. notes 5.50%,
1/15/28 (France)	200,000	202,000
American Tower Corp. sr. unsec. bonds 3.125%, 1/15/27 R	1,005,000	1,097,415
American Tower Corp. sr. unsec. notes 2.90%, 1/15/30 R	154,000	166,477
American Tower Corp. sr. unsec. sub. notes 2.75%, 1/15/27 R	505,000	544,761
AT&T, Inc. sr. unsec. bonds 4.30%, 2/15/30	90,000	106,680
AT&T, Inc. sr. unsec. notes 4.10%, 2/15/28	1,065,000	1,232,946
AT&T, Inc. sr. unsec. sub. notes 3.80%, 2/15/27	1,142,000	1,288,446
AT&T, Inc. sr. unsec. sub. notes 2.95%, 7/15/26	270,000	295,015
AT&T, Inc. sr. unsec. unsub. notes 4.75%, 5/15/46	547,000	642,597
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. bonds 5.50%, 5/1/26	330,000	342,788
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
bonds 5.375%, 6/1/29	915,000	991,631
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
bonds 4.50%, 5/1/32	160,000	167,000
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
bonds 4.50%, 8/15/30	110,000	115,505
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
notes 5.75%, 2/15/26	210,000	218,400
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
notes 3.75%, 2/15/28	190,000	210,065
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 6.484%, 10/23/45	801,000	1,074,344

44 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (10.3%)* cont.	amount	Value
Communication services cont.
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 4.80%, 3/1/50	$220,000	$250,169
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 5.375%, 5/1/47	79,000	93,802
Comcast Corp. company guaranty sr. unsec. unsub. bonds
4.049%, 11/1/52	179,000	219,833
Comcast Corp. company guaranty sr. unsec. unsub. bonds
3.999%, 11/1/49	130,000	157,744
Comcast Corp. company guaranty sr. unsec. unsub. bonds
3.969%, 11/1/47	569,000	676,940
Comcast Corp. company guaranty sr. unsec. unsub. bonds
2.35%, 1/15/27	120,000	128,737
Comcast Corp. company guaranty sr. unsec. unsub. notes
6.50%, 11/15/35	35,000	53,088
Comcast Corp. company guaranty sr. unsec. unsub. notes
3.375%, 2/15/25	420,000	464,946
Comcast Corp. company guaranty sr. unsec. unsub. notes
3.15%, 3/1/26	175,000	195,429
Comcast Corp. sr. unsec. bonds 3.45%, 2/1/50	224,000	253,044
CommScope Technologies, LLC 144A company guaranty sr. unsec.
notes 6.00%, 6/15/25	182,000	184,466
Cox Communications, Inc. 144A company guaranty sr. unsec.
bonds 2.95%, 10/1/50	471,000	453,239
Cox Communications, Inc. 144A sr. unsec. bonds 3.50%, 8/15/27	200,000	224,000
Crown Castle International Corp. sr. unsec. bonds 3.80%, 2/15/28 R	250,000	283,627
Crown Castle International Corp. sr. unsec. bonds 3.65%, 9/1/27 R	319,000	356,953
Crown Castle International Corp. sr. unsec. unsub. bonds
4.45%, 2/15/26 R	15,000	17,191
Crown Castle International Corp. sr. unsec. unsub. bonds
3.70%, 6/15/26 R	340,000	379,383
CSC Holdings, LLC sr. unsec. unsub. bonds 5.25%, 6/1/24	513,000	550,193
CSC Holdings, LLC sr. unsec. unsub. notes 6.75%, 11/15/21	138,000	144,728
CSC Holdings, LLC 144A sr. unsec. bonds 5.75%, 1/15/30	200,000	212,500
CSC Holdings, LLC 144A sr. unsec. unsub. notes 7.50%, 4/1/28	420,000	463,491
Deutsche Telekom International Finance BV company guaranty sr.
unsec. unsub. bonds 8.75%, 6/15/30 (Netherlands)	195,000	302,977
DISH DBS Corp. company guaranty sr. unsec. unsub. notes
5.875%, 11/15/24	720,000	738,360
Equinix, Inc. sr. unsec. notes 5.375%, 5/15/27 R	175,000	190,685
Equinix, Inc. sr. unsec. sub. notes 3.20%, 11/18/29 R	364,000	401,158
Equinix, Inc. sr. unsec. sub. notes 2.90%, 11/18/26 R	820,000	884,394
Frontier Communications Corp. sr. unsec. notes 10.50%, 9/15/22
(In default) †	420,000	175,350
Frontier Communications Corp. 144A company guaranty notes
8.50%, 4/1/26	105,000	105,840
Intelsat Jackson Holdings SA 144A company guaranty sr. notes
8.00%, 2/15/24 (Luxembourg)	12,000	12,180
Intelsat Jackson Holdings SA 144A sr. unsec. notes 9.75%, 7/15/25
(Luxembourg) (In default) †	505,000	330,775

Dynamic Asset Allocation Growth Fund 45

	Principal
CORPORATE BONDS AND NOTES (10.3%)* cont.	amount	Value
Communication services cont.
Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes
4.625%, 9/15/27	$245,000	$251,738
Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes
4.25%, 7/1/28	165,000	167,528
Level 3 Financing, Inc. 144A company guaranty sr. unsec. unsub.
notes 3.625%, 1/15/29	120,000	118,500
Quebecor Media, Inc. sr. unsec. unsub. notes 5.75%,
1/15/23 (Canada)	52,000	55,770
Rogers Communications, Inc. company guaranty sr. unsec. bonds
8.75%, 5/1/32 (Canada)	166,000	255,161
Sprint Capital Corp. company guaranty sr. unsec. unsub. notes
6.875%, 11/15/28	520,000	650,000
Sprint Corp. company guaranty sr. unsec. notes 7.625%, 3/1/26	250,000	302,096
Sprint Corp. company guaranty sr. unsec. sub. notes
7.875%, 9/15/23	863,000	991,371
Sprint Corp. company guaranty sr. unsec. sub. notes
7.25%, 9/15/21	379,000	396,529
Sprint Spectrum Co., LLC/Sprint Spectrum Co. II, LLC/Sprint
Spectrum Co. III, LLC 144A company guaranty sr. notes
3.36%, 9/20/21	53,750	54,352
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.00%, 3/1/23	60,000	60,156
T-Mobile USA, Inc. company guaranty sr. unsec. notes
5.375%, 4/15/27	25,000	26,685
T-Mobile USA, Inc. company guaranty sr. unsec. notes
4.00%, 4/15/22	75,000	77,251
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. bonds
4.75%, 2/1/28	255,000	272,784
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
4.50%, 2/1/26	100,000	103,040
T-Mobile USA, Inc. 144A company guaranty sr. notes
3.875%, 4/15/30	431,000	489,021
T-Mobile USA, Inc. 144A company guaranty sr. notes
3.75%, 4/15/27	1,032,000	1,158,048
TCI Communications, Inc. sr. unsec. unsub. notes 7.125%, 2/15/28	205,000	285,073
Telefonica Emisiones SA company guaranty sr. unsec. bonds
4.895%, 3/6/48 (Spain)	965,000	1,112,428
Verizon Communications, Inc. sr. unsec. unsub. bonds
5.25%, 3/16/37	310,000	429,306
Verizon Communications, Inc. sr. unsec. unsub. notes
4.40%, 11/1/34	335,000	414,839
Verizon Communications, Inc. sr. unsec. unsub. notes
4.329%, 9/21/28	1,963,000	2,380,135
Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5.00%,
7/15/22 (Canada)	367,000	382,598
Videotron, Ltd./Videotron Ltee. 144A sr. unsec. notes 5.125%,
4/15/27 (Canada)	395,000	415,540
Zayo Group Holdings, Inc. 144A sr. notes 4.00%, 3/1/27	45,000	44,290
Zayo Group Holdings, Inc. 144A sr. unsec. notes 6.125%, 3/1/28	105,000	108,381
Ziggo BV 144A company guaranty sr. notes 5.50%,
1/15/27 (Netherlands)	150,000	157,125
		29,659,283

46 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (10.3%)* cont.	amount	Value
Consumer cyclicals (1.4%)
Alimentation Couche-Tard, Inc. 144A company guaranty sr. unsec.
notes 3.55%, 7/26/27 (Canada)	$240,000	$268,500
Alimentation Couche-Tard, Inc. 144A sr. unsec. notes 2.95%,
1/25/30 (Canada)	148,000	159,594
Amazon.com, Inc. sr. unsec. notes 3.15%, 8/22/27	710,000	809,552
Amazon.com, Inc. sr. unsec. notes 2.50%, 11/29/22	700,000	729,793
Amazon.com, Inc. sr. unsec. unsub. notes 1.50%, 6/3/30	55,000	56,130
American Builders & Contractors Supply Co., Inc. 144A company
guaranty sr. unsec. notes 5.875%, 5/15/26	65,000	67,438
American Builders & Contractors Supply Co., Inc. 144A sr. notes
4.00%, 1/15/28	115,000	116,869
BMW US Capital, LLC 144A company guaranty sr. unsec. notes
3.95%, 8/14/28	321,000	369,794
BMW US Capital, LLC 144A company guaranty sr. unsec. notes
3.40%, 8/13/21	100,000	102,602
BMW US Capital, LLC 144A company guaranty sr. unsec. notes
2.00%, 4/11/21	710,000	714,787
Boyd Gaming Corp. company guaranty sr. unsec. notes
6.00%, 8/15/26	110,000	113,438
Boyd Gaming Corp. company guaranty sr. unsec. notes
4.75%, 12/1/27	115,000	112,844
Boyd Gaming Corp. company guaranty sr. unsec. unsub. notes
6.375%, 4/1/26	80,000	83,295
Boyd Gaming Corp. 144A sr. unsec. notes 8.625%, 6/1/25	105,000	115,109
Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6.25%,
9/15/27 (Canada)	105,000	105,885
Carnival Corp. 144A sr. notes 11.50%, 4/1/23	100,000	112,065
Carriage Services, Inc. 144A sr. unsec. notes 6.625%, 6/1/26	330,000	345,675
Cinemark USA, Inc. company guaranty sr. unsec. notes
5.125%, 12/15/22	119,000	105,910
Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
4.875%, 6/1/23	70,000	59,763
Cinemark USA, Inc. 144A company guaranty sr. notes 8.75%, 5/1/25	45,000	47,700
Clear Channel Outdoor Holdings, Inc. 144A company guaranty sr.
notes 5.125%, 8/15/27	160,000	153,640
Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. notes 9.25%, 2/15/24	140,000	135,716
Constellation Merger Sub, Inc. 144A sr. unsec. notes 8.50%, 9/15/25	360,000	298,800
Cornerstone Building Brands, Inc. 144A company guaranty sr.
unsec. sub. notes 8.00%, 4/15/26	80,000	83,800
CRC Escrow Issuer, LLC/CRC Finco, Inc. 144A company guaranty sr.
unsec. notes 5.25%, 10/15/25	370,000	358,900
Diamond Sports Group, LLC/Diamond Sports Finance Co. 144A sr.
notes 5.375%, 8/15/26	295,000	208,713
Diamond Sports Group, LLC/Diamond Sports Finance Co. 144A sr.
unsec. notes 6.625%, 8/15/27	480,000	249,900
Discovery Communications, LLC company guaranty sr. unsec.
unsub. notes 3.625%, 5/15/30	171,000	189,996
Dollar General Corp. sr. unsec. sub. notes 3.25%, 4/15/23	250,000	265,286
Ecolab, Inc. sr. unsec. unsub. bonds 2.70%, 11/1/26	750,000	839,270

Dynamic Asset Allocation Growth Fund 47

	Principal
CORPORATE BONDS AND NOTES (10.3%)* cont.	amount	Value
Consumer cyclicals cont.
eG Global Finance PLC 144A company guaranty sr. notes 6.75%,
2/7/25 (United Kingdom)	$245,000	$250,819
Entercom Media Corp. 144A company guaranty notes
6.50%, 5/1/27	195,000	169,650
Entercom Media Corp. 144A company guaranty sr. unsec. notes
7.25%, 11/1/24	275,000	233,750
Ford Motor Co. sr. unsec. unsub. notes 9.00%, 4/22/25	310,000	355,418
Ford Motor Credit Co., LLC sr. unsec. unsub. notes 4.271%, 1/9/27	240,000	235,464
Gap, Inc. (The) 144A sr. notes 8.625%, 5/15/25	90,000	98,550
Gap, Inc. (The) 144A sr. notes 8.375%, 5/15/23	160,000	176,800
Gartner, Inc. 144A company guaranty sr. unsec. bonds
3.75%, 10/1/30	95,000	96,069
Gartner, Inc. 144A company guaranty sr. unsec. notes
4.50%, 7/1/28	45,000	47,306
General Motors Co. sr. unsec. notes 6.125%, 10/1/25	175,000	203,290
General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 4.00%, 10/6/26	739,000	791,880
General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.30%, 7/13/25	137,000	149,041
General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.00%, 1/15/25	55,000	58,767
Global Payments, Inc. sr. unsec. notes 2.90%, 5/15/30	383,000	409,814
Global Payments, Inc. sr. unsec. unsub. notes 4.00%, 6/1/23	505,000	547,148
Gray Television, Inc. 144A sr. unsec. notes 7.00%, 5/15/27	405,000	438,413
GW B-CR Security Corp. 144A sr. unsec. notes 9.50%,
11/1/27 (Canada)	238,000	249,900
Hanesbrands, Inc. 144A company guaranty sr. unsec. notes
5.375%, 5/15/25	95,000	100,225
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes
4.625%, 5/15/24	155,000	161,167
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp.
company guaranty sr. unsec. notes 4.875%, 4/1/27	911,000	925,507
Home Depot, Inc. (The) sr. unsec. unsub. notes 2.625%, 6/1/22	410,000	425,679
Howard Hughes Corp. (The) 144A sr. unsec. notes 5.375%, 3/15/25	305,000	309,911
Hyatt Hotels Corp. sr. unsec. unsub. notes 4.85%, 3/15/26	337,000	362,562
iHeartCommunications, Inc. company guaranty sr. notes
6.375%, 5/1/26	200,207	208,571
iHeartCommunications, Inc. company guaranty sr. unsec. notes
8.375%, 5/1/27	453,499	446,697
IHS Markit, Ltd. sr. unsec. sub. bonds 4.75%, 8/1/28
(United Kingdom)	110,000	130,625
IHS Markit, Ltd. 144A company guaranty notes 4.75%, 2/15/25
(United Kingdom)	1,450,000	1,638,500
IHS Markit, Ltd. 144A company guaranty sr. unsec. notes 4.00%,
3/1/26 (United Kingdom)	60,000	67,050
Interpublic Group of Cos., Inc. (The) sr. unsec. sub. bonds
4.65%, 10/1/28	1,126,000	1,334,635
Iron Mountain, Inc. 144A company guaranty sr. unsec. bonds
5.25%, 3/15/28 R	105,000	109,331
Iron Mountain, Inc. 144A company guaranty sr. unsec. notes
4.875%, 9/15/27 R	355,000	361,656

48 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (10.3%)* cont.	amount	Value
Consumer cyclicals cont.
JELD-WEN, Inc. 144A company guaranty sr. unsec. notes
4.875%, 12/15/27	$115,000	$117,191
JELD-WEN, Inc. 144A company guaranty sr. unsec. notes
4.625%, 12/15/25	125,000	125,625
JELD-WEN, Inc. 144A sr. notes 6.25%, 5/15/25	95,000	101,056
L Brands, Inc. company guaranty sr. unsec. bonds 6.75%,
perpetual maturity	120,000	117,600
L Brands, Inc. company guaranty sr. unsec. notes 7.50%,
perpetual maturity	250,000	262,500
L Brands, Inc. 144A company guaranty sr. notes 6.875%, 7/1/25	60,000	64,800
L Brands, Inc. 144A company guaranty sr. unsec. notes
9.375%, 7/1/25	45,000	51,638
L Brands, Inc. 144A company guaranty sr. unsec. unsub. bonds
6.625%, 10/1/30	110,000	111,925
Lennar Corp. company guaranty sr. unsec. sub. notes
5.875%, 11/15/24	70,000	77,875
Levi Strauss & Co. sr. unsec. unsub. notes 5.00%, 5/1/25	100,000	102,313
Lions Gate Capital Holdings, LLC 144A company guaranty sr.
unsec. notes 5.875%, 11/1/24	210,000	205,800
Lions Gate Capital Holdings, LLC 144A sr. unsec. notes
6.375%, 2/1/24	230,000	227,700
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 11/1/24	95,000	91,913
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
sub. notes 5.625%, 3/15/26	145,000	139,925
Live Nation Entertainment, Inc. 144A sr. notes 6.50%, 5/15/27	120,000	129,509
Macy’s, Inc. 144A company guaranty sr. unsec. notes
8.375%, 6/15/25	60,000	62,036
Marriott International, Inc. sr. unsec. bonds 4.625%, 6/15/30	200,000	214,189
Marriott International, Inc. sr. unsec. notes Ser. EE, 5.75%, 5/1/25	174,000	194,188
Masonite International Corp. 144A company guaranty sr. unsec.
notes 5.375%, 2/1/28	90,000	95,979
Mattamy Group Corp. 144A sr. unsec. notes 5.25%,
12/15/27 (Canada)	320,000	328,800
Mattamy Group Corp. 144A sr. unsec. notes 4.625%,
3/1/30 (Canada)	245,000	248,087
Mattel, Inc. 144A company guaranty sr. unsec. notes
5.875%, 12/15/27	335,000	360,544
Meredith Corp. company guaranty sr. unsec. notes 6.875%, 2/1/26	340,000	283,050
Meredith Corp. 144A company guaranty sr. unsec. notes
6.50%, 7/1/25	220,000	226,050
Moody’s Corp. sr. unsec. bonds 2.55%, 8/18/60	190,000	175,714
Navistar International Corp. 144A company guaranty sr. notes
9.50%, 5/1/25	90,000	101,409
Navistar International Corp. 144A sr. unsec. notes 6.625%, 11/1/25	265,000	270,963
Nexstar Broadcasting, Inc. 144A sr. unsec. notes 4.75%, 11/1/28	115,000	117,133
Nexstar Escrow, Inc. 144A sr. unsec. notes 5.625%, 7/15/27	320,000	336,122
Nielsen Co. Luxembourg SARL (The) 144A company guaranty sr.
unsec. notes 5.00%, 2/1/25 (Luxembourg)	345,000	351,469
Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty
sr. unsec. notes 5.625%, 10/1/28	165,000	170,660

Dynamic Asset Allocation Growth Fund 49

	Principal
CORPORATE BONDS AND NOTES (10.3%)* cont.	amount	Value
Consumer cyclicals cont.
Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty
sr. unsec. sub. notes 5.00%, 4/15/22	$281,000	$281,703
Nordstrom, Inc. 144A sr. notes 8.75%, 5/15/25	195,000	213,692
Omnicom Group, Inc. company guaranty sr. unsec. unsub. notes
3.60%, 4/15/26	390,000	439,720
Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.625%, 2/15/24	65,000	65,975
Outfront Media Capital, LLC/Outfront Media Capital Corp. 144A
company guaranty sr. unsec. notes 6.25%, 6/15/25	165,000	169,950
Outfront Media Capital, LLC/Outfront Media Capital Corp. 144A sr.
unsec. bonds 4.625%, 3/15/30	70,000	67,200
Penn National Gaming, Inc. 144A sr. unsec. notes 5.625%, 1/15/27	175,000	181,528
Penske Automotive Group, Inc. company guaranty sr. unsec. notes
3.50%, 9/1/25	45,000	44,817
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.75%, 10/1/22	172,000	172,000
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.375%, 12/1/24	135,000	137,094
PM General Purchaser, LLC 144A sr. notes 9.50%, 10/1/28	350,000	363,020
Prime Security Services Borrower, LLC/Prime Finance, Inc. 144A
company guaranty sr. notes 3.375%, 8/31/27	120,000	115,109
Prime Security Services Borrower, LLC/Prime Finance, Inc. 144A
notes 6.25%, 1/15/28	225,000	227,813
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
7.875%, 6/15/32	320,000	439,600
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 3/1/26	380,000	433,200
QVC, Inc. company guaranty sr. notes 4.85%, 4/1/24	200,000	209,020
QVC, Inc. company guaranty sr. sub. notes 4.45%, 2/15/25	82,000	84,255
Refinitiv US Holdings, Inc. 144A company guaranty sr. notes
6.25%, 5/15/26	330,000	353,100
Royal Caribbean Cruises, Ltd. 144A company guaranty sr. unsec.
notes 9.125%, 6/15/23	45,000	47,700
S&P Global, Inc. company guaranty sr. unsec. bonds
2.50%, 12/1/29	20,000	21,775
S&P Global, Inc. company guaranty sr. unsec. notes 1.25%, 8/15/30	87,000	85,595
Sabre GLBL, Inc. 144A company guaranty sr. notes 9.25%, 4/15/25	285,000	313,662
Scientific Games International, Inc. 144A company guaranty sr.
unsec. notes 7.25%, 11/15/29	365,000	370,475
Scientific Games International, Inc. 144A sr. unsec. notes
7.00%, 5/15/28	110,000	110,269
Scotts Miracle-Gro, Co. (The) company guaranty sr. unsec. notes
4.50%, 10/15/29	335,000	354,891
Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
bonds 5.50%, 3/1/30	230,000	213,325
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.50%, 7/1/29	100,000	107,250
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.00%, 8/1/27	1,275,000	1,330,782
Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
bonds 5.50%, 4/15/27	225,000	212,625
Six Flags Theme Parks, Inc. 144A company guaranty sr. notes
7.00%, 7/1/25	235,000	249,981

50 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (10.3%)* cont.	amount	Value
Consumer cyclicals cont.
Spectrum Brands, Inc. company guaranty sr. unsec. unsub. notes
6.125%, 12/15/24	$85,000	$87,338
Spectrum Brands, Inc. 144A company guaranty sr. unsec. bonds
5.00%, 10/1/29	115,000	119,313
Standard Industries, Inc. 144A sr. unsec. bonds 3.375%, 1/15/31	195,000	192,464
Standard Industries, Inc. 144A sr. unsec. notes 5.00%, 2/15/27	1,045,000	1,086,800
Standard Industries, Inc. 144A sr. unsec. notes 4.75%, 1/15/28	20,000	20,750
Station Casinos, LLC 144A sr. unsec. notes 4.50%, 2/15/28	225,000	207,000
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A company guaranty sr. unsub. notes
5.875%, 5/15/25	215,000	209,625
Terrier Media Buyer, Inc. 144A company guaranty sr. unsec. notes
8.875%, 12/15/27	340,000	342,550
Townsquare Media, Inc. 144A company guaranty sr. unsec. notes
6.50%, 4/1/23	115,000	105,369
TRI Pointe Group, Inc. sr. unsec. notes 5.70%, 6/15/28	120,000	131,400
TRI Pointe Group, Inc./TRI Pointe Homes, Inc. company guaranty
sr. unsec. unsub. notes 5.875%, 6/15/24	145,000	156,600
TWDC Enterprises 18 Corp. sr. unsec. notes 2.75%, 8/16/21	80,000	81,755
Univision Communications, Inc. 144A company guaranty sr. notes
9.50%, 5/1/25	130,000	139,100
Univision Communications, Inc. 144A company guaranty sr. notes
6.625%, 6/1/27	235,000	229,419
Univision Communications, Inc. 144A company guaranty sr. sub.
notes 5.125%, 2/15/25	270,000	255,825
Valvoline, Inc. company guaranty sr. unsec. notes 4.375%, 8/15/25	70,000	72,013
Valvoline, Inc. 144A company guaranty sr. unsec. unsub. notes
4.25%, 2/15/30	150,000	153,000
ViacomCBS, Inc. company guaranty sr. unsec. bonds 4.20%, 6/1/29	430,000	497,356
ViacomCBS, Inc. company guaranty sr. unsec. unsub. bonds
2.90%, 1/15/27	441,000	475,583
ViacomCBS, Inc. company guaranty sr. unsec. unsub. notes
4.00%, 1/15/26	57,000	64,006
ViacomCBS, Inc. sr. unsec. notes 4.20%, 5/19/32	4,000	4,577
Walt Disney Co. (The) company guaranty sr. unsec. bonds
7.75%, 12/1/45	294,000	506,711
Weekley Homes, LLC/Weekley Finance Corp. 144A sr. unsec. notes
4.875%, 9/15/28	45,000	45,450
Werner FinCo LP/Werner FinCo, Inc. 144A company guaranty sr.
unsec. notes 8.75%, 7/15/25	310,000	296,050
WMG Acquisition Corp. 144A company guaranty sr. bonds
3.00%, 2/15/31	45,000	43,751
WMG Acquisition Corp. 144A company guaranty sr. unsec. notes
5.50%, 4/15/26	70,000	72,625
Wolverine World Wide, Inc. 144A company guaranty sr. unsec.
bonds 5.00%, 9/1/26	165,000	165,413
Wolverine World Wide, Inc. 144A company guaranty sr. unsec.
notes 6.375%, 5/15/25	145,000	152,975
Wyndham Hotels & Resorts, Inc. 144A company guaranty sr. unsec.
notes 5.375%, 4/15/26	85,000	86,488

Dynamic Asset Allocation Growth Fund 51

	Principal
CORPORATE BONDS AND NOTES (10.3%)* cont.	amount	Value
Consumer cyclicals cont.
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 144A company
guaranty sr. unsec. sub. notes 5.25%, 5/15/27	$290,000	$269,700
Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp. 144A sr.
unsec. bonds 5.125%, 10/1/29	290,000	276,225
Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp. 144A sr.
unsec. notes 7.75%, 4/15/25	70,000	74,136
		37,977,215
Consumer staples (0.5%)
1011778 BC ULC/New Red Finance, Inc. 144A bonds 4.00%,
10/15/30 (Canada) ##	110,000	110,848
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty
notes 5.00%, 10/15/25 (Canada)	160,000	163,600
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty
notes 4.375%, 1/15/28 (Canada)	160,000	163,168
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
notes 3.875%, 1/15/28 (Canada)	200,000	203,750
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons,
LLC 144A company guaranty sr. unsec. notes 4.875%, 2/15/30	65,000	67,763
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons,
LLC 144A company guaranty sr. unsec. notes 4.625%, 1/15/27	290,000	296,725
Albertsons Cos., LLC/Safeway, Inc./New Albertsons LP/
Albertsons, LLC 144A company guaranty sr. unsec. notes
7.50%, 3/15/26	205,000	224,893
Anheuser-Busch Cos., LLC/Anheuser-Busch InBev Worldwide, Inc.
company guaranty sr. unsec. unsub. notes 3.65%, 2/1/26	480,000	538,082
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. bonds 5.55%, 1/23/49	197,000	264,844
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 4.75%, 1/23/29	235,000	286,798
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 4.15%, 1/23/25	11,000	12,447
Ascend Learning, LLC 144A sr. unsec. notes 6.875%, 8/1/25	285,000	293,137
Ascend Learning, LLC 144A sr. unsec. notes 6.875%, 8/1/25	130,000	132,302
Ashtead Capital, Inc. 144A notes 4.375%, 8/15/27	755,000	785,200
Avient Corp. 144A sr. unsec. notes 5.75%, 5/15/25	70,000	74,200
Brand Energy & Infrastructure Services, Inc. 144A sr. unsec. notes
8.50%, 7/15/25	320,000	302,400
CVS Pass-Through Trust sr. notes 6.036%, 12/10/28	7,932	8,997
Energizer Holdings, Inc. 144A company guaranty sr. unsec. notes
7.75%, 1/15/27	20,000	21,850
Energizer Holdings, Inc. 144A company guaranty sr. unsec. sub.
notes 6.375%, 7/15/26	130,000	139,776
ERAC USA Finance, LLC 144A company guaranty sr. unsec. bonds
4.50%, 2/15/45	470,000	556,658
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
7.00%, 10/15/37	278,000	401,791
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
5.625%, 3/15/42	226,000	287,845
Fresh Market, Inc. (The) 144A company guaranty sr. notes
9.75%, 5/1/23	385,000	344,575

52 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (10.3%)* cont.	amount	Value
Consumer staples cont.
Go Daddy Operating Co, LLC/GD Finance Co., Inc. 144A company
guaranty sr. unsec. notes 5.25%, 12/1/27	$115,000	$119,666
Golden Nugget, Inc. 144A company guaranty sr. unsec. sub. notes
8.75%, 10/1/25	195,000	153,806
Golden Nugget, Inc. 144A sr. unsec. notes 6.75%, 10/15/24	405,000	338,175
IRB Holding Corp. 144A company guaranty sr. notes 7.00%, 6/15/25	120,000	127,950
Itron, Inc. 144A company guaranty sr. unsec. notes 5.00%, 1/15/26	165,000	169,125
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes
4.597%, 5/25/28	452,000	542,793
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes
4.417%, 5/25/25	364,000	419,308
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes
4.057%, 5/25/23	70,000	76,091
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.25%, 6/1/26	200,000	207,800
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 4.75%, 6/1/27	145,000	152,149
Kraft Heinz Co. (The) company guaranty sr. unsec. notes
5.00%, 7/15/35	310,000	356,964
Kraft Heinz Co. (The) company guaranty sr. unsec. notes
3.00%, 6/1/26	340,000	349,357
Kraft Heinz Co. (The) 144A company guaranty sr. unsec. notes
3.875%, 5/15/27	131,000	138,756
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 5/15/28	165,000	178,200
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 11/1/26	672,000	700,560
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.625%, 11/1/24	60,000	62,550
Match Group Holdings II, LLC 144A sr. unsec. notes 4.125%, 8/1/30	50,000	50,578
Match Group, Inc. 144A sr. unsec. bonds 5.00%, 12/15/27	238,000	251,090
Match Group, Inc. 144A sr. unsec. unsub. notes 4.625%, 6/1/28	120,000	123,600
Mondelez International Holdings Netherlands BV 144A company
guaranty sr. unsec. notes 2.125%, 9/19/22 (Netherlands)	485,000	500,508
Mondelez International Holdings Netherlands BV 144A company
guaranty sr. unsec. unsub. notes 2.00%, 10/28/21 (Netherlands)	200,000	203,142
Mondelez International, Inc. sr. unsec. sub. notes 2.125%, 4/13/23	83,000	86,137
Nestle Holdings, Inc. 144A company guaranty sr. unsec. notes
0.375%, 1/15/24	1,135,000	1,130,516
Netflix, Inc. sr. unsec. notes 6.375%, 5/15/29	115,000	141,450
Netflix, Inc. sr. unsec. notes 4.875%, 4/15/28	210,000	234,675
Netflix, Inc. sr. unsec. unsub. notes 5.875%, 11/15/28	385,000	459,384
Netflix, Inc. 144A sr. unsec. bonds 5.375%, 11/15/29	125,000	147,331
Netflix, Inc. 144A sr. unsec. bonds 4.875%, 6/15/30	70,000	79,800
Newell Brands, Inc. sr. unsec. notes 4.875%, 6/1/25	135,000	145,631
Newell Brands, Inc. sr. unsec. unsub. notes 4.70%, 4/1/26	215,000	228,975
Rite Aid Corp. 144A company guaranty sr. notes 8.00%, 11/15/26	193,000	192,759
Rite Aid Corp. 144A company guaranty sr. unsec. sub. notes
7.50%, 7/1/25	135,000	132,975
TripAdvisor, Inc. 144A company guaranty sr. unsec. notes
7.00%, 7/15/25	210,000	218,925

Dynamic Asset Allocation Growth Fund 53

	Principal
CORPORATE BONDS AND NOTES (10.3%)* cont.	amount	Value
Consumer staples cont.
Yum! Brands, Inc. sr. unsec. sub. bonds 3.625%, 3/15/31	$115,000	$115,000
Yum! Brands, Inc. 144A sr. unsec. bonds 4.75%, 1/15/30	115,000	124,200
Yum! Brands, Inc. 144A sr. unsec. notes 7.75%, 4/1/25	45,000	49,907
		14,391,482
Energy (0.9%)
Aker BP ASA 144A sr. unsec. notes 5.875%, 3/31/25 (Norway)	60,000	62,533
Aker BP ASA 144A sr. unsec. notes 3.75%, 1/15/30 (Norway)	235,000	228,244
Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.375%, 11/1/21	199,000	189,050
Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.125%, 12/1/22	231,000	188,265
Apache Corp. sr. unsec. unsub. notes 5.10%, 9/1/40	125,000	111,953
Apache Corp. sr. unsec. unsub. notes 4.875%, 11/15/27	70,000	66,150
Apache Corp. sr. unsec. unsub. notes 4.625%, 11/15/25	45,000	42,891
Apache Corp. sr. unsec. unsub. notes 4.375%, 10/15/28	145,000	132,675
Ascent Resources Utica Holdings, LLC/ARU Finance Corp. 144A sr.
unsec. notes 10.00%, 4/1/22	214,000	210,790
Baytex Energy Corp. 144A company guaranty sr. unsec. sub. notes
5.625%, 6/1/24 (Canada)	110,000	62,150
BP Capital Markets America, Inc. company guaranty sr. unsec.
notes 3.119%, 5/4/26	270,000	298,081
BP Capital Markets America, Inc. company guaranty sr. unsec.
unsub. notes 3.937%, 9/21/28	24,000	27,945
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes
3.279%, 9/19/27 (United Kingdom)	400,000	444,066
Cenovus Energy, Inc. sr. unsec. bonds 6.75%, 11/15/39 (Canada)	195,000	195,148
ChampionX corp. company guaranty sr. unsec. notes
6.375%, 5/1/26	310,000	296,109
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.875%, 3/31/25	230,000	262,162
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.125%, 6/30/27	715,000	795,896
Chevron Corp. sr. unsec. unsub. notes 2.10%, 5/16/21	400,000	404,070
Comstock Escrow Corp. company guaranty sr. unsec. sub. notes
9.75%, 8/15/26	100,000	102,870
Comstock Resources, Inc. company guaranty sr. unsec. sub. notes
9.75%, 8/15/26	135,000	138,402
Comstock Resources, Inc. 144A company guaranty sr. unsec. notes
7.50%, 5/15/25	160,000	150,400
Concho Resources, Inc. company guaranty sr. unsec. notes
3.75%, 10/1/27	145,000	156,627
Continental Resources, Inc. company guaranty sr. unsec. notes
4.375%, 1/15/28	105,000	90,956
Continental Resources, Inc. company guaranty sr. unsec. sub.
notes 5.00%, 9/15/22	95,000	94,050
Continental Resources, Inc. company guaranty sr. unsec. unsub.
notes 4.50%, 4/15/23	310,000	295,430
DCP Midstream Operating LP company guaranty sr. unsec. notes
5.625%, 7/15/27	165,000	167,888
DCP Midstream Operating LP 144A company guaranty sr. unsec.
unsub. bonds 6.75%, 9/15/37	305,000	289,750

54 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (10.3%)* cont.	amount	Value
Energy cont.
Devon Energy Corp. sr. unsec. unsub. bonds 7.95%, 4/15/32	$170,000	$219,513
Devon Energy Corp. sr. unsec. unsub. bonds 7.875%, 9/30/31	120,000	154,650
Devon Energy Corp. sr. unsec. unsub. bonds 5.60%, 7/15/41	95,000	96,109
Diamondback Energy, Inc. company guaranty sr. unsec. notes
3.25%, 12/1/26	170,000	170,560
Diamondback Energy, Inc. company guaranty sr. unsec. unsub.
notes 5.375%, 5/31/25	65,000	67,492
Diamondback Energy, Inc. sr. unsec. notes 4.75%, 5/31/25	125,000	134,842
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec.
bonds 5.75%, 1/30/28	455,000	457,275
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec.
notes 6.625%, 7/15/25	235,000	241,463
Energy Transfer Operating LP company guaranty sr. unsec. bonds
3.75%, 5/15/30	625,000	605,317
Energy Transfer Operating LP company guaranty sr. unsec. notes
5.875%, 1/15/24	461,000	507,555
Energy Transfer Operating LP company guaranty sr. unsec. notes
2.90%, 5/15/25	205,000	206,108
Energy Transfer Operating LP jr. unsec. sub. FRB Ser. B, 6.625%,
perpetual maturity	1,450,000	985,566
Energy Transfer Operating LP sr. unsec. unsub. bonds
6.125%, 12/15/45	155,000	155,588
Energy Transfer Operating LP sr. unsec. unsub. notes
5.20%, 2/1/22	215,000	222,525
EOG Resources, Inc. sr. unsec. unsub. notes 4.15%, 1/15/26	50,000	57,261
EOG Resources, Inc. sr. unsec. unsub. notes 2.625%, 3/15/23	415,000	432,468
Equinor ASA company guaranty sr. unsec. notes 5.10%,
8/17/40 (Norway)	110,000	148,366
Equinor ASA company guaranty sr. unsec. unsub. notes 2.90%,
11/8/20 (Norway)	674,000	675,712
Exxon Mobil Corp. sr. unsec. unsub. notes 2.222%, 3/1/21	528,000	531,491
Global Partners LP/GLP Finance Corp. 144A company guaranty sr.
unsec. notes 6.875%, 1/15/29	35,000	35,350
Hess Midstream Operations LP 144A company guaranty sr. unsec.
notes 5.125%, 6/15/28	210,000	209,605
Hess Midstream Operations LP 144A company guaranty sr. unsec.
sub. notes 5.625%, 2/15/26	500,000	509,365
Holly Energy Partners LP/Holly Energy Finance Corp. 144A
company guaranty sr. unsec. notes 5.00%, 2/1/28	110,000	107,250
Indigo Natural Resources, LLC 144A sr. unsec. notes
6.875%, 2/15/26	185,000	180,057
MEG Energy Corp. 144A notes 6.50%, 1/15/25 (Canada)	208,000	204,031
Nabors Industries, Inc. company guaranty sr. unsec. notes
5.75%, 2/1/25	110,000	37,400
Nabors Industries, Ltd. 144A company guaranty sr. unsec. notes
7.50%, 1/15/28	90,000	43,313
Nabors Industries, Ltd. 144A company guaranty sr. unsec. notes
7.25%, 1/15/26	115,000	56,638
Newfield Exploration Co. sr. unsec. unsub. notes 5.75%, 1/30/22	185,000	184,920
Newfield Exploration Co. sr. unsec. unsub. notes 5.625%, 7/1/24	50,000	48,375
Newfield Exploration Co. sr. unsec. unsub. notes 5.375%, 1/1/26	40,000	37,565

Dynamic Asset Allocation Growth Fund 55

	Principal
CORPORATE BONDS AND NOTES (10.3%)* cont.	amount	Value
Energy cont.
Noble Energy, Inc. sr. unsec. bonds 6.00%, 3/1/41	$115,000	$159,538
Noble Energy, Inc. sr. unsec. sub. notes 3.90%, 11/15/24	175,000	191,478
Oasis Petroleum, Inc. company guaranty sr. unsec. sub. notes
6.875%, 1/15/23 (In default) †	190,000	44,175
Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes
6.875%, 3/15/22 (In default) †	112,000	26,040
Occidental Petroleum Corp. sr. unsec. bonds 6.625%, 9/1/30	155,000	142,988
Occidental Petroleum Corp. sr. unsec. notes 2.90%, 8/15/24	85,000	72,117
Occidental Petroleum Corp. sr. unsec. sub. notes 6.45%, 9/15/36	235,000	200,338
Occidental Petroleum Corp. sr. unsec. sub. notes 5.875%, 9/1/25	155,000	142,051
Occidental Petroleum Corp. sr. unsec. sub. notes 4.85%, 3/15/21	190,000	188,100
Occidental Petroleum Corp. sr. unsec. unsub. notes 3.50%, 6/15/25	120,000	99,600
Pertamina Persero PT 144A sr. unsec. unsub. notes 4.30%,
5/20/23 (Indonesia)	400,000	428,344
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
bonds 7.375%, 1/17/27 (Brazil)	314,000	371,886
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.25%, 3/17/24 (Brazil)	1,324,000	1,469,640
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.125%, 1/17/22 (Brazil)	324,000	341,010
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 5.999%, 1/27/28 (Brazil)	86,000	95,138
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 5.299%, 1/27/25 (Brazil)	44,000	48,048
Petroleos de Venezuela SA 144A company guaranty sr. unsec.
notes 6.00%, 11/15/26 (Venezuela) (In default) †	515,000	15,450
Petroleos Mexicanos 144A company guaranty sr. unsec. bonds
7.69%, 1/23/50 (Mexico)	153,000	128,061
Petroleos Mexicanos 144A company guaranty sr. unsec. bonds
6.84%, 1/23/30 (Mexico)	1,040,000	928,200
Precision Drilling Corp. 144A company guaranty sr. unsec. notes
7.125%, 1/15/26 (Canada)	330,000	211,200
Rattler Midstream LP 144A company guaranty sr. unsec. notes
5.625%, 7/15/25	165,000	166,238
Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 4.50%, 11/1/23	72,000	76,126
Sabine Pass Liquefaction, LLC sr. bonds 4.20%, 3/15/28	304,000	330,115
Sabine Pass Liquefaction, LLC sr. notes 5.75%, 5/15/24	155,000	175,534
Sabine Pass Liquefaction, LLC sr. notes 5.00%, 3/15/27	162,000	182,725
Shell International Finance BV company guaranty sr. unsec. unsub.
notes 2.875%, 5/10/26 (Netherlands)	565,000	625,530
Shell International Finance BV company guaranty sr. unsec. unsub.
notes 1.875%, 5/10/21 (Netherlands)	219,000	221,116
SM Energy Co. sr. unsec. notes 6.625%, 1/15/27	90,000	39,977
SM Energy Co. sr. unsec. sub. notes 5.00%, 1/15/24	140,000	74,200
SM Energy Co. sr. unsec. unsub. notes 6.75%, 9/15/26	190,000	84,550
SM Energy Co. sr. unsec. unsub. notes 6.125%, 11/15/22	128,000	99,200
SM Energy Co. 144A company guaranty notes 10.00%, 1/15/25	65,000	61,750
Spectra Energy Partners LP sr. unsec. notes 3.375%, 10/15/26	190,000	209,135
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A
company guaranty sr. unsec. notes 7.50%, 10/1/25	60,000	60,000

56 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (10.3%)* cont.	amount	Value
Energy cont.
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A
company guaranty sr. unsec. notes 5.50%, 1/15/28	$305,000	$276,025
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. notes 6.875%, 1/15/29	70,000	74,879
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. notes 6.50%, 7/15/27	115,000	119,888
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. unsub. notes 5.00%, 1/15/28	530,000	516,750
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. 144A sr. unsec. bonds 5.50%, 3/1/30	70,000	70,074
Total Capital International SA company guaranty sr. unsec. unsub.
notes 2.75%, 6/19/21 (France)	352,000	358,189
Transcanada Trust company guaranty jr. unsec. sub. FRB 5.30%,
3/15/77 (Canada)	660,000	661,155
Transocean Pontus, Ltd. 144A company guaranty sr. notes 6.125%,
8/1/25 (Cayman Islands)	89,700	79,833
Transocean Poseidon, Ltd. 144A company guaranty sr. notes
6.875%, 2/1/27	175,000	140,259
Transocean, Inc. 144A company guaranty sr. unsec. notes
11.50%, 1/30/27	41,000	16,810
USA Compression Partners LP/USA Compression Finance Corp.
company guaranty sr. unsec. notes 6.875%, 4/1/26	225,000	223,031
USA Compression Partners LP/USA Compression Finance Corp.
company guaranty sr. unsec. unsub. notes 6.875%, 9/1/27	115,000	114,036
Viper Energy Partners LP 144A company guaranty sr. unsec. notes
5.375%, 11/1/27	70,000	68,950
WPX Energy, Inc. sr. unsec. notes 8.25%, 8/1/23	155,000	175,150
WPX Energy, Inc. sr. unsec. notes 5.75%, 6/1/26	125,000	129,375
WPX Energy, Inc. sr. unsec. notes 4.50%, 1/15/30	90,000	88,482
WPX Energy, Inc. sr. unsec. sub. notes 5.875%, 6/15/28	175,000	182,875
WPX Energy, Inc. sr. unsec. sub. notes 5.25%, 10/15/27	200,000	203,000
		24,436,640
Financials (2.7%)
AG Issuer, LLC 144A sr. notes 6.25%, 3/1/28	210,000	208,950
Air Lease Corp. sr. unsec. notes 2.50%, 3/1/21	15,000	15,090
Air Lease Corp. sr. unsec. sub. bonds 4.625%, 10/1/28	738,000	762,750
Air Lease Corp. sr. unsec. sub. notes 3.25%, 10/1/29	631,000	598,483
Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer 144A
sr. unsec. notes 6.75%, 10/15/27	145,000	152,122
Ally Financial, Inc. company guaranty sr. unsec. notes
8.00%, 11/1/31	337,000	461,395
American Express Co. sr. unsec. notes 2.65%, 12/2/22	600,000	628,559
American International Group, Inc. jr. unsec. sub. FRB
8.175%, 5/15/58	333,000	476,290
ANZ New Zealand Int’l, Ltd./London 144A company guaranty sr.
unsec. notes 2.875%, 1/25/22 (United Kingdom)	775,000	799,172
Ares Capital Corp. sr. unsec. sub. notes 3.875%, 1/15/26	555,000	565,234
Australia & New Zealand Banking Group, Ltd./United
Kingdom 144A jr. unsec. sub. FRB 6.75%, perpetual maturity
(United Kingdom)	200,000	228,808

Dynamic Asset Allocation Growth Fund 57

	Principal
CORPORATE BONDS AND NOTES (10.3%)* cont.	amount	Value
Financials cont.
Banco Santander SA sr. unsec. unsub. notes 4.379%,
4/12/28 (Spain)	$200,000	$226,595
Banco Santander SA unsec. sub. notes 5.179%, 11/19/25 (Spain)	400,000	452,480
Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.10%,
perpetual maturity	465,000	507,431
Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6.50%,
perpetual maturity	75,000	83,363
Bank of America Corp. sr. unsec. FRN Ser. MTN, 2.496%, 2/13/31	190,000	199,758
Bank of America Corp. sr. unsec. notes Ser. MTN, 3.499%, 5/17/22	686,000	698,861
Bank of America Corp. sr. unsec. unsub. bonds Ser. MTN,
3.248%, 10/21/27	1,055,000	1,167,129
Bank of America Corp. unsec. sub. notes 6.11%, 1/29/37	1,030,000	1,451,292
Bank of Montreal sr. unsec. unsub. notes Ser. D, 3.10%,
4/13/21 (Canada)	748,000	759,226
Bank of Montreal unsec. sub. FRN 3.803%, 12/15/32 (Canada)	75,000	83,594
Bank of Nova Scotia (The) sr. unsec. notes 2.00%,
11/15/22 (Canada)	5,000	5,163
Bank of Nova Scotia (The) sr. unsec. unsub. notes 2.70%,
3/7/22 (Canada)	685,000	707,336
Bank of Nova Scotia (The) sr. unsec. unsub. notes 2.35%,
10/21/20 (Canada)	505,000	505,091
Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
notes 4.30%, 5/15/43	90,000	115,774
Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
unsub. notes 4.25%, 1/15/21	90,000	91,041
BGC Partners, Inc. sr. unsec. notes 5.125%, 5/27/21	215,000	217,253
Blackstone Holdings Finance Co., LLC 144A company guaranty sr.
unsec. unsub. bonds 1.60%, 3/30/31	120,000	118,600
BPCE SA 144A unsec. sub. notes 5.15%, 7/21/24 (France)	325,000	363,179
BPCE SA 144A unsec. sub. notes 4.50%, 3/15/25 (France)	727,000	804,147
Camden Property Trust sr. unsec. unsub. notes 4.875%, 6/15/23 R	190,000	208,504
Cantor Fitzgerald LP 144A unsec. notes 6.50%, 6/17/22	489,000	527,641
Capital One Financial Corp. unsec. sub. notes 4.20%, 10/29/25	142,000	157,624
CBRE Services, Inc. company guaranty sr. unsec. notes
5.25%, 3/15/25	75,000	86,000
CBRE Services, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/1/26	254,000	297,376
CIT Group, Inc. sr. unsec. sub. notes 5.00%, 8/1/23	87,000	90,263
CIT Group, Inc. sr. unsec. unsub. notes 5.25%, 3/7/25	970,000	1,026,260
CIT Group, Inc. sr. unsec. unsub. notes 5.00%, 8/15/22	87,000	89,610
Citigroup, Inc. sr. unsec. FRB 3.668%, 7/24/28	1,422,000	1,593,125
Citigroup, Inc. sr. unsec. notes 2.65%, 10/26/20	835,000	836,334
Citigroup, Inc. sr. unsec. unsub. FRB 3.887%, 1/10/28	323,000	365,601
Citigroup, Inc. sr. unsec. unsub. notes 4.50%, 1/14/22	540,000	567,534
Citigroup, Inc. sr. unsec. unsub. notes 2.90%, 12/8/21	426,000	437,608
Citigroup, Inc. unsec. sub. bonds 4.75%, 5/18/46	240,000	301,195
Citigroup, Inc. unsec. sub. bonds 4.45%, 9/29/27	297,000	344,399
Citigroup, Inc. unsec. sub. notes 4.60%, 3/9/26	160,000	183,416
CNO Financial Group, Inc. sr. unsec. notes 5.25%, 5/30/29	210,000	242,476
CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25	205,000	235,128

58 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (10.3%)* cont.	amount	Value
Financials cont.
Commonwealth Bank of Australia 144A sr. unsec. notes 3.15%,
9/19/27 (Australia)	$580,000	$658,266
Commonwealth Bank of Australia 144A unsec. notes 2.20%,
11/9/20 (Australia)	1,610,000	1,613,278
Credit Suisse AG/New York, NY sr. unsec. notes 2.80%, 4/8/22	630,000	652,384
Credit Suisse Group AG 144A jr. unsec. sub. FRN 6.25%, perpetual
maturity (Switzerland)	490,000	526,750
Credit Suisse Group AG 144A sr. unsec. bonds 3.869%,
1/12/29 (Switzerland)	285,000	318,248
Credit Suisse Group AG 144A sr. unsec. FRN 2.193%,
6/5/26 (Switzerland)	585,000	602,722
Credit Suisse Group Funding Guernsey, Ltd. company guaranty sr.
unsec. unsub. notes 3.45%, 4/16/21 (United Kingdom)	250,000	254,187
Danske Bank A/S 144A sr. unsec. notes 2.70%, 3/2/22 (Denmark)	730,000	751,918
Digital Realty Trust LP company guaranty sr. unsec. bonds
4.45%, 7/15/28 R	544,000	647,246
Digital Realty Trust LP company guaranty sr. unsec. notes
4.75%, 10/1/25 R	575,000	672,629
Diversified Healthcare Trust company guaranty sr. unsec. notes
9.75%, 6/15/25 R	470,000	522,270
DNB Bank ASA 144A sr. unsec. notes 2.15%, 12/2/22 (Norway)	1,340,000	1,387,051
Dresdner Funding Trust I 144A jr. unsec. sub. notes 8.151%, 6/30/31	100,000	145,204
ESH Hospitality, Inc. 144A company guaranty sr. unsec. notes
5.25%, 5/1/25 R	200,000	202,000
Fairfax Financial Holdings, Ltd. sr. unsec. notes 4.85%,
4/17/28 (Canada)	955,000	1,046,537
Fairfax US, Inc. 144A company guaranty sr. unsec. notes
4.875%, 8/13/24	385,000	414,729
Fifth Third Bancorp jr. unsec. sub. FRB 5.10%, perpetual maturity	156,000	143,579
Five Corners Funding Trust 144A sr. unsec. bonds 4.419%, 11/15/23	230,000	255,284
Freedom Mortgage Corp. 144A sr. unsec. notes 8.25%, 4/15/25	195,000	198,858
Freedom Mortgage Corp. 144A sr. unsec. notes 8.125%, 11/15/24	195,000	194,513
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
notes 5.25%, 6/1/25	195,000	211,735
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
unsub. notes 5.375%, 4/15/26	130,000	144,079
goeasy, Ltd. 144A company guaranty sr. unsec. notes 5.375%,
12/1/24 (Canada)	230,000	232,875
Goldman Sachs Group, Inc. (The) sr. unsec. FRB 4.223%, 5/1/29	751,000	875,826
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
5.75%, 1/24/22	375,000	400,616
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
3.85%, 1/26/27	1,285,000	1,446,664
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
2.60%, 2/7/30	114,000	120,414
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
2.60%, 12/27/20	1,900,000	1,909,747
Goldman Sachs Group, Inc. (The) unsec. sub. notes 6.75%, 10/1/37	122,000	176,342
HSBC USA, Inc. sr. unsec. unsub. notes 3.50%, 6/23/24	130,000	140,324
HUB International, Ltd. 144A sr. unsec. notes 7.00%, 5/1/26	290,000	300,513
Huntington Bancshares, Inc. unsec. notes 4.35%, 2/4/23	345,000	370,457

Dynamic Asset Allocation Growth Fund 59

	Principal
CORPORATE BONDS AND NOTES (10.3%)* cont.	amount	Value
Financials cont.
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.75%, 2/1/24	$155,000	$158,995
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.25%, 5/15/26	210,000	218,925
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 5.25%, 5/15/27	135,000	140,643
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 4.75%, 9/15/24	135,000	136,688
ING Bank NV 144A unsec. sub. notes 5.80%, 9/25/23 (Netherlands)	225,000	251,192
Intercontinental Exchange, Inc. sr. unsec. bonds 2.65%, 9/15/40	600,000	597,953
Intercontinental Exchange, Inc. sr. unsec. bonds 1.85%, 9/15/32	300,000	298,071
International Lease Finance Corp. sr. unsec. unsub. notes
5.875%, 8/15/22	146,000	156,257
iStar, Inc. sr. unsec. notes 5.50%, 2/15/26 R	190,000	178,068
iStar, Inc. sr. unsec. notes 4.75%, 10/1/24 R	315,000	304,763
iStar, Inc. sr. unsec. notes 4.25%, 8/1/25 R	240,000	223,949
JPMorgan Chase & Co. jr. unsec. bonds 6.10%, perpetual maturity	123,000	129,150
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. HH, 4.60%,
perpetual maturity	853,000	835,940
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. W, (BBA LIBOR USD
3 Month + 1.00%), 1.28%, 5/15/47	116,000	90,283
JPMorgan Chase & Co. sr. unsec. unsub. FRB 3.964%, 11/15/48	1,485,000	1,804,552
JPMorgan Chase & Co. unsec. sub. bonds 3.625%, 12/1/27	1,350,000	1,511,723
JPMorgan Chase & Co. unsec. sub. FRB 2.956%, 5/13/31	219,000	234,966
JPMorgan Chase & Co. unsec. sub. notes 3.375%, 5/1/23	1,415,000	1,509,742
KKR Group Finance Co. III, LLC 144A company guaranty sr. unsec.
unsub. bonds 5.125%, 6/1/44	160,000	199,806
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance
Corp. 144A sr. unsec. notes 4.25%, 2/1/27 R	220,000	190,300
Lloyds Banking Group PLC unsec. sub. notes 4.65%, 3/24/26
(United Kingdom)	215,000	239,090
Lloyds Banking Group PLC unsec. sub. notes 4.50%, 11/4/24
(United Kingdom)	200,000	218,134
LPL Holdings, Inc. 144A company guaranty sr. unsec. notes
5.75%, 9/15/25	345,000	357,484
Marsh & McLennan Cos., Inc. sr. unsec. sub. bonds 4.90%, 3/15/49	175,000	244,146
Marsh & McLennan Cos., Inc. sr. unsec. sub. notes 4.375%, 3/15/29	212,000	256,686
Metropolitan Life Global Funding I 144A notes 2.40%, 6/17/22	600,000	619,769
Metropolitan Life Global Funding I 144A notes 1.95%, 1/13/23	550,000	568,677
Metropolitan Life Global Funding I 144A sr. notes 3.00%, 1/10/23	155,000	163,428
Mitsubishi UFJ Financial Group, Inc. sr. unsec. notes 3.535%,
7/26/21 (Japan)	330,000	338,250
Mitsubishi UFJ Financial Group, Inc. sr. unsec. unsub. notes 3.85%,
3/1/26 (Japan)	255,000	290,990
Morgan Stanley sr. unsec. unsub. notes 4.375%, 1/22/47	470,000	609,641
Morgan Stanley sr. unsec. unsub. notes 3.625%, 1/20/27	1,365,000	1,546,900
Morgan Stanley sr. unsec. unsub. notes Ser. GMTN, 5.50%, 7/28/21	385,000	401,114
Morgan Stanley sr. unsec. unsub. notes Ser. GMTN,
3.125%, 1/23/23	1,870,000	1,977,095

60 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (10.3%)* cont.	amount	Value
Financials cont.
National Australia Bank, Ltd./New York, NY sr. unsec. notes 2.875%,
4/12/23 (Australia)	$250,000	$264,703
National Australia Bank, Ltd./New York, NY sr. unsec. notes 2.50%,
1/12/21 (Australia)	725,000	729,530
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr.
unsec. notes 9.125%, 7/15/26	65,000	69,713
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr.
unsec. notes 6.00%, 1/15/27	110,000	112,130
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr.
unsec. notes 5.50%, 8/15/28	190,000	189,763
NatWest Group PLC sr. unsec. unsub. FRB 4.892%, 5/18/29
(United Kingdom)	215,000	250,057
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp.
144A sr. unsec. notes 4.875%, 4/15/45	155,000	171,842
New York Life Global Funding 144A notes 1.10%, 5/5/23	1,630,000	1,657,463
Nordea Bank ABP 144A sr. unsec. unsub. notes 2.25%,
5/27/21 (Finland)	365,000	369,565
PennyMac Financial Services, Inc. 144A company guaranty sr.
unsec. notes 5.375%, 10/15/25	185,000	187,313
PNC Bank NA sr. unsec. FRN 2.028%, 12/9/22	690,000	702,946
PNC Financial Services Group, Inc. (The) sr. unsec. notes
3.30%, 3/8/22	169,000	175,693
Prologis LP sr. unsec. unsub. notes 2.25%, 4/15/30 R	113,000	120,106
Prologis LP sr. unsec. unsub. notes 2.125%, 4/15/27 R	47,000	50,043
Provident Funding Associates LP/PFG Finance Corp. 144A sr.
unsec. notes 6.375%, 6/15/25	295,000	285,413
Prudential Financial, Inc. jr. unsec. sub. FRN 5.625%, 6/15/43	128,000	135,840
Prudential Financial, Inc. jr. unsec. sub. FRN 5.20%, 3/15/44	378,000	396,428
Regions Financial Corp. sr. unsec. unsub. notes 2.75%, 8/14/22	365,000	379,585
Royal Bank of Canada sr. unsec. unsub. notes Ser. GMTN, 2.80%,
4/29/22 (Canada)	26,000	26,990
Royal Bank of Canada unsec. sub. notes Ser. GMTN, 4.65%,
1/27/26 (Canada)	285,000	336,413
Santander UK Group Holdings PLC 144A unsec. sub. notes 4.75%,
9/15/25 (United Kingdom)	280,000	305,810
Service Properties Trust company guaranty sr. unsec. unsub.
notes 7.50%, 9/15/25 R	80,000	85,016
Springleaf Finance Corp. company guaranty sr. unsec. notes
8.875%, 6/1/25	95,000	105,213
Springleaf Finance Corp. company guaranty sr. unsec. sub. notes
7.125%, 3/15/26	110,000	122,892
Springleaf Finance Corp. company guaranty sr. unsec. sub. notes
6.625%, 1/15/28	120,000	133,176
Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 6.875%, 3/15/25	170,000	188,645
Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 5.375%, 11/15/29	240,000	249,600
Starwood Property Trust, Inc. sr. unsec. notes 4.75%, 3/15/25 R	265,000	253,738
Sumitomo Mitsui Trust Bank, Ltd. 144A sr. unsec. notes 0.80%,
9/12/23 (Japan)	1,000,000	1,001,484

Dynamic Asset Allocation Growth Fund 61

		Principal
CORPORATE BONDS AND NOTES (10.3%)* cont.		amount	Value
Financials cont.
Swiss Re Treasury US Corp. 144A company guaranty sr. unsec.
notes 4.25%, 12/6/42		$255,000	$315,530
Taylor Morrison Communities, Inc. 144A sr. unsec. bonds
5.125%, 8/1/30		45,000	47,925
Taylor Morrison Communities, Inc. 144A sr. unsec. notes
5.75%, 1/15/28		110,000	119,625
Toronto-Dominion Bank (The) sr. unsec. unsub. notes Ser. MTN,
1.90%, 12/1/22 (Canada)		1,300,000	1,341,867
Toronto-Dominion Bank (The) unsec. sub. FRB 3.625%,
9/15/31 (Canada)		489,000	549,598
Truist Bank unsec. sub. FRN Ser. BKNT, 2.636%, 9/17/29		250,000	259,356
Truist Financial Corp. jr. unsec. sub. FRB Ser. N, 4.80%, 12/31/99		305,000	306,144
U.S. Bancorp sr. unsec. unsub. notes Ser. V, 2.625%, 1/24/22		710,000	730,088
U.S. Bancorp unsec. sub. notes unsec. sub. notes Ser. MTN,
2.95%, 7/15/22		284,000	296,482
UBS AG/London 144A sr. unsec. notes 1.75%, 4/21/22
(United Kingdom)		480,000	488,713
UBS Group AG 144A sr. unsec. notes 3.491%, 5/23/23 (Switzerland)		1,245,000	1,301,025
UBS Group Funding Jersey, Ltd. 144A company guaranty sr. unsec.
notes 4.125%, 4/15/26 (Switzerland)		508,000	584,622
UBS Group Funding Jersey, Ltd. 144A company guaranty sr. unsec.
notes 3.00%, 4/15/21 (Switzerland)		970,000	983,650
UBS Group Funding Switzerland AG company guaranty jr. unsec.
sub. FRN Ser. REGS, 6.875%, perpetual maturity (Switzerland)		206,000	225,832
USIS Merger Sub, Inc. 144A sr. unsec. notes 6.875%, 5/1/25		245,000	248,063
VTB Bank OJSC Via VTB Capital SA 144A unsec. sub. bonds 6.95%,
10/17/22 (Russia)		400,000	423,000
Wells Fargo & Co. jr. unsec. sub. FRB Ser. U, 5.875%,
perpetual maturity		330,000	353,925
Westpac Banking Corp. sr. unsec. unsub. notes 2.00%,
8/19/21 (Australia)		245,000	248,829
Westpac Banking Corp. unsec. sub. bonds 4.421%,
7/24/39 (Australia)		112,000	135,818
Willis Towers Watson PLC company guaranty sr. unsec. unsub.
notes 5.75%, 3/15/21		520,000	531,618
			74,133,695
Health care (1.0%)
AbbVie, Inc. 144A sr. unsec. notes 3.45%, 3/15/22		121,000	125,505
AbbVie, Inc. 144A sr. unsec. notes 3.20%, 11/21/29		1,661,000	1,829,951
AbbVie, Inc. 144A sr. unsec. sub. notes 3.80%, 3/15/25		270,000	299,387
Air Methods Corp. 144A sr. unsec. notes 8.00%, 5/15/25		265,000	208,025
Amgen, Inc. sr. unsec. bonds 4.663%, 6/15/51		230,000	299,424
Amgen, Inc. sr. unsec. unsub. notes 2.60%, 8/19/26		347,000	377,245
Bausch Health Americas, Inc. 144A sr. unsec. notes 8.50%, 1/31/27		265,000	290,838
Bausch Health Cos., Inc. company guaranty sr. unsec. notes
Ser. REGS, 4.50%, 5/15/23	EUR	235,000	272,881
Bausch Health Cos., Inc. 144A company guaranty sr. notes
5.50%, 11/1/25		$160,000	164,200
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
7.25%, 5/30/29		215,000	231,663

62 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (10.3%)* cont.	amount	Value
Health care cont.
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
7.00%, 1/15/28	$105,000	$111,300
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
6.25%, 2/15/29	165,000	169,712
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
6.125%, 4/15/25	340,000	348,075
Bausch Health Cos., Inc. 144A company guaranty sr. unsub. notes
7.00%, 3/15/24	270,000	279,450
Becton Dickinson and Co. sr. unsec. notes 2.823%, 5/20/30	260,000	280,387
Biogen, Inc. sr. unsec. sub. notes 3.625%, 9/15/22	465,000	492,424
Bristol-Myers Squibb Co. sr. unsec. notes 3.25%, 2/20/23	1,315,000	1,398,653
Bristol-Myers Squibb Co. sr. unsec. notes 3.25%, 8/15/22	660,000	695,343
Bristol-Myers Squibb Co. sr. unsec. notes 2.90%, 7/26/24	785,000	849,739
Bristol-Myers Squibb Co. sr. unsec. notes 2.25%, 8/15/21	250,000	254,395
Bristol-Myers Squibb Co. sr. unsec. sub. notes 3.40%, 7/26/29	185,000	215,471
Centene Corp. sr. unsec. bonds 3.00%, 10/15/30	110,000	112,222
Centene Corp. sr. unsec. notes 4.625%, 12/15/29	505,000	544,138
Centene Corp. sr. unsec. unsub. notes 4.75%, 5/15/22	180,000	182,250
Centene Corp. 144A sr. unsec. notes 5.375%, 8/15/26	170,000	180,060
Centene Corp. 144A sr. unsec. notes 5.25%, 4/1/25	130,000	135,103
Centene Escrow I Corp. 144A sr. unsec. notes 5.375%, 6/1/26	150,000	158,063
CHS/Community Health Systems, Inc. company guaranty sr. notes
6.25%, 3/31/23	800,000	782,000
CHS/Community Health Systems, Inc. 144A company guaranty sr.
notes 8.00%, 3/15/26	115,000	113,045
CHS/Community Health Systems, Inc. 144A company guaranty
sub. notes 8.125%, 6/30/24	197,000	143,810
CHS/Community Health Systems, Inc. 144A sr. notes
6.625%, 2/15/25	250,000	241,875
Cigna Corp. company guaranty sr. unsec. unsub. notes
3.90%, 2/15/22	511,000	534,499
Cigna Corp. company guaranty sr. unsec. unsub. notes
3.75%, 7/15/23	447,000	484,401
CVS Health Corp. sr. unsec. unsub. notes 4.78%, 3/25/38	1,097,000	1,336,571
CVS Health Corp. sr. unsec. unsub. notes 3.70%, 3/9/23	138,000	147,879
CVS Pass-Through Trust 144A sr. mtge. notes 4.704%, 1/10/36	139,450	151,004
DH Europe Finance II Sarl company guaranty sr. unsec. bonds
3.40%, 11/15/49 (Luxembourg)	155,000	175,616
Elanco Animal Health, Inc. sr. unsec. notes Ser. WI, 5.90%, 8/28/28	255,000	294,525
Emergent BioSolutions, Inc. 144A company guaranty sr. unsec.
notes 3.875%, 8/15/28	70,000	70,275
Endo DAC/Endo Finance, LLC/Endo Finco, Inc. 144A company
guaranty notes 9.50%, 7/31/27 (Ireland)	106,000	110,770
Endo DAC/Endo Finance, LLC/Endo Finco, Inc. 144A company
guaranty sr. unsec. notes 6.00%, 6/30/28 (Ireland)	163,000	119,805
Global Medical Response, Inc. 144A sr. notes 6.50%, 10/1/25	115,000	114,149
HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26	220,000	256,671
HCA, Inc. company guaranty sr. notes 4.125%, 6/15/29	300,000	339,315
HCA, Inc. company guaranty sr. sub. bonds 5.50%, 6/15/47	180,000	222,833
HCA, Inc. company guaranty sr. unsec. notes 5.375%, 9/1/26	480,000	530,400

Dynamic Asset Allocation Growth Fund 63

	Principal
CORPORATE BONDS AND NOTES (10.3%)* cont.	amount	Value
Health care cont.
HCA, Inc. company guaranty sr. unsec. notes 3.50%, 9/1/30	$110,000	$112,077
Hologic, Inc. 144A company guaranty sr. unsec. notes
4.375%, 10/15/25	125,000	127,813
Jaguar Holding Co. II/PPD Development LP 144A company
guaranty sr. unsec. notes 5.00%, 6/15/28	70,000	73,063
Jaguar Holding Co. II/PPD Development LP 144A company
guaranty sr. unsec. notes 4.625%, 6/15/25	50,000	51,500
Mallinckrodt International Finance SA/Mallinckrodt CB, LLC 144A
company guaranty sub. notes 10.00%, 4/15/25 (Luxembourg)	53,000	40,545
Merck & Co., Inc. sr. unsec. notes 2.90%, 3/7/24	19,000	20,507
Merck & Co., Inc. sr. unsec. unsub. notes 3.70%, 2/10/45	395,000	474,933
Merck & Co., Inc. sr. unsec. unsub. notes 2.75%, 2/10/25	122,000	132,576
Molina Healthcare, Inc. 144A company guaranty sr. unsec. notes
4.875%, 6/15/25	40,000	40,800
Novartis Capital Corp. company guaranty sr. unsec. unsub. bonds
4.00%, 11/20/45	650,000	837,128
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics
SA 144A sr. unsec. notes 7.375%, 6/1/25	85,000	86,275
Par Pharmaceutical, Inc. 144A company guaranty sr. notes
7.50%, 4/1/27	40,000	41,900
Pfizer, Inc. sr. unsec. unsub. notes 3.00%, 12/15/26	305,000	344,900
Pfizer, Inc. sr. unsec. unsub. notes 1.95%, 6/3/21	494,000	500,047
Roche Holdings, Inc. 144A company guaranty sr. unsec. bonds
4.00%, 11/28/44 (Switzerland)	550,000	740,072
Service Corp. International sr. unsec. bonds 5.125%, 6/1/29	320,000	354,602
Service Corp. International sr. unsec. notes 4.625%, 12/15/27	270,000	285,981
Service Corp. International sr. unsec. notes 3.375%, 8/15/30	150,000	150,187
Tenet Healthcare Corp. company guaranty sr. notes
4.625%, 7/15/24	145,000	145,725
Tenet Healthcare Corp. sr. unsec. notes 8.125%, 4/1/22	400,000	444,760
Tenet Healthcare Corp. 144A company guaranty notes
6.25%, 2/1/27	60,000	61,933
Tenet Healthcare Corp. 144A company guaranty sr. notes
7.50%, 4/1/25	60,000	64,500
Tenet Healthcare Corp. 144A company guaranty sr. notes
5.125%, 11/1/27	465,000	477,648
Tenet Healthcare Corp. 144A company guaranty sr. notes
4.875%, 1/1/26	630,000	641,441
Teva Pharmaceutical Finance Netherlands III BV company
guaranty sr. unsec. notes 6.75%, 3/1/28 (Israel)	300,000	313,500
Teva Pharmaceutical Finance Netherlands III BV company
guaranty sr. unsec. notes 6.00%, 4/15/24 (Israel)	460,000	469,200
UnitedHealth Group, Inc. sr. unsec. unsub. notes 4.70%, 2/15/21	310,000	311,697
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.95%, 10/15/42	245,000	297,735
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.85%, 6/15/28	740,000	873,362
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.15%, 6/15/21	750,000	765,413
UnitedHealth Group, Inc. sr. unsec. unsub. notes 2.875%, 3/15/22	136,000	140,123
UnitedHealth Group, Inc. sr. unsec. unsub. notes 2.75%, 2/15/23	245,000	257,520
Upjohn, Inc. 144A company guaranty sr. unsec. notes
2.30%, 6/22/27	385,000	398,683

64 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (10.3%)* cont.	amount	Value
Health care cont.
Zoetis, Inc. sr. unsec. notes 3.90%, 8/20/28	$335,000	$397,669
Zoetis, Inc. sr. unsec. sub. notes 2.00%, 5/15/30	405,000	417,163
		27,568,325
Technology (1.0%)
Alphabet, Inc. sr. unsec. bonds 2.25%, 8/15/60	295,000	278,945
Alphabet, Inc. sr. unsec. notes 3.625%, 5/19/21	494,000	504,641
Alphabet, Inc. sr. unsec. notes 1.998%, 8/15/26	305,000	327,039
Analog Devices, Inc. sr. unsec. unsub. notes 3.90%, 12/15/25	255,000	291,554
Apple, Inc. sr. unsec. bonds 4.25%, 2/9/47	655,000	871,625
Apple, Inc. sr. unsec. notes 3.45%, 5/6/24	150,000	165,330
Apple, Inc. sr. unsec. notes 2.85%, 5/11/24	275,000	296,733
Apple, Inc. sr. unsec. notes 2.85%, 5/6/21	396,000	401,899
Apple, Inc. sr. unsec. notes 0.75%, 5/11/23	1,185,000	1,197,088
Apple, Inc. sr. unsec. unsub. notes 4.375%, 5/13/45	262,000	351,017
Apple, Inc. sr. unsec. unsub. notes 3.85%, 5/4/43	314,000	391,653
Banff Merger Sub, Inc. 144A sr. unsec. notes 9.75%, 9/1/26	260,000	274,846
Black Knight InfoServ, LLC 144A company guaranty sr. unsec.
notes 3.625%, 9/1/28	185,000	186,966
Boxer Parent Co., Inc. 144A company guaranty sr. notes
7.125%, 10/2/25	65,000	69,424
Boxer Parent Co., Inc. 144A notes 9.125%, 3/1/26	185,000	196,100
Broadcom Corp./Broadcom Cayman Finance, Ltd. company
guaranty sr. unsec. unsub. notes 3.875%, 1/15/27	589,000	652,556
Broadcom Corp./Broadcom Cayman Finance, Ltd. company
guaranty sr. unsec. unsub. notes 3.50%, 1/15/28	705,000	761,724
Broadcom, Inc. company guaranty sr. unsec. bonds
4.15%, 11/15/30	435,000	488,655
BY Crown Parent LLC/BY Bond Finance, Inc. 144A company
guaranty sr. notes 4.25%, 1/31/26	90,000	91,631
Cisco Systems, Inc. sr. unsec. unsub. bonds 5.90%, 2/15/39	180,000	268,936
Cisco Systems, Inc. sr. unsec. unsub. notes 2.50%, 9/20/26	300,000	330,243
Cisco Systems, Inc. sr. unsec. unsub. notes 2.20%, 2/28/21	528,000	532,126
CommScope Finance, LLC 144A sr. notes 6.00%, 3/1/26	105,000	109,463
CommScope Finance, LLC 144A sr. notes 5.50%, 3/1/24	70,000	71,930
Dell International, LLC/EMC Corp. 144A company guaranty sr.
notes 5.85%, 7/15/25	75,000	87,389
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. notes 6.02%, 6/15/26	1,398,000	1,641,502
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. unsec. notes 7.125%, 6/15/24	170,000	176,832
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. bonds
8.35%, 7/15/46	140,000	184,970
Dun & Bradstreet Corp. (The) 144A sr. notes 6.875%, 8/15/26	69,000	74,109
Fidelity National Information Services, Inc. sr. unsec. notes
3.75%, 5/21/29	439,000	516,629
Fidelity National Information Services, Inc. sr. unsec. notes
3.00%, 8/15/26	60,000	66,558
Fidelity National Information Services, Inc. sr. unsec. sub. notes
Ser. 10Y, 4.25%, 5/15/28	218,000	261,205
Fiserv, Inc. sr. unsec. bonds 3.50%, 7/1/29	180,000	205,185

Dynamic Asset Allocation Growth Fund 65

	Principal
CORPORATE BONDS AND NOTES (10.3%)* cont.	amount	Value
Technology cont.
Fiserv, Inc. sr. unsec. sub. bonds 4.20%, 10/1/28	$510,000	$605,683
Google, LLC sr. unsec. notes 3.375%, 2/25/24	335,000	368,173
IBM Corp. sr. unsec. unsub. notes 1.875%, 8/1/22	390,000	400,678
Microchip Technology, Inc. company guaranty sr. notes
4.333%, 6/1/23	667,000	717,833
Microchip Technology, Inc. 144A company guaranty sr. unsec.
notes 4.25%, 9/1/25	240,000	249,014
Microsoft Corp. sr. unsec. unsub. bonds 2.525%, 6/1/50	60,000	62,749
Microsoft Corp. sr. unsec. unsub. bonds 2.40%, 8/8/26	930,000	1,015,886
Microsoft Corp. sr. unsec. unsub. notes 3.70%, 8/8/46	799,000	1,003,303
Microsoft Corp. sr. unsec. unsub. notes 2.40%, 2/6/22	204,000	209,658
Microsoft Corp. sr. unsec. unsub. notes 1.55%, 8/8/21	1,650,000	1,667,817
Oracle Corp. sr. unsec. notes 2.50%, 5/15/22	767,000	791,026
Oracle Corp. sr. unsec. unsub. bonds 4.00%, 11/15/47	735,000	871,360
Oracle Corp. sr. unsec. unsub. notes 2.65%, 7/15/26	550,000	600,496
Oracle Corp. sr. unsec. unsub. notes 2.50%, 10/15/22	1,251,000	1,304,344
Oracle Corp. sr. unsec. unsub. notes 1.90%, 9/15/21	560,000	567,979
Plantronics, Inc. 144A company guaranty sr. unsec. notes
5.50%, 5/31/23	570,000	507,300
Qorvo, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 7/15/26	175,000	185,598
Qorvo, Inc. 144A company guaranty sr. unsec. bonds
3.375%, 4/1/31	115,000	116,869
Salesforce.com, Inc. sr. unsec. unsub. notes 3.70%, 4/11/28	1,036,000	1,223,173
ServiceNow, Inc. sr. unsec. notes 1.40%, 9/1/30	315,000	307,715
Solera, LLC/Solera Finance, Inc. 144A sr. unsec. notes 10.50%, 3/1/24	130,000	135,850
SS&C Technologies, Inc. 144A company guaranty sr. unsec. notes
5.50%, 9/30/27	160,000	169,600
Tempo Acquisition, LLC/Tempo Acquisition Finance Corp. 144A
company guaranty sr. notes 5.75%, 6/1/25	95,000	99,513
Tempo Acquisition, LLC/Tempo Acquisition Finance Corp. 144A sr.
unsec. notes 6.75%, 6/1/25	670,000	683,809
TTM Technologies, Inc. 144A company guaranty sr. unsec. notes
5.625%, 10/1/25	370,000	377,400
VMware, Inc. sr. unsec. notes 3.90%, 8/21/27	125,000	139,618
Western Digital Corp. company guaranty sr. unsec. notes
4.75%, 2/15/26	125,000	135,391
		26,844,338
Transportation (0.1%)
CSX Corp. sr. unsec. unsub. notes 4.10%, 3/15/44	240,000	288,005
Delta Air Lines Inc/SkyMiles IP, Ltd. 144A company guaranty sr.
notes 4.75%, 10/20/28	350,000	363,398
FedEx Corp. company guaranty sr. unsec. unsub. notes
2.625%, 8/1/22	36,000	37,361
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec.
bonds 3.40%, 11/15/26	113,000	123,665
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec.
notes 3.90%, 2/1/24	210,000	228,757
Watco Cos LLC/Watco Finance Corp. 144A sr. unsec. notes
6.50%, 6/15/27	515,000	526,909
		1,568,095

66 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (10.3%)* cont.	amount	Value
Utilities and power (0.5%)
AES Corp. (The) sr. unsec. unsub. notes 5.50%, 4/15/25	$435,000	$446,963
AES Corp. (The) sr. unsec. unsub. notes 5.125%, 9/1/27	379,000	403,673
AES Corp. (The) 144A sr. unsec. notes 3.30%, 7/15/25	75,000	79,902
American Electric Power Co., Inc. sr. unsec. unsub. notes Ser. J,
4.30%, 12/1/28	510,000	602,170
Buckeye Partners LP sr. unsec. bonds 5.85%, 11/15/43	105,000	97,266
Buckeye Partners LP sr. unsec. notes 3.95%, 12/1/26	60,000	55,908
Buckeye Partners LP 144A sr. unsec. notes 4.50%, 3/1/28	90,000	86,738
Calpine Corp. 144A company guaranty sr. notes 5.25%, 6/1/26	145,000	150,638
Calpine Corp. 144A company guaranty sr. notes 4.50%, 2/15/28	340,000	348,208
Calpine Corp. 144A sr. unsec. notes 5.00%, 2/1/31	45,000	45,869
Calpine Corp. 144A sr. unsec. notes 4.625%, 2/1/29	25,000	24,953
Colorado Interstate Gas Co., LLC company guaranty sr. unsec.
notes 6.85%, 6/15/37	30,000	35,470
Consolidated Edison Co. of New York, Inc. sr. unsec. unsub. notes
4.20%, 3/15/42	130,000	155,538
Duke Energy Corp. sr. unsec. bonds 4.20%, 6/15/49	350,000	429,857
Duke Energy Corp. sr. unsec. notes 3.15%, 8/15/27	445,000	491,202
Duke Energy Indiana LLC sr. bonds 6.45%, 4/1/39	80,000	122,123
Duke Energy Ohio, Inc. sr. bonds 3.65%, 2/1/29	385,000	447,017
Duke Energy Progress, LLC sr. notes 3.375%, 9/1/23	230,000	249,075
Enbridge, Inc. company guaranty sr. unsec. unsub. bonds 4.50%,
6/10/44 (Canada)	355,000	404,038
Enbridge, Inc. sr. unsec. unsub. bonds 4.25%, 12/1/26 (Canada)	210,000	240,892
Enterprise Products Operating, LLC company guaranty sr. unsec.
notes 2.80%, 1/31/30	151,000	160,733
Enterprise Products Operating, LLC company guaranty sr. unsec.
unsub. bonds 4.25%, 2/15/48	755,000	794,728
FirstEnergy Transmission, LLC 144A sr. unsec. unsub. notes
5.45%, 7/15/44	649,000	838,587
IPALCO Enterprises, Inc. sr. sub. notes 3.70%, 9/1/24	180,000	195,709
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 5.40%, 9/1/44	191,000	220,506
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 3.50%, 3/1/21	270,000	271,930
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
unsub. notes 3.45%, 2/15/23	155,000	162,918
Kinder Morgan, Inc. company guaranty sr. unsec. unsub. notes
3.15%, 1/15/23	625,000	656,427
Kinder Morgan, Inc./DE company guaranty sr. unsec. notes
Ser. GMTN, 7.75%, 1/15/32	157,000	218,580
NRG Energy, Inc. company guaranty sr. unsec. notes
7.25%, 5/15/26	185,000	196,794
NRG Energy, Inc. company guaranty sr. unsec. notes
6.625%, 1/15/27	55,000	58,163
NRG Energy, Inc. company guaranty sr. unsec. notes
5.75%, 1/15/28	100,000	107,875
NRG Energy, Inc. 144A company guaranty sr. bonds 4.45%, 6/15/29	828,000	912,332
NRG Energy, Inc. 144A company guaranty sr. notes 3.75%, 6/15/24	600,000	638,946
NRG Energy, Inc. 144A sr. unsec. bonds 5.25%, 6/15/29	100,000	108,750

Dynamic Asset Allocation Growth Fund 67

	Principal
CORPORATE BONDS AND NOTES (10.3%)* cont.	amount	Value
Utilities and power cont.
NSTAR Electric Co. sr. unsec. unsub. notes 2.375%,
10/15/22 (Canada)	$205,000	$212,157
Oncor Electric Delivery Co., LLC sr. notes 5.30%, 6/1/42	45,000	63,699
Oncor Electric Delivery Co., LLC sr. notes 3.75%, 4/1/45	405,000	483,857
Pacific Gas and Electric Co. bonds 2.50%, 2/1/31	365,000	347,286
Pacific Gas and Electric Co. company guaranty sr. unsec. unsub.
notes 2.95%, 3/1/26	215,000	218,987
Pacific Gas and Electric Co. notes 2.10%, 8/1/27	230,000	222,541
PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 4.20%, 6/15/22	170,000	178,708
PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 3.40%, 6/1/23	15,000	15,974
Public Service Electric & Gas Co. sr. notes Ser. MTN, 5.50%, 3/1/40	75,000	106,685
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc.
escrow company guaranty sr. notes 11.50%, 10/1/21 F	90,000	135
Vistra Operations Co., LLC 144A company guaranty sr. notes
4.30%, 7/15/29	387,000	422,419
Vistra Operations Co., LLC 144A company guaranty sr. notes
3.55%, 7/15/24	392,000	417,595
Vistra Operations Co., LLC 144A company guaranty sr. unsec. notes
5.625%, 2/15/27	135,000	142,452
Vistra Operations Co., LLC 144A company guaranty sr. unsec. notes
5.50%, 9/1/26	295,000	307,906
Vistra Operations Co., LLC 144A company guaranty sr. unsec. sub.
notes 5.00%, 7/31/27	150,000	157,200
		13,758,079
Total corporate bonds and notes (cost $266,057,782)		$281,557,650

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (9.4%)*	amount	Value
U.S. Government Guaranteed Mortgage Obligations (1.6%)
Government National Mortgage Association Pass-Through Certificates
6.00%, with due dates from 12/20/48 to 4/20/49	$805,358	$896,598
5.00%, 5/20/49	29,414	33,075
4.70%, with due dates from 5/20/67 to 8/20/67	200,520	232,862
4.616%, 6/20/67	92,989	107,396
4.511%, 3/20/67	103,480	119,052
4.50%, 5/20/49	85,937	95,307
3.50%, TBA, 10/1/50	39,000,000	41,071,875
		42,556,165
U.S. Government Agency Mortgage Obligations (7.8%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
4.00%, 9/1/45	326,202	359,383
3.00%, with due dates from 2/1/47 to 1/1/48	12,668,353	13,263,504
Federal National Mortgage Association Pass-Through Certificates
4.50%, with due dates from 2/1/39 to 4/1/39	40,450	45,451
4.00%, 1/1/57	816,818	915,731
4.00%, with due dates from 6/1/48 to 5/1/49	15,121,102	16,119,850
3.50%, 6/1/56	1,978,309	2,210,292

68 Dynamic Asset Allocation Growth Fund

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (9.4%)* cont.	amount	Value
U.S. Government Agency Mortgage Obligations cont.
Federal National Mortgage Association Pass-Through Certificates
3.00%, with due dates from 4/1/46 to 12/1/49 ##	$15,516,056	$16,394,940
2.50%, with due dates from 7/1/50 to 9/1/50 ##	9,902,117	10,421,424
Uniform Mortgage-Backed Securities
6.00%, TBA, 10/1/50	5,000,000	5,587,110
4.00%, TBA, 10/1/50	1,000,000	1,066,406
3.50%, TBA, 11/1/50	6,000,000	6,332,110
3.50%, TBA, 10/1/50	18,000,000	18,975,938
2.50%, TBA, 11/1/50	30,000,000	31,422,657
2.50%, TBA, 10/1/50	47,000,000	49,309,608
2.50%, TBA, 10/1/35	12,000,000	12,532,500
2.00%, TBA, 11/1/50	17,000,000	17,543,203
2.00%, TBA, 10/1/50	11,000,000	11,374,688
1.50%, TBA, 10/1/50	1,000,000	1,006,328
		214,881,123
Total U.S. government and agency mortgage obligations (cost $254,811,557)		$257,437,288

	Principal
U.S. TREASURY OBLIGATIONS (—%)*	amount	Value
U.S. Treasury Bonds 4.375%, 2/15/38 [i]	$150,000	$231,840
U.S. Treasury Inflation Index Notes 0.125%, 7/15/22 [i]	168,950	173,488
U.S. Treasury Notes 1.50%, 10/31/24 [i]	237,000	250,843
Total U.S. treasury obligations (cost $656,171)		$656,171

	Principal
MORTGAGE-BACKED SECURITIES (2.0%)*	amount	Value
Agency collateralized mortgage obligations (0.1%)
Federal Home Loan Mortgage Corporation
REMICs IFB Ser. 3072, Class SM, ((-3.667 x 1 Month US LIBOR)
+ 23.80%), 23.238%, 11/15/35	$41,482	$73,837
REMICs IFB Ser. 3249, Class PS, ((-3.3 x 1 Month US LIBOR)
+ 22.28%), 21.772%, 12/15/36	23,167	37,762
REMICs IFB Ser. 3065, Class DC, ((-3 x 1 Month US LIBOR)
+ 19.86%), 19.403%, 3/15/35	33,695	47,173
REMICs IFB Ser. 2990, Class LB, ((-2.556 x 1 Month US LIBOR)
+ 16.95%), 16.556%, 6/15/34	23,508	28,680
REMICs IFB Ser. 3829, Class AS, IO, ((-1 x 1 Month US LIBOR)
+ 6.95%), 6.798%, 3/15/41	746,986	139,432
REMICs Ser. 3326, Class WF, zero %, 10/15/35	1,512	1,377
REMICs Ser. 1208, Class F, PO, zero %, 2/15/22	15	14
Federal National Mortgage Association
REMICs IFB Ser. 06-62, Class PS, ((-6 x 1 Month US LIBOR)
+ 39.90%), 39.011%, 7/25/36	10,788	20,713
REMICs IFB Ser. 06-8, Class HP, ((-3.667 x 1 Month US LIBOR)
+ 24.57%), 24.024%, 3/25/36	19,860	36,343
REMICs IFB Ser. 07-53, Class SP, ((-3.667 x 1 Month US LIBOR)
+ 24.20%), 23.657%, 6/25/37	32,727	57,600
REMICs IFB Ser. 05-75, Class GS, ((-3 x 1 Month US LIBOR)
+ 20.25%), 19.806%, 8/25/35	21,658	30,835
REMICs FRB Ser. 01-50, Class B1, IO, 0.387%, 10/25/41 W	321,077	1,442

Dynamic Asset Allocation Growth Fund 69

	Principal
MORTGAGE-BACKED SECURITIES (2.0%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
Trust FRB Ser. 02-W8, Class 1, IO, 0.301%, 6/25/42 W	$267,742	$2,343
REMICs Ser. 01-79, Class BI, IO, 0.267%, 3/25/45 W	151,331	757
REMICs Ser. 03-34, Class P1, PO, zero %, 4/25/43	9,569	7,942
Government National Mortgage Association
IFB Ser. 13-99, Class AS, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
5.894%, 6/20/43	874,604	170,486
Ser. 17-162, Class QI, IO, 5.00%, 10/20/47	1,121,614	206,880
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	325,926	58,054
Ser. 18-127, Class IB, IO, 4.50%, 6/20/45	45,923	3,833
Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	68,758	10,571
Ser. 16-123, Class LI, IO, 3.50%, 3/20/44	2,068,251	160,227
Ser. 12-141, Class WI, IO, 3.50%, 11/20/41	816,088	26,523
Ser. 15-124, Class NI, IO, 3.50%, 6/20/39	1,096,128	31,514
Ser. 15-H25, Class BI, IO, 3.081%, 10/20/65	4,196,238	388,991
Ser. 15-H26, Class EI, IO, 1.728%, 10/20/65	2,241,534	186,047
Ser. 15-H24, Class BI, IO, 1.62%, 8/20/65	4,373,222	165,876
		1,895,252
Commercial mortgage-backed securities (1.0%)
Banc of America Commercial Mortgage Trust FRB Ser. 07-1,
Class XW, IO, 0.624%, 1/15/49 W	22,596	12
Bank FRB Ser. 19-BN20, Class XA, IO, 0.963%, 9/15/62 W	4,173,626	260,852
Bear Stearns Commercial Mortgage Securities Trust 144A
FRB Ser. 06-PW11, Class B, 5.702%, 3/11/39 (In default) † W	52,231	36,562
FRB Ser. 06-PW14, Class X1, IO, 0.753%, 12/11/38 W	86,471	891
CD Commercial Mortgage Trust Ser. 17-CD3, Class A4,
3.631%, 2/10/50	256,000	290,072
CD Commercial Mortgage Trust 144A FRB Ser. 07-CD4, Class XW, IO,
1.38%, 12/11/49 W	1,619	5
CFCRE Commercial Mortgage Trust 144A
FRB Ser. 11-C1, Class D, 6.292%, 4/15/44 W	369,000	361,520
FRB Ser. 11-C2, Class D, 5.931%, 12/15/47 W	154,000	154,000
FRB Ser. 11-C2, Class E, 5.931%, 12/15/47 W	562,000	521,778
Citigroup Commercial Mortgage Trust
Ser. 14-GC19, Class AS, 4.345%, 3/10/47	274,000	298,908
Ser. 14-GC21, Class AS, 4.026%, 5/10/47	431,000	465,482
FRB Ser. 14-GC21, Class XA, IO, 1.336%, 5/10/47 W	3,536,439	122,210
Citigroup Commercial Mortgage Trust 144A
FRB Ser. 14-GC19, Class D, 5.262%, 3/10/47 W	158,000	150,398
FRB Ser. 12-GC8, Class XA, IO, 1.921%, 9/10/45 W	4,256,249	104,287
FRB Ser. 06-C5, Class XC, IO, 0.72%, 10/15/49 W	2,634,862	36
COMM Mortgage Trust
FRB Ser. 14-CR17, Class C, 4.945%, 5/10/47 W	300,000	294,660
FRB Ser. 14-CR18, Class C, 4.882%, 7/15/47 W	354,000	348,555
Ser. 14-LC15, Class B, 4.599%, 4/10/47 W	229,000	247,320
Ser. 13-CR13, Class AM, 4.449%, 11/10/46 W	408,000	445,589
Ser. 14-LC15, Class AM, 4.198%, 4/10/47	220,000	239,489
Ser. 14-CR19, Class AM, 4.08%, 8/10/47	524,000	573,060
FRB Ser. 14-CR17, Class XA, IO, 1.131%, 5/10/47 W	6,189,346	182,369

70 Dynamic Asset Allocation Growth Fund

	Principal
MORTGAGE-BACKED SECURITIES (2.0%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
COMM Mortgage Trust
FRB Ser. 13-CR11, Class XA, IO, 1.088%, 8/10/50 W	$7,277,429	$172,810
FRB Ser. 14-UBS6, Class XA, IO, 1.037%, 12/10/47 W	5,995,356	168,763
COMM Mortgage Trust 144A FRB Ser. 10-C1, Class D,
6.05%, 7/10/46 W	781,000	776,019
Credit Suisse Commercial Mortgage Trust 144A
FRB Ser. 07-C1, Class AX, IO, 0.652%, 2/15/40 W	2,838,219	8,417
FRB Ser. 07-C2, Class AX, IO, zero %, 1/15/49 W	1,193,375	—
Credit Suisse First Boston Mortgage Securities Corp. 144A FRB
Ser. 03-C3, Class AX, IO, 2.386%, 5/15/38 W	30,265	593
CSAIL Commercial Mortgage Trust 144A FRB Ser. 15-C1, Class D,
3.911%, 4/15/50 W	645,000	464,400
DBUBS Mortgage Trust 144A
FRB Ser. 11-LC3A, Class D, 5.513%, 8/10/44 W	1,505,000	1,390,619
Ser. 11-LC2A, Class B, 4.998%, 7/10/44 W	284,000	287,718
Federal Home Loan Mortgage Corporation
Multifamily Structured Pass-Through Certificates FRB Ser. K104,
Class XAM, IO, 1.384%, 1/25/30 W	2,265,000	263,343
Multifamily Structured Pass-Through Certificates FRB Ser. K099,
Class X1, IO, 1.006%, 9/25/29 W	5,204,092	360,020
Multifamily Structured Pass-Through Certificates FRB Ser. K087,
Class X1, IO, 0.51%, 12/25/28 W	11,542,615	326,320
GE Commercial Mortgage Corp. Trust 144A FRB Ser. 07-C1,
Class XC, IO, 0.261%, 12/10/49 W	2,998,676	5
GS Mortgage Securities Corp., II FRB Ser. 13-GC10, Class XA, IO,
1.639%, 2/10/46 W	4,368,177	135,137
GS Mortgage Securities Trust
FRB Ser. 14-GC22, Class C, 4.848%, 6/10/47 W	652,000	620,503
Ser. 17-GS7, Class AS, 3.663%, 8/10/50	353,000	394,089
Ser. 19-GC42, Class AS, 3.212%, 9/1/52	353,000	391,406
FRB Ser. 14-GC22, Class XA, IO, 1.138%, 6/10/47 W	7,739,170	205,498
GS Mortgage Securities Trust 144A
FRB Ser. 10-C1, Class D, 6.125%, 8/10/43 W	346,000	155,845
FRB Ser. 11-GC3, Class C, 5.751%, 3/10/44 W	406,000	403,916
FRB Ser. 11-GC3, Class D, 5.751%, 3/10/44 W	724,000	714,201
Ser. 11-GC5, Class AS, 5.209%, 8/10/44 W	179,000	183,057
Ser. 12-GC6, Class AS, 4.948%, 1/12/45	247,000	256,095
FRB Ser. 13-GC14, Class B, 4.902%, 8/10/46 W	247,000	266,284
JPMBB Commercial Mortgage Securities Trust
FRB Ser. 14-C19, Class C, 4.833%, 4/15/47 W	533,000	515,386
FRB Ser. 14-C22, Class C, 4.706%, 9/15/47 W	653,000	542,288
FRB Ser. 13-C12, Class B, 4.236%, 7/15/45 W	258,000	270,138
Ser. 15-C29, Class B, 4.118%, 5/15/48 W	531,000	551,766
FRB Ser. 13-C17, Class XA, IO, 0.916%, 1/15/47 W	3,349,834	69,433
JPMorgan Chase Commercial Mortgage Securities Trust
Ser. 13-C16, Class AS, 4.517%, 12/15/46	286,000	311,016
FRB Ser. 13-LC11, Class C, 3.958%, 4/15/46 W	297,000	242,376
FRB Ser. 13-LC11, Class XA, IO, 1.389%, 4/15/46 W	11,704,854	302,308
FRB Ser. 06-CB17, Class X, IO, 0.856%, 12/12/43 W	313,668	2,664

Dynamic Asset Allocation Growth Fund 71

	Principal
MORTGAGE-BACKED SECURITIES (2.0%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 06-LDP8, Class X, IO, 0.288%, 5/15/45 W	$1,096,986	$8
FRB Ser. 07-LDPX, Class X, IO, 0.127%, 1/15/49 W	569,132	6
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 10-C2, Class C2, 5.841%, 11/15/43 W	263,000	249,853
FRB Ser. 12-C6, Class E, 5.324%, 5/15/45 W	943,000	462,070
FRB Ser. 12-C8, Class D, 4.826%, 10/15/45 W	458,000	373,022
FRB Ser. 05-CB12, Class X1, IO, 0.32%, 9/12/37 W	4,097	25
LB-UBS Commercial Mortgage Trust FRB Ser. 07-C2, Class XW, IO,
0.359%, 2/15/40 W	19,187	1
LB-UBS Commercial Mortgage Trust 144A
FRB Ser. 06-C6, Class XCL, IO, 0.73%, 9/15/39 W	1,897,012	8,442
FRB Ser. 05-C5, Class XCL, IO, 0.021%, 9/15/40 W	90,163	—
LSTAR Commercial Mortgage Trust 144A
Ser. 17-5, Class AS, 4.021%, 3/10/50	230,000	259,805
FRB Ser. 15-3, Class B, 3.351%, 4/20/48 W	1,044,000	1,092,880
Mezz Cap Commercial Mortgage Trust 144A FRB Ser. 06-C4,
Class X, IO, 7.233%, 7/15/45 W	9,700	—
Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 14-C14, Class C, 5.107%, 2/15/47 W	290,000	303,253
FRB Ser. 14-C17, Class C, 4.637%, 8/15/47 W	708,000	645,417
FRB Ser. 15-C24, Class B, 4.487%, 5/15/48 W	215,000	229,954
Ser. 14-C15, Class A4, 4.051%, 4/15/47	279,000	305,507
FRB Ser. 14-C17, Class XA, IO, 1.234%, 8/15/47 W	3,720,236	106,250
Morgan Stanley Bank of America Merrill Lynch Trust 144A FRB
Ser. 12-C6, Class D, 4.76%, 11/15/45 W	450,000	397,863
Morgan Stanley Capital I Trust Ser. 07-HQ11, Class C,
5.558%, 2/12/44 W	80,704	16,948
Morgan Stanley Capital I Trust 144A
FRB Ser. 11-C3, Class B, 5.419%, 7/15/49 W	393,000	401,005
FRB Ser. 11-C3, Class D, 5.419%, 7/15/49 W	231,000	206,270
Multifamily Connecticut Avenue Securities Trust 144A FRB
Ser. 19-01, Class M7, 1.848%, 10/15/49	417,767	390,090
UBS Commercial Mortgage Trust FRB Ser. 17-C7, Class XA, IO,
1.20%, 12/15/50 W	4,099,546	224,348
UBS Commercial Mortgage Trust 144A FRB Ser. 12-C1, Class C,
5.755%, 5/10/45 W	334,000	309,821
UBS-Barclays Commercial Mortgage Trust 144A FRB Ser. 12-C4,
Class XA, IO, 1.755%, 12/10/45 W	4,827,248	122,227
Wachovia Bank Commercial Mortgage Trust FRB Ser. 06-C29, IO,
0.458%, 11/15/48 W	851,411	26
Wells Fargo Commercial Mortgage Trust
FRB Ser. 13-LC12, Class AS, 4.41%, 7/15/46 W	319,000	325,985
FRB Ser. 13-LC12, Class C, 4.41%, 7/15/46 W	408,000	349,738
Ser. 17-C39, Class A5, 3.418%, 9/15/50	320,000	361,849
FRB Ser. 14-LC16, Class XA, IO, 1.25%, 8/15/50 W	9,923,484	322,322
FRB Ser. 16-LC25, Class XA, IO, 1.118%, 12/15/59 W	3,959,087	159,410
Wells Fargo Commercial Mortgage Trust 144A FRB Ser. 13-LC12,
Class D, 4.41%, 7/15/46 W	655,000	262,000

72 Dynamic Asset Allocation Growth Fund

	Principal
MORTGAGE-BACKED SECURITIES (2.0%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
WF-RBS Commercial Mortgage Trust
Ser. 13-UBS1, Class AS, 4.306%, 3/15/46 W	$315,000	$335,470
Ser. 13-C12, Class AS, 3.56%, 3/15/48	329,000	344,125
Ser. 13-C11, Class AS, 3.311%, 3/15/45	460,000	475,358
FRB Ser. 14-C24, Class XA, IO, 0.98%, 11/15/47 W	9,005,477	230,904
FRB Ser. 14-C22, Class XA, IO, 0.954%, 9/15/57 W	21,179,428	533,044
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C2, Class D, 5.856%, 2/15/44 W	1,017,000	1,007,842
FRB Ser. 11-C3, Class D, 5.853%, 3/15/44 W	819,000	508,569
FRB Ser. 11-C5, Class D, 5.844%, 11/15/44 W	353,000	345,386
FRB Ser. 13-C15, Class D, 4.643%, 8/15/46 W	437,000	220,166
FRB Ser. 12-C9, Class XA, IO, 2.043%, 11/15/45 W	3,689,529	109,202
FRB Ser. 12-C10, Class XA, IO, 1.675%, 12/15/45 W	3,652,665	93,552
FRB Ser. 12-C9, Class XB, IO, 0.875%, 11/15/45 W	10,038,000	131,759
		28,072,260
Residential mortgage-backed securities (non-agency) (0.9%)
American Home Mortgage Investment Trust FRB Ser. 07-1,
Class GA1C, (1 Month US LIBOR + 0.19%), 0.365%, 5/25/47	464,023	228,925
Arroyo Mortgage Trust 144A
Ser. 19-1, Class A3, 4.208%, 1/25/49 W	169,105	173,946
Ser. 19-3, Class A3, 3.416%, 10/25/48 W	208,795	212,409
Banc of America Funding Trust FRB Ser. 05-B, Class 3M1, (1 Month
US LIBOR + 0.68%), 0.831%, 4/20/35	450,476	437,384
Bellemeade Re, Ltd. 144A
FRB Ser. 19-4A, Class M1C, (1 Month US LIBOR + 2.50%), 2.675%,
10/25/29 (Bermuda)	251,000	237,852
FRB Ser. 20-2A, Class M1A, (1 Month US LIBOR + 2.30%), 2.448%,
8/26/30 (Bermuda)	166,000	166,009
FRB Ser. 18-2A, Class M1B, (1 Month US LIBOR + 1.35%), 1.498%,
8/25/28 (Bermuda)	48,398	48,330
Citigroup Mortgage Loan Trust, Inc. FRB Ser. 05-2, Class 1A2A,
3.969%, 5/25/35 W	311,750	316,750
COLT Mortgage Loan Trust 144A Ser. 20-2, Class A1,
1.853%, 3/25/65 W	154,635	155,218
Countrywide Alternative Loan Trust
FRB Ser. 06-OA7, Class 1A2, (1 Month US LIBOR + 0.94%),
1.959%, 6/25/46	756,940	657,761
FRB Ser. 05-27, Class 1A1, 1.901%, 8/25/35 W	133,040	110,024
FRB Ser. 06-24CB, Class A13, (1 Month US LIBOR + 0.35%),
0.498%, 8/25/36	213,903	97,925
FRB Ser. 05-59, Class 1A1, (1 Month US LIBOR + 0.33%),
0.486%, 11/20/35	455,184	417,878
FRB Ser. 06-OA10, Class 4A1, (1 Month US LIBOR + 0.19%),
0.338%, 8/25/46	996,825	947,986
FRB Ser. 06-OA19, Class A1, (1 Month US LIBOR + 0.18%),
0.336%, 2/20/47	350,838	264,752
Deephaven Residential Mortgage Trust 144A Ser. 20-2, Class A1,
1.692%, 5/25/65	254,228	255,485
Eagle Re, Ltd. 144A FRB Ser. 18-1, Class M1, (1 Month US LIBOR
+ 1.70%), 1.875%, 11/25/28 (Bermuda)	227,125	224,748

Dynamic Asset Allocation Growth Fund 73

	Principal
MORTGAGE-BACKED SECURITIES (2.0%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 16-HQA1, Class M3,
(1 Month US LIBOR + 6.35%), 6.498%, 9/25/28	$219,139	$231,946
Structured Agency Credit Risk Debt FRN Ser. 16-DNA1, Class M3,
(1 Month US LIBOR + 5.55%), 5.725%, 7/25/28	241,065	254,498
Structured Agency Credit Risk Debt FRN Ser. 16-HQA2, Class M3,
(1 Month US LIBOR + 5.15%), 5.298%, 11/25/28	372,546	390,191
Structured Agency Credit Risk Debt FRN Ser. 15-HQA2, Class M3,
(1 Month US LIBOR + 4.80%), 4.948%, 5/25/28	206,308	210,971
Structured Agency Credit Risk Debt FRN Ser. 14-HQ3, Class M3,
(1 Month US LIBOR + 4.75%), 4.898%, 10/25/24	121,389	123,906
Structured Agency Credit Risk Debt FRN Ser. 15-DNA3, Class M3,
(1 Month US LIBOR + 4.70%), 4.848%, 4/25/28	509,044	530,253
Structured Agency Credit Risk Debt FRN Ser. 16-DNA2, Class M3,
(1 Month US LIBOR + 4.65%), 4.798%, 10/25/28	1,978,423	2,052,806
Structured Agency Credit Risk Debt FRN Ser. 16-HQA3, Class M3,
(1 Month US LIBOR + 3.85%), 3.998%, 3/25/29	250,000	259,356
Structured Agency Credit Risk Debt FRN Ser. 14-HQ2, Class M3,
(1 Month US LIBOR + 3.75%), 3.898%, 9/25/24	250,000	255,361
Structured Agency Credit Risk Debt FRN Ser. 17-DNA1, Class M2,
(1 Month US LIBOR + 3.25%), 3.398%, 7/25/29	242,691	248,606
Structured Agency Credit Risk Debt FRN Ser. 15-HQ2, Class M2,
(1 Month US LIBOR + 1.95%), 2.098%, 5/25/25	33,744	33,786
Structured Agency Credit Risk Debt FRN Ser. 17-DNA2, Class M1,
(1 Month US LIBOR + 1.20%), 1.348%, 10/25/29	123,613	123,613
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust FRB Ser. 19-DNA1, Class M2,
(1 Month US LIBOR + 2.65%), 2.798%, 1/25/49	123,250	122,157
Structured Agency Credit Risk Trust FRB Ser. 19-DNA2, Class M2,
(1 Month US LIBOR + 2.45%), 2.598%, 3/25/49	11,147	10,959
Structured Agency Credit Risk Trust FRB Ser. 19-HQA1, Class M2,
(1 Month US LIBOR + 2.35%), 2.498%, 2/25/49	94,110	93,209
Structured Agency Credit Risk Trust FRB Ser. 18-HQA2, Class M2,
(1 Month US LIBOR + 2.30%), 2.448%, 10/25/48	64,400	63,081
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA1,
Class M2, (1 Month US LIBOR + 1.90%), 2.048%, 1/25/50	217,000	212,332
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA4,
Class M1, (1 Month US LIBOR + 1.30%), 1.551%, 9/25/50	250,000	250,078
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C01, Class 2M2,
(1 Month US LIBOR + 6.95%), 7.098%, 8/25/28	293,265	311,715
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1M2,
(1 Month US LIBOR + 6.75%), 6.898%, 8/25/28	827,009	860,089
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1M2,
(1 Month US LIBOR + 6.00%), 6.148%, 9/25/28	929,275	981,958
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2,
(1 Month US LIBOR + 5.90%), 6.048%, 10/25/28	339,611	358,381
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2,
(1 Month US LIBOR + 5.70%), 5.848%, 4/25/28	678,272	702,109
Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2,
(1 Month US LIBOR + 5.55%), 5.698%, 4/25/28	887,513	921,481

74 Dynamic Asset Allocation Growth Fund

	Principal
MORTGAGE-BACKED SECURITIES (2.0%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2,
(1 Month US LIBOR + 5.00%), 5.148%, 7/25/25	$239,789	$245,445
Connecticut Avenue Securities FRB Ser. 14-C04, Class 2M2,
(1 Month US LIBOR + 5.00%), 5.148%, 11/25/24	66,861	68,493
Connecticut Avenue Securities FRB Ser. 14-C04, Class 1M2,
(1 Month US LIBOR + 4.90%), 5.048%, 11/25/24	181,017	187,492
Connecticut Avenue Securities FRB Ser. 16-C05, Class 2M2,
(1 Month US LIBOR + 4.45%), 4.598%, 1/25/29	294,622	303,916
Connecticut Avenue Securities FRB Ser. 16-C07, Class 2M2,
(1 Month US LIBOR + 4.35%), 4.498%, 5/25/29	168,810	174,331
Connecticut Avenue Securities FRB Ser. 15-C01, Class 1M2,
(1 Month US LIBOR + 4.30%), 4.448%, 2/25/25	95,919	97,547
Connecticut Avenue Securities FRB Ser. 16-C06, Class 1M2,
(1 Month US LIBOR + 4.25%), 4.398%, 4/25/29	368,341	379,586
Connecticut Avenue Securities FRB Ser. 16-C04, Class 1M2,
(1 Month US LIBOR + 4.25%), 4.398%, 1/25/29	1,016,365	1,053,200
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2,
(1 Month US LIBOR + 4.00%), 4.148%, 5/25/25	86,378	87,373
Connecticut Avenue Securities FRB Ser. 15-C02, Class 2M2,
(1 Month US LIBOR + 4.00%), 4.148%, 5/25/25	168,000	170,182
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1M2,
(1 Month US LIBOR + 3.55%), 3.698%, 7/25/29	382,011	392,623
Connecticut Avenue Securities FRB Ser. 14-C03, Class 2M2,
(1 Month US LIBOR + 2.90%), 3.048%, 7/25/24	190,511	189,630
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1EB1,
(1 Month US LIBOR + 1.25%), 1.398%, 7/25/29	190,000	190,359
Federal National Mortgage Association 144A
Connecticut Avenue Securities Trust FRB Ser. 19-HRP1, Class M2,
(1 Month US LIBOR + 2.15%), 2.298%, 11/25/39	87,656	79,219
Connecticut Avenue Securities Trust FRB Ser. 20-R01, Class 1M2,
(1 Month US LIBOR + 2.05%), 2.198%, 1/25/40	1,016,000	988,951
Home Re, Ltd. 144A FRB Ser. 18-1, Class M1, (1 Month US LIBOR
+ 1.60%), 1.748%, 10/25/28 (Bermuda)	100,914	99,759
Legacy Mortgage Asset Trust 144A
Ser. 20-GS5, Class A1, 3.25%, 6/25/60	181,856	182,947
FRB Ser. 19-GS7, Class A1, 3.25%, 11/25/59	370,762	370,762
FRB Ser. 20-GS1, Class A1, 2.882%, 10/25/59	369,344	368,051
Long Beach Mortgage Loan Trust FRB Ser. 04-1, Class A2, (1 Month
US LIBOR + 0.80%), 0.948%, 2/25/34	492,915	482,289
Merrill Lynch Mortgage Investors Trust FRB Ser. 05-A2, Class A2,
3.776%, 2/25/35 W	142,580	148,202
Morgan Stanley ABS Capital I, Inc. Trust FRB Ser. 04-HE6, Class M1,
(1 Month US LIBOR + 0.83%), 0.973%, 8/25/34	97,759	95,315
Morgan Stanley Resecuritization Trust 144A Ser. 15-R4, Class CB1,
1.001%, 8/26/47 W	160,000	153,803
New Century Home Equity Loan Trust FRB Ser. 03-4, Class M1,
(1 Month US LIBOR + 1.13%), 1.273%, 10/25/33	175,400	176,583
OSW Structured Asset Trust 144A FRB Ser. 20-RPL1, Class A1,
3.199%, 12/26/59	289,361	291,430

Dynamic Asset Allocation Growth Fund 75

	Principal
MORTGAGE-BACKED SECURITIES (2.0%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
FRB Ser. 04-WCW2, Class M3, (1 Month US LIBOR + 1.05%),
1.198%, 10/25/34	$410,000	$387,084
Residential Mortgage Loan Trust 144A Ser. 20-2, Class A2,
2.508%, 5/25/60 W	189,000	189,170
Structured Asset Mortgage Investments II Trust FRB Ser. 07-AR7,
Class 1A1, (1 Month US LIBOR + 0.85%), 0.998%, 5/25/47	695,936	531,542
Towd Point Mortgage Trust 144A
Ser. 16-5, Class M2, 3.375%, 10/25/56 W	177,000	191,124
Ser. 14-1, Class A2, 3.25%, 10/25/53 W	100,000	101,914
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 07-HY2, Class 1A1, 3.353%, 12/25/36 W	248,930	239,033
FRB Ser. 05-AR12, Class 1A8, 2.954%, 10/25/35 W	494,290	487,556
FRB Ser. 05-AR9, Class A1C3, (1 Month US LIBOR + 0.96%),
1.108%, 7/25/45	197,413	187,602
FRB Ser. 04-AR12, Class A2B, (1 Month US LIBOR + 0.92%),
1.068%, 10/25/44	326,399	304,171
FRB Ser. 05-AR11, Class A1B3, (1 Month US LIBOR + 0.40%),
0.548%, 8/25/45	288,059	268,702
		24,421,610
Total mortgage-backed securities (cost $57,977,804)		$54,389,122

FOREIGN GOVERNMENT AND AGENCY	Principal
BONDS AND NOTES (0.5%)*	amount	Value
Chile (Republic of) sr. unsec. bonds 2.45%, 1/31/31 (Chile)	$520,000	$546,785
Colombia (Republic of) sr. unsec. notes 3.875%,
4/25/27 (Colombia)	454,000	489,471
Dominican (Republic of) sr. unsec. unsub. bonds Ser. REGS, 6.50%,
2/15/48 (Dominican Republic)	300,000	303,450
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.875%,
1/29/26 (Dominican Republic)	387,000	428,603
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.95%,
1/25/27 (Dominican Republic)	730,000	780,188
Indonesia (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.75%,
1/8/26 (Indonesia)	925,000	1,073,000
Indonesia (Republic of) 144A sr. unsec. notes 4.75%,
1/8/26 (Indonesia)	200,000	232,002
Indonesia (Republic of) 144A sr. unsec. unsub. notes 4.35%,
1/8/27 (Indonesia)	690,000	790,071
Indonesia (Republic of) 144A sr. unsec. unsub. notes 3.375%,
4/15/23 (Indonesia)	285,000	300,672
Ivory Coast (Republic of) sr. unsec. unsub. bonds Ser. REGS,
6.125%, 6/15/33 (Ivory Coast)	785,000	732,994
Ivory Coast (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.375%,
7/23/24 (Ivory Coast)	350,000	351,313
Kazakhstan (Republic of) sr. unsec. unsub. bonds Ser. REGS,
4.875%, 10/14/44 (Kazakhstan)	540,000	704,057
Kazakhstan (Republic of) sr. unsec. unsub. notes Ser. REGS,
5.125%, 7/21/25 (Kazakhstan)	320,000	369,600
Mexico (Government of) sr. unsec. bonds 5.55%, 1/21/45 (Mexico)	1,051,000	1,266,455

76 Dynamic Asset Allocation Growth Fund

FOREIGN GOVERNMENT AND AGENCY	Principal
BONDS AND NOTES (0.5%)* cont.	amount	Value
Paraguay (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.70%,
3/27/27 (Paraguay)	$460,000	$521,415
Peru (Republic of) sr. unsec. unsub. bonds 5.625%, 11/18/50 (Peru)	110,000	175,175
Peru (Republic of) sr. unsec. unsub. notes 2.392%, 1/23/26 (Peru)	678,000	711,229
Saudi Arabia (Kingdom of) 144A sr. unsec. bonds 3.25%, 10/22/30
(Saudi Arabia)	1,350,000	1,466,073
Senegal (Republic of) unsec. bonds Ser. REGS, 6.25%,
5/23/33 (Senegal)	900,000	886,500
South Africa (Republic of) sr. unsec. unsub. notes 4.85%, 9/27/27
(South Africa)	360,000	355,054
United Mexican States sr. unsec. unsub. bonds 3.25%,
4/16/30 (Mexico)	200,000	204,862
Uruguay (Oriental Republic of) sr. unsec. unsub. bonds 7.625%,
3/21/36 (Uruguay)	240,000	373,502
Venezuela (Republic of) sr. unsec. notes 9.00%, 5/7/23 (Venezuela)
(In default) †	460,000	35,650
Venezuela (Republic of) sr. unsec. unsub. notes 8.25%, 10/13/24
(Venezuela) (In default) †	745,000	57,738
Total foreign government and agency bonds and notes (cost $12,696,091)		$13,155,859

	Principal
ASSET-BACKED SECURITIES (0.3%)*	amount	Value
1Sharpe Mortgage Trust 144A FRB Ser. 20-1, Class NOTE,
(BBA LIBOR USD 3 Month + 2.90%), 3.125%, 7/25/24	$510,000	$511,275
Mello Warehouse Securitization Trust 144A
FRB Ser. 18-W1, Class A, (1 Month US LIBOR + 0.85%),
0.998%, 11/25/51	209,333	209,333
FRB Ser. 19-1, Class A, (1 Month US LIBOR + 0.80%),
0.948%, 6/25/52	1,275,000	1,268,625
MRA Issuance Trust 144A FRB Ser. 20-2, Class A, (1 Month US LIBOR
+ 1.15%), 1.305%, 10/5/20	1,065,000	1,065,000
Station Place Securitization Trust 144A
FRB Ser. 20-6, Class A, (1 Month US LIBOR + 1.75%),
1.901%, 9/7/21	606,000	606,000
FRB Ser. 20-13, Class A, (1 Month US LIBOR + 1.50%),
1.651%, 10/10/21	561,000	561,000
FRB Ser. 20-WL1, Class A, (1 Month US LIBOR + 1.15%),
1.298%, 6/25/51	577,000	577,000
FRB Ser. 20-2, Class A, (1 Month US LIBOR + 0.83%),
0.975%, 3/26/21	1,277,000	1,277,000
FRB Ser. 19-11, Class A, (1 Month US LIBOR + 0.75%),
0.901%, 10/24/20	1,194,000	1,194,000
Toorak Mortgage Corp., Ltd. 144A Ser. 19-1, Class A1,
4.336%, 3/25/22 W	570,000	570,000
Towd Point Asset Trust 144A FRB Ser. 18-SL1, Class A, (1 Month
US LIBOR + 0.60%), 0.775%, 1/25/46	657,297	653,129
Total asset-backed securities (cost $8,498,985)		$8,492,362

Dynamic Asset Allocation Growth Fund 77

	Principal
SENIOR LOANS (0.2%)*c	amount	Value
Brand Industrial Services, Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 4.25%), 5.25%, 6/21/24	$425,700	$395,960
BWAY Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.25%), 3.523%, 4/3/24	162,895	153,461
California Resources Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 4.75%), 5.75%, 12/31/22 (In default) †	85,000	30,600
CPG International, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.75%), 4.75%, 5/5/24	85,729	85,372
Epicor Software Corp. bank term loan FRN (1 Month US LIBOR
+ 7.75%), 8.75%, 7/30/28	120,000	122,500
Epicor Software Corp. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 4.25%), 5.25%, 7/30/27	190,000	188,860
Gates Global, LLC bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.75%), 3.75%, 3/31/24	122,018	119,908
Global Medical Response, Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 4.75%), 5.50%, 10/5/25	485,000	473,684
iHeartCommunications, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 4.00%), 4.75%, 5/1/26	164,588	158,415
Navistar, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.50%), 3.66%, 11/6/24	484,611	479,765
Ortho-Clinical Diagnostics, Inc. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.25%), 3.406%, 6/30/25	335,567	320,886
Panther BF Aggregator 2 LP bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.50%), 3.647%, 4/30/26	198,000	192,803
Rackspace Hosting, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.00%), 4.00%, 11/3/23	53,071	52,001
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 8.00%), 9.00%, 2/28/26	170,000	102,000
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 3.25%), 4.248%, 2/28/25	115,931	99,315
Solenis International, LLC bank term loan FRN (BBA LIBOR USD
3 Month + 8.50%), 10.831%, 6/26/26	150,000	139,500
Solenis International, LLC bank term loan FRN (BBA LIBOR USD
3 Month + 4.00%), 4.256%, 6/26/25	282,491	274,604
T-Mobile USA, Inc. bank term loan FRN Ser. B, (1 Month US LIBOR
+ 3.00%), 3.404%, 4/1/27	104,738	104,607
Titan Acquisition, Ltd. (United Kingdom) bank term loan FRN
Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 3.361%, 3/28/25	335,289	316,010
Vertiv Group Corp. bank term loan FRN Ser. B, (1 Month US LIBOR
+ 3.00%), 4.655%, 3/2/27	676,596	663,233
Zayo Group Holdings, Inc. bank term loan FRN (1 Month US LIBOR
+ 3.00%), 4.668%, 3/9/27	124,375	120,428
Total senior loans (cost $4,791,631)		$4,593,912

PREFERRED STOCKS (0.1%)*	Shares	Value
2020 Cash Exchange Trust 144A 5.25% cv. pfd. †	2,682	$2,885,242
GMAC Capital Trust I Ser. 2, $1.91 cum. ARP	6,720	167,798
Total preferred stocks (cost $2,952,441)		$3,053,040

CONVERTIBLE PREFERRED STOCKS (0.1%)*	Shares	Value
Danaher Corp. 5.00% cv. pfd.	1,668	$2,130,970
Total convertible preferred stocks (cost $1,686,418)		$2,130,970

78 Dynamic Asset Allocation Growth Fund

PURCHASED OPTIONS	Expiration
OUTSTANDING (0.1%)*	date/strike	Notional		Contract
Counterparty	price	amount		amount	Value
Bank of America N.A.
EUR/USD (Call)	Feb-21/$1.23	$33,442,049	EUR	28,523,220	$157,679
EUR/USD (Call)	Jan-21/1.22	21,766,476	EUR	18,564,950	110,661
EUR/USD (Call)	Oct-20/1.21	21,766,476	EUR	18,564,950	12,777
GBP/USD (Put)	Dec-20/1.23	16,534,222	GBP	12,813,750	116,004
USD/JPY (Put)	Nov-20/JPY 105.00	15,198,500		$15,198,500	152,958
Credit Suisse International
EUR/CHF (Call)	Dec-20/CHF 1.10	34,077,611	EUR	29,065,300	88,056
Goldman Sachs International
USD/CNH (Put)	Mar-21/CNH 6.75	28,556,700		$28,556,700	258,838
USD/JPY (Put)	Nov-20/JPY 105.00	15,198,500		15,198,500	152,958
USD/MXN (Put)	Nov-20/MXN 21.00	17,134,000		17,134,000	156,485
HSBC Bank USA, National
Association
AUD/USD (Call)	Mar-21/$0.76	21,873,702	AUD	30,539,200	160,312
Morgan Stanley & Co.
International PLC
EUR/USD (Call)	Mar-21/1.23	22,294,700	EUR	19,015,480	117,538
EUR/USD (Call)	Oct-20/1.24	21,766,476	EUR	18,564,950	1,241
UBS AG
EUR/USD (Call)	Feb-21/1.23	33,442,049	EUR	28,523,220	157,679
Total purchased options outstanding (cost $2,898,298)					$1,643,186

	Principal
CONVERTIBLE BONDS AND NOTES (—%)*	amount	Value
DISH Network Corp. cv. sr. unsec. notes 3.375%, 8/15/26	$285,000	$261,629
Oasis Petroleum, Inc. cv. sr. unsec. notes 2.625%, 9/15/23,
(In default) †	71,000	15,975
Total convertible bonds and notes (cost $331,734)		$277,604

	Expiration	Strike
WARRANTS (—%)* †	date	price	Warrants	Value
Occidental Petroleum Corp.	8/3/27	$22.00	1,400	$4,200
Total warrants (cost $6,931)				$4,200

	Principal amount/
SHORT-TERM INVESTMENTS (14.1%)*		shares	Value
Putnam Cash Collateral Pool, LLC 0.22% [d]	Shares	26,789,133	$26,789,133
Putnam Short Term Investment Fund Class P 0.21% L	Shares	300,781,414	300,781,414
State Street Institutional U.S. Government Money Market Fund,
Premier Class 0.03% P	Shares	1,591,000	1,591,000
Atlantic Asset Securitization, LLC asset backed commercial
paper 0.170%, 12/7/20		$12,500,000	12,498,158
Manhattan Asset Funding Co., LLC asset backed commercial
paper 0.130%, 10/16/20		10,000,000	9,999,795
U.S. Treasury Bills 0.132%, 10/15/20 #		2,600,000	2,599,923
U.S. Treasury Bills 0.123%, 10/22/20 #		1,900,000	1,899,909
U.S. Treasury Bills 0.107%, 12/3/20 # ∆ §		7,100,000	7,098,821
U.S. Treasury Bills 0.107%, 12/3/20 [i]		39,000	38,996
U.S. Treasury Bills 0.106%, 10/27/20 #		3,600,000	3,599,797

Dynamic Asset Allocation Growth Fund 79

	Principal amount/
SHORT-TERM INVESTMENTS (14.1%)* cont.	shares	Value
U.S. Treasury Bills 0.102%, 11/12/20 # §	$7,300,000	$7,299,222
U.S. Treasury Bills 0.097%, 11/5/20 # §	1,600,001	1,599,865
U.S. Treasury Bills 0.093%, 11/19/20 §	800,000	799,903
U.S. Treasury Bills 0.089%, 11/17/20 # ∆ §	1,200,000	1,199,859
U.S. Treasury Bills 0.082%, 11/10/20 # ∆ §	2,700,000	2,699,767
U.S. Treasury Cash Management Bills 0.107%, 12/15/20 #	3,800,000	3,799,167
Total short-term investments (cost $384,291,873)		$384,294,729

TOTAL INVESTMENTS
Total investments (cost $2,513,080,103)		$2,957,509,270

Key to holding’s currency abbreviations

AUD	Australian Dollar
CHF	Swiss Franc
CNH	Chinese Yuan (Offshore)
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
MXN	Mexican Peso
USD/$	United States Dollar

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ARP	Adjustable Rate Preferred Stock: the rate shown is the current interest rate at the close of the reporting period
BKNT	Bank Note
bp	Basis Points
DAC	Designated Activity Company
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period.
Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
GMTN	Global Medium Term Notes
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
MTN	Medium Term Notes
OJSC	Open Joint Stock Company
OTC	Over-the-counter
PJSC	Public Joint Stock Company
PO	Principal Only
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the
Securities Act of 1933.
TBA	To Be Announced Commitments

80 Dynamic Asset Allocation Growth Fund

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2019 through September 30, 2020 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $2,728,080,271.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $2, or less than 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer. The rate shown in parenthesis is the rate paid in kind, if applicable.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $18,406,512 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $1,628,838 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $8,283,172 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

## Forward commitment, in part or in entirety (Note 1).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

W The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

At the close of the reporting period, the fund maintained liquid assets totaling $265,440,354 to cover certain derivative contracts and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

Dynamic Asset Allocation Growth Fund 81

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	78.9%	Canada	0.8%
Japan	3.1	South Korea	0.8
China	2.8	Netherlands	0.8
United Kingdom	1.9	Australia	0.7
Switzerland	1.5	India	0.6
France	1.4	Hong Kong	0.6
Germany	1.1	Other	4.1
Taiwan	0.9	Total	100.0%

FORWARD CURRENCY CONTRACTS at 9/30/20 (aggregate face value $315,322,005)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Australian Dollar	Buy	10/21/20	$3,797,716	$3,742,065	$55,651
	Canadian Dollar	Sell	10/21/20	4,968,501	4,873,331	(95,170)
	Euro	Buy	12/16/20	11,634,450	11,775,073	(140,623)
	Hong Kong Dollar	Sell	11/18/20	1,344,961	1,344,857	(104)
	Japanese Yen	Sell	11/18/20	1,048,693	1,049,030	337
	Mexican Peso	Buy	10/21/20	1,044,149	1,033,456	10,693
	New Zealand Dollar	Buy	10/21/20	1,499,733	1,483,241	16,492
Barclays Bank PLC
	British Pound	Buy	12/16/20	758,825	783,589	(24,764)
	Euro	Sell	12/16/20	7,723,729	7,816,453	92,724
	Hong Kong Dollar	Sell	11/18/20	86,953	86,952	(1)
	Japanese Yen	Buy	11/18/20	3,734,342	3,737,724	(3,382)
	New Zealand Dollar	Buy	10/21/20	2,327,663	2,301,191	26,472
	Swedish Krona	Sell	12/16/20	2,775,901	2,846,937	71,036
Citibank, N.A.
	British Pound	Sell	12/16/20	5,245,292	5,415,466	170,174
	Canadian Dollar	Buy	10/21/20	1,345,357	1,327,257	18,100
	Chilean Peso	Buy	10/21/20	2,652,715	2,721,798	(69,083)
	Danish Krone	Sell	12/16/20	1,589,150	1,620,593	31,443
	Euro	Sell	12/16/20	4,774,628	4,759,365	(15,263)
	Hong Kong Dollar	Sell	11/18/20	757,602	757,521	(81)
	Japanese Yen	Buy	11/18/20	8,481,368	8,487,092	(5,724)
	New Zealand Dollar	Sell	10/21/20	2,301,267	2,276,034	(25,233)
	Swedish Krona	Sell	12/16/20	1,321,899	1,355,368	33,469

82 Dynamic Asset Allocation Growth Fund

FORWARD CURRENCY CONTRACTS at 9/30/20 (aggregate face value $315,322,005) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Credit Suisse International
	Australian Dollar	Sell	10/21/20	$19,411	$18,799	$(612)
	British Pound	Sell	12/16/20	354,884	376,381	21,497
	Canadian Dollar	Sell	10/21/20	1,201,531	1,177,215	(24,316)
	Euro	Sell	12/16/20	1,761,169	1,782,095	20,926
	New Zealand Dollar	Buy	10/21/20	565,360	566,171	(811)
Goldman Sachs International
	Australian Dollar	Sell	10/21/20	960,603	921,586	(39,017)
	British Pound	Buy	12/16/20	564,794	583,734	(18,940)
	Canadian Dollar	Buy	10/21/20	3,426,819	3,365,351	61,468
	Euro	Sell	12/16/20	1,282,356	1,295,923	13,567
	Hong Kong Dollar	Buy	11/18/20	1,499,916	1,499,617	299
	Japanese Yen	Sell	11/18/20	4,234,980	4,235,501	521
	New Zealand Dollar	Sell	10/21/20	2,300,539	2,277,261	(23,278)
	Norwegian Krone	Buy	12/16/20	586,690	556,239	30,451
	Swedish Krona	Buy	12/16/20	8,850,843	9,046,337	(195,494)
HSBC Bank USA, National Association
	Australian Dollar	Buy	10/21/20	4,701,445	4,539,342	162,103
	British Pound	Sell	12/16/20	3,439,113	3,549,703	110,590
	Canadian Dollar	Buy	10/21/20	4,391,619	4,368,790	22,829
	Chinese Yuan (Offshore)	Sell	11/18/20	6,652,717	6,467,578	(185,139)
	Euro	Buy	12/16/20	2,163,645	2,171,965	(8,320)
	Hong Kong Dollar	Sell	11/18/20	8,730,921	8,729,992	(929)
	Japanese Yen	Buy	11/18/20	1,972,217	1,969,498	2,719
	New Zealand Dollar	Sell	10/21/20	1,470,228	1,464,296	(5,932)
	Swiss Franc	Sell	12/16/20	569,547	565,609	(3,938)
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	10/21/20	403,552	389,327	14,225
	British Pound	Buy	12/16/20	10,007,637	10,285,163	(277,526)
	Canadian Dollar	Sell	10/21/20	1,029,164	1,005,838	(23,326)
	Euro	Sell	12/16/20	7,235,755	7,312,745	76,990
	Japanese Yen	Sell	11/18/20	3,101,677	3,087,473	(14,204)
	New Zealand Dollar	Buy	10/21/20	362,198	362,858	(660)
	Norwegian Krone	Sell	12/16/20	1,849,854	1,929,988	80,134
	Singapore Dollar	Buy	11/18/20	2,506,927	2,484,102	22,825
	South Korean Won	Sell	11/18/20	367,727	362,994	(4,733)
	Swedish Krona	Buy	12/16/20	3,163,651	3,268,038	(104,387)
	Swiss Franc	Buy	12/16/20	4,618,072	4,671,938	(53,866)
Morgan Stanley & Co. International PLC
	Australian Dollar	Buy	10/21/20	1,356,562	1,383,895	(27,333)
	British Pound	Buy	12/16/20	1,471,176	1,419,576	51,600
	Canadian Dollar	Buy	10/21/20	2,062,310	2,052,939	9,371
	Euro	Buy	12/16/20	483,746	489,575	(5,829)
	Japanese Yen	Buy	11/18/20	1,411,019	1,403,219	7,800
	New Zealand Dollar	Buy	10/21/20	1,378,207	1,373,009	5,198

Dynamic Asset Allocation Growth Fund 83

FORWARD CURRENCY CONTRACTS at 9/30/20 (aggregate face value $315,322,005) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Morgan Stanley & Co. International PLC cont.
	Norwegian Krone	Buy	12/16/20	$568,182	$595,328	$(27,146)
	Swedish Krona	Sell	12/16/20	453,858	436,244	(17,614)
	Swiss Franc	Buy	12/16/20	1,156,286	1,169,743	(13,457)
NatWest Markets PLC
	Australian Dollar	Buy	10/21/20	7,157,784	6,841,293	316,491
	British Pound	Buy	12/16/20	1,269,012	1,282,297	(13,285)
	Canadian Dollar	Sell	10/21/20	5,310,680	5,199,068	(111,612)
	Euro	Sell	12/16/20	602,363	620,737	18,374
	Hong Kong Dollar	Sell	11/18/20	735,322	735,278	(44)
	Japanese Yen	Buy	11/18/20	690,364	685,829	4,535
	New Zealand Dollar	Sell	10/21/20	550,674	601,454	50,780
	Swedish Krona	Sell	12/16/20	2,027,916	2,072,976	45,060
	Swiss Franc	Buy	12/16/20	569,438	570,765	(1,327)
State Street Bank and Trust Co.
	Australian Dollar	Sell	10/21/20	3,534,411	3,593,367	58,956
	British Pound	Sell	12/16/20	3,830,273	4,096,008	265,735
	Canadian Dollar	Buy	10/21/20	167,559	479,982	(312,423)
	Chinese Yuan (Offshore)	Sell	11/18/20	15,794,746	15,411,196	(383,550)
	Euro	Sell	12/16/20	3,807,018	3,857,024	50,006
	Hong Kong Dollar	Sell	11/18/20	12,334,109	12,332,887	(1,222)
	Japanese Yen	Sell	11/18/20	6,361,708	6,364,902	3,194
	New Zealand Dollar	Sell	10/21/20	3,411,612	3,525,464	113,852
	Norwegian Krone	Sell	12/16/20	1,948,087	1,899,497	(48,590)
	Swedish Krona	Sell	12/16/20	1,258,082	1,297,054	38,972
	Swiss Franc	Sell	12/16/20	566,500	557,269	(9,231)
Toronto-Dominion Bank
	Australian Dollar	Buy	10/21/20	2,030,725	1,966,610	64,115
	British Pound	Sell	12/16/20	1,170,125	1,208,104	37,979
	Canadian Dollar	Sell	10/21/20	4,883,632	4,782,812	(100,820)
	Euro	Sell	12/16/20	1,615,188	1,642,180	26,992
	New Zealand Dollar	Sell	10/21/20	721,486	716,644	(4,842)
	Swedish Krona	Sell	12/16/20	669,907	683,422	13,515
	Swiss Franc	Sell	12/16/20	585,216	592,036	6,820
UBS AG
	Australian Dollar	Sell	10/21/20	1,997,632	1,897,105	(100,527)
	Australian Dollar	Sell	3/15/21	3,501,082	3,525,914	24,832
	British Pound	Sell	12/16/20	3,206,224	3,311,036	104,812
	Canadian Dollar	Buy	10/21/20	2,162,500	2,162,085	415
	Euro	Buy	12/16/20	3,584,113	3,625,268	(41,155)
	Hong Kong Dollar	Sell	11/18/20	2,227,652	2,227,462	(190)
	Japanese Yen	Buy	11/18/20	7,430,344	7,420,598	9,746
	Mexican Peso	Sell	10/21/20	1,044,149	1,050,351	6,202
	New Zealand Dollar	Buy	10/21/20	6,849,819	6,769,791	80,028

84 Dynamic Asset Allocation Growth Fund

FORWARD CURRENCY CONTRACTS at 9/30/20 (aggregate face value $315,322,005) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
UBS AG cont.
	Norwegian Krone	Sell	12/16/20	$102,598	$107,458	$4,860
	Swedish Krona	Buy	12/16/20	2,769,341	2,841,200	(71,859)
WestPac Banking Corp.
	Australian Dollar	Sell	10/21/20	209,153	289,644	80,491
	British Pound	Buy	12/16/20	1,034,058	1,007,572	26,486
	Canadian Dollar	Buy	10/21/20	1,803,047	1,838,042	(34,995)
	Euro	Sell	12/16/20	163,363	165,274	1,911
	Japanese Yen	Buy	11/18/20	14,466,177	14,468,521	(2,344)
	New Zealand Dollar	Sell	10/21/20	398,980	391,161	(7,819)
Unrealized appreciation						2,696,863
Unrealized (depreciation)						(2,702,070)
Total						$(5,207)

* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 9/30/20
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
MSCI EAFE Index (Short)	180	$16,697,889	$16,678,800	Dec-20	$284,632
Russell 2000 Index E-Mini (Long)	1,592	120,012,283	119,750,240	Dec-20	167,993
S&P 500 Index E-Mini (Long)	420	70,623,000	70,392,000	Dec-20	432,480
S&P 500 Index E-Mini (Short)	102	17,151,300	17,095,200	Dec-20	(112,039)
S&P Mid Cap 400 Index E-Mini (Long)	143	26,616,447	26,539,370	Dec-20	79,506
U.S. Treasury Bond 30 yr (Long)	71	12,515,969	12,515,969	Dec-20	(24,879)
U.S. Treasury Bond Ultra 30 yr (Long)	129	28,613,813	28,613,813	Dec-20	(45,931)
U.S. Treasury Bond Ultra 30 yr (Short)	6	1,330,875	1,330,875	Dec-20	2,143
U.S. Treasury Note 2 yr (Long)	243	53,693,508	53,693,508	Dec-20	26,508
U.S. Treasury Note 2 yr (Short)	317	70,044,617	70,044,617	Dec-20	(37,549)
U.S. Treasury Note 5 yr (Long)	444	55,957,875	55,957,875	Dec-20	80,970
U.S. Treasury Note 5 yr (Short)	34	4,285,063	4,285,063	Dec-20	(6,983)
U.S. Treasury Note 10 yr (Long)	205	28,603,906	28,603,906	Dec-20	62,633
U.S. Treasury Note Ultra 10 yr (Long)	6	959,531	959,531	Dec-20	4,346
U.S. Treasury Note Ultra 10 yr (Short)	448	71,645,000	71,645,000	Dec-20	(337,008)
Unrealized appreciation					1,141,211
Unrealized (depreciation)					(564,389)
Total					$576,822

WRITTEN OPTIONS OUTSTANDING at 9/30/20 (premiums $1,374,640)
	Expiration	Notional		Contract
Counterparty	date/strike price	amount		amount	Value
Bank of America N.A.
EUR/USD (Call)	Oct-20/$1.24	$21,766,476	EUR	18,564,950	$1,241
EUR/USD (Call)	Jan-21/1.26	21,766,476	EUR	18,564,950	40,486
EUR/USD (Call)	Feb-21/1.27	33,442,049	EUR	28,523,220	63,272

Dynamic Asset Allocation Growth Fund 85

WRITTEN OPTIONS OUTSTANDING at 9/30/20 (premiums $1,374,640) cont.
	Expiration	Notional		Contract
Counterparty	date/strike price	amount		amount	Value
Bank of America N.A. cont.
GBP/USD (Put)	Dec-20/$1.20	$16,534,222	GBP	12,813,750	$66,137
USD/JPY (Put)	Nov-20/JPY 100.00	15,198,500		$15,198,500	23,770
Credit Suisse International
EUR/CHF (Call)	Dec-20/CHF 1.12	34,077,611	EUR	29,065,300	29,648
Goldman Sachs International
USD/CNH (Put)	Mar-21/CNH 6.60	28,556,700		$28,556,700	94,408
USD/JPY (Put)	Nov-20/JPY 100.00	15,198,500		15,198,500	23,770
USD/MXN (Put)	Nov-20/MXN 20.00	17,134,000		17,134,000	36,016
HSBC Bank USA, National Association
AUD/USD (Call)	Mar-21/$0.80	21,873,702	AUD	30,539,200	41,363
Morgan Stanley & Co. International PLC
EUR/USD (Call)	Oct-20/1.21	21,766,476	EUR	18,564,950	12,777
EUR/USD (Call)	Mar-21/1.27	22,294,700	EUR	19,015,480	49,673
UBS AG
EUR/USD (Call)	Feb-21/1.27	33,442,049	EUR	28,523,220	63,272
Total					$545,833

TBA SALE COMMITMENTS OUTSTANDING at 9/30/20 (proceeds receivable $83,763,164)
	Principal	Settlement
Agency	amount	date	Value
Uniform Mortgage-Backed Securities, 3.50%, 10/1/50	$9,000,000	10/14/20	$9,487,969
Uniform Mortgage-Backed Securities, 3.00%, 10/1/50	9,000,000	10/14/20	9,427,500
Uniform Mortgage-Backed Securities, 2.50%, 11/1/50	4,000,000	11/12/20	4,189,688
Uniform Mortgage-Backed Securities, 2.50%, 10/1/50	47,000,000	10/14/20	49,309,608
Uniform Mortgage-Backed Securities, 2.00%, 10/1/50	11,000,000	10/14/20	11,374,688
Total			$83,789,453

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/20
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$16,907,000	$9,806 E	$(10,729)	12/16/22	3 month USD-	0.25% —	$(923)
				LIBOR-BBA —	Semiannually
				Quarterly
20,891,000	12,117 E	13,144	12/16/22	0.25% —	3 month USD-	1,028
				Semiannually	LIBOR-BBA —
					Quarterly
44,558,000	35,958 E	599	12/16/25	0.35% —	3 month USD-	36,557
				Semiannually	LIBOR-BBA —
					Quarterly
6,648,000	5,365 E	(472)	12/16/25	3 month USD-	0.35% —	(5,837)
				LIBOR-BBA —	Semiannually
				Quarterly
22,438,000	62,535 E	760	12/16/30	0.70% —	3 month USD-	63,295
				Semiannually	LIBOR-BBA —
					Quarterly

86 Dynamic Asset Allocation Growth Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/20 cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$23,338,000	$65,043 E	$(2,105)	12/16/30	3 month USD-	0.70% —	$(67,148)
				LIBOR-BBA —	Semiannually
				Quarterly
3,266,000	34,845 E	4,786	12/16/50	1.08% —	3 month USD-	39,631
				Semiannually	LIBOR-BBA —
					Quarterly
8,114,000	86,568 E	(10,847)	12/16/50	3 month USD-	1.08% —	(97,416)
				LIBOR-BBA —	Semiannually
				Quarterly
Total		$(4,864)				$(30,813)

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/20
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC
$78,987	$79,010	$—	1/12/40	4.50% (1 month	Synthetic MBX	$186
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
510,523	513,065	—	1/12/41	5.00% (1 month	Synthetic MBX	3,693
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
152,633	152,295	—	1/12/40	5.00% (1 month	Synthetic MBX	7
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
18,903	19,154	—	1/12/39	(6.00%) 1 month	Synthetic MBX	(302)
				USD-LIBOR —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
189,280	190,348	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(1,585)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
4,128	4,123	—	1/12/43	3.50% (1 month	Synthetic TRS	52
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
59,888	59,500	—	1/12/41	4.00% (1 month	Synthetic TRS	481
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
3,604	3,581	—	1/12/42	4.00% (1 month	Synthetic TRS	28
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

Dynamic Asset Allocation Growth Fund 87

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/20 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC cont.
$16,492	$16,399	$—	1/12/41	(5.00%) 1 month	Synthetic TRS	$(168)
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
236	235	—	1/12/38	6.50% (1 month	Synthetic TRS	2
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
Citibank, N.A.
86,762,253	87,345,030	—	6/10/21	(3 month USD-	A basket	688,681
				LIBOR-BBA	(CGPUTQL2) of
				plus 0.34%) —	common stocks —
				Quarterly	Quarterly *
79,688,569	80,647,897	—	6/10/21	3 month USD-	Russell 1000 Total	(954,093)
				LIBOR-BBA minus	Return Index —
				0.11% — Quarterly	Quarterly
196,206	197,183	—	1/12/41	5.00% (1 month	Synthetic MBX	1,419
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
Credit Suisse International
8,643	8,709	—	1/12/45	3.50% (1 month	Synthetic TRS	195
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
Goldman Sachs International
1,866,265	1,753,344	—	12/15/25	(1 month USD-	A basket	(113,285)
				LIBOR-BBA plus	(GSCBPAND) of
				0.35%) — Monthly	common stocks —
Monthly *
34,001,278	33,371,956	—	12/15/25	(1 month USD-	A basket	(604,093)
				LIBOR-BBA plus	(GSGLPHCL) of
				0.35%) — Monthly	common stocks —
Monthly *
161,510,970	164,474,109	—	12/15/25	(1 month USD-	A basket	3,162,432
				LIBOR-BBA plus	(GSGLPWDL) of
				0.50%) — Monthly	common stocks —
Monthly *
158,822,340	161,659,896	—	12/15/25	1 month USD-	A basket	(3,142,193)
				LIBOR-BBA minus	(GSGLPWDS) of
				0.15% — Monthly	common stocks —
Monthly *
10,861	10,922	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(91)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
13,043	13,117	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(109)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly

88 Dynamic Asset Allocation Growth Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/20 cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International cont.
$246,203	$247,591	$—	1/12/38	(6.50%) 1 month	Synthetic MBX	$(2,062)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
					Monthly
38,787	38,662	—	1/12/40	4.00% (1 month	Synthetic TRS	437
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
8,922	8,866	—	1/12/42	4.00% (1 month	Synthetic TRS	71
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
8,922	8,866	—	1/12/42	4.00% (1 month	Synthetic TRS	71
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
8,131	8,099	—	1/12/39	6.00% (1 month	Synthetic TRS	76
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
1,563	1,558	—	1/12/38	6.50% (1 month	Synthetic TRS	16
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
					Monthly
JPMorgan Securities LLC
21,449	21,312	—	1/12/42	(4.00%) 1 month	Synthetic TRS	(169)
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
59,888	59,500	—	1/12/41	(4.00%) 1 month	Synthetic TRS	(481)
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
Upfront premium received		—		Unrealized appreciation		3,857,847
Upfront premium (paid)		—		Unrealized (depreciation)		(4,818,631)
Total		$—		Total		$(960,784)

* The 50 largest components, and any individual component greater than 1% of basket value, are shown below.

A BASKET (CGPUTQL2) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
Amazon.com, Inc.	Consumer cyclicals	1,679	$5,285,211	6.05%
Apple, Inc.	Technology	39,695	4,597,111	5.26%
Microsoft Corp.	Technology	15,513	3,262,811	3.74%
Alphabet, Inc. Class A	Technology	1,968	2,884,843	3.30%
Adobe, Inc.	Technology	4,543	2,227,923	2.55%
Verizon Communications, Inc.	Communication services	33,571	1,997,149	2.29%
Texas Instruments, Inc.	Technology	12,202	1,742,369	1.99%

Dynamic Asset Allocation Growth Fund 89

A BASKET (CGPUTQL2) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
JPMorgan Chase & Co.	Financials	17,215	$1,657,332	1.90%
Medtronic PLC	Health care	15,879	1,650,168	1.89%
Intuit, Inc.	Technology	5,031	1,641,249	1.88%
Mondelez International, Inc. Class A	Consumer staples	27,428	1,575,744	1.80%
Honeywell International, Inc.	Capital goods	9,523	1,567,524	1.79%
Fidelity National Information	Technology	10,643	1,566,739	1.79%
Services, Inc.
Veeva Systems, Inc. Class A	Technology	5,260	1,479,028	1.69%
Lockheed Martin Corp.	Capital goods	3,786	1,451,195	1.66%
Goldman Sachs Group, Inc. (The)	Financials	6,679	1,342,342	1.54%
NVIDIA Corp.	Technology	2,450	1,325,948	1.52%
eBay, Inc.	Technology	23,267	1,212,193	1.39%
Intercontinental Exchange, Inc.	Financials	12,027	1,203,336	1.38%
Johnson & Johnson	Health care	7,868	1,171,424	1.34%
Cognizant Technology Solutions	Technology	16,475	1,143,707	1.31%
Corp. Class A
Waste Management, Inc.	Capital goods	10,042	1,136,471	1.30%
Starbucks Corp.	Consumer staples	13,069	1,122,886	1.29%
Clorox Co. (The)	Consumer cyclicals	5,280	1,109,656	1.27%
Take-Two Interactive Software, Inc.	Technology	6,708	1,108,359	1.27%
Allstate Corp. (The)	Financials	11,100	1,044,975	1.20%
DTE Energy Co.	Utilities and power	8,856	1,018,776	1.17%
Charter Communications, Inc. Class A	Communication services	1,597	996,848	1.14%
Synopsys, Inc.	Technology	4,508	964,567	1.10%
Exelon Corp.	Utilities and power	26,129	934,362	1.07%
U.S. Bancorp	Financials	25,714	921,852	1.06%
Hologic, Inc.	Health care	13,598	903,866	1.03%
Hershey Co. (The)	Consumer staples	6,103	874,802	1.00%
Costco Wholesale Corp.	Consumer staples	2,443	867,168	0.99%
Procter & Gamble Co. (The)	Consumer staples	6,230	865,883	0.99%
Baxter International, Inc.	Health care	10,630	854,848	0.98%
Cisco Systems, Inc.	Technology	21,115	831,723	0.95%
Kinder Morgan, Inc.	Utilities and power	66,654	821,849	0.94%
Garmin, Ltd.	Technology	8,657	821,179	0.94%
Leidos Holdings, Inc.	Technology	9,105	811,747	0.93%
Facebook, Inc. Class A	Technology	3,047	798,084	0.91%
Merck & Co., Inc.	Health care	8,529	707,463	0.81%
Dollar General Corp.	Consumer cyclicals	3,366	705,565	0.81%
Cadence Design Systems, Inc.	Technology	6,543	697,724	0.80%
PepsiCo, Inc.	Consumer staples	4,838	670,504	0.77%
Pfizer, Inc.	Health care	17,477	641,395	0.73%
Carrier Global Corp.	Consumer cyclicals	20,046	612,216	0.70%
F5 Networks, Inc.	Technology	4,808	590,240	0.68%
Juniper Networks, Inc.	Communication services	27,337	587,741	0.67%
Electronic Arts, Inc.	Technology	4,498	586,624	0.67%

90 Dynamic Asset Allocation Growth Fund

A BASKET (GSCBPAND) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
Penn National Gaming, Inc.	Consumer cyclicals	1,138	$82,730	4.72%
Caesars Entertainment, Inc.	Consumer cyclicals	1,067	59,823	3.41%
Darden Restaurants, Inc.	Consumer staples	543	54,678	3.12%
Gap, Inc. (The)	Consumer cyclicals	3,209	54,648	3.12%
MGM Resorts International	Consumer cyclicals	2,455	53,402	3.05%
L Brands, Inc.	Consumer cyclicals	1,669	53,098	3.03%
Brinker International, Inc.	Consumer staples	1,231	52,578	3.00%
Royal Caribbean Cruises, Ltd.	Consumer cyclicals	776	50,237	2.87%
Delta Air Lines, Inc.	Transportation	1,550	47,412	2.70%
Norwegian Cruise Line Holdings, Ltd.	Consumer cyclicals	2,736	46,805	2.67%
Trip.com Group, Ltd. ADR (China)	Consumer cyclicals	1,489	46,368	2.64%
Estee Lauder Cos., Inc. (The)	Consumer staples	211	45,990	2.62%
Southwest Airlines Co.	Transportation	1,219	45,707	2.61%
Live Nation Entertainment, Inc.	Consumer cyclicals	833	44,894	2.56%
JetBlue Airways Corp.	Transportation	3,877	43,925	2.51%
American Airlines Group, Inc.	Transportation	3,573	43,908	2.50%
Dave & Buster’s Entertainment, Inc.	Consumer staples	2,892	43,844	2.50%
Hilton Worldwide Holdings, Inc.	Consumer cyclicals	511	43,638	2.49%
United Airlines Holdings, Inc.	Transportation	1,239	43,060	2.46%
Expedia Group, Inc.	Consumer cyclicals	468	42,925	2.45%
Marriott International, Inc./MD Class A	Consumer cyclicals	456	42,172	2.41%
Booking Holdings, Inc.	Consumer cyclicals	24	40,957	2.34%
Ford Motor Co.	Consumer cyclicals	6,134	40,855	2.33%
Las Vegas Sands Corp.	Consumer cyclicals	854	39,834	2.27%
Spirit Airlines, Inc.	Transportation	2,461	39,624	2.26%
Huazhu Group, Ltd. ADR (China)	Consumer cyclicals	890	38,485	2.19%
Boeing Co. (The)	Capital goods	229	37,911	2.16%
Wynn Resorts, Ltd.	Consumer cyclicals	517	37,160	2.12%
Alaska Air Group, Inc.	Transportation	997	36,514	2.08%
Macy’s, Inc.	Consumer cyclicals	6,026	34,349	1.96%
Nordstrom, Inc.	Consumer cyclicals	2,612	31,132	1.78%
Texas Roadhouse, Inc.	Consumer staples	492	29,889	1.70%
Cheesecake Factory, Inc. (The)	Consumer staples	947	26,281	1.50%
Boyd Gaming Corp.	Consumer cyclicals	827	25,394	1.45%
TripAdvisor, Inc.	Consumer staples	1,060	20,766	1.18%
Bloomin’ Brands, Inc.	Consumer staples	1,277	19,494	1.11%
Cracker Barrel Old Country Store, Inc.	Consumer staples	162	18,525	1.06%
Six Flags Entertainment Corp.	Consumer cyclicals	893	18,126	1.03%
Wyndham Hotels & Resorts, Inc.	Consumer cyclicals	335	16,935	0.97%
Hyatt Hotels Corp. Class A	Consumer cyclicals	305	16,267	0.93%
Dine Brands Global, Inc.	Consumer staples	294	16,032	0.91%
Melco Resorts & Entertainment, Ltd.	Consumer cyclicals	855	14,229	0.81%
ADR (Hong Kong)
SeaWorld Entertainment, Inc.	Consumer cyclicals	686	13,533	0.77%
Red Rock Resorts, Inc. Class A	Consumer cyclicals	767	13,119	0.75%

Dynamic Asset Allocation Growth Fund 91

A BASKET (GSCBPAND) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Wyndham Destinations, Inc.	Consumer cyclicals	371	$11,426	0.65%
Marriott Vacations Worldwide Corp.	Consumer cyclicals	122	11,096	0.63%
Copa Holdings SA Class A (Panama)	Transportation	217	10,918	0.62%
Allegiant Travel Co.	Transportation	82	9,875	0.56%
Extended Stay America, Inc. (Units)	Consumer cyclicals	686	8,201	0.47%
Choice Hotels International, Inc.	Consumer cyclicals	84	7,207	0.41%

A BASKET (GSGLPHCL) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
PerkinElmer, Inc.	Health care	11,016	$1,382,637	4.14%
Ipsen SA (France)	Health care	13,083	1,373,868	4.12%
Merck KGaA (Germany)	Health care	9,402	1,373,255	4.11%
Thermo Fisher Scientific, Inc.	Health care	3,063	1,352,176	4.05%
Mettler-Toledo International, Inc.	Health care	1,369	1,322,545	3.96%
Zoetis, Inc.	Health care	7,913	1,308,507	3.92%
Agilent Technologies, Inc.	Technology	12,240	1,235,529	3.70%
IQVIA Holdings, Inc.	Health care	7,796	1,228,914	3.68%
Pfizer, Inc.	Health care	33,348	1,223,859	3.67%
Merck & Co., Inc.	Health care	14,170	1,175,409	3.52%
Waters Corp.	Health care	5,889	1,152,339	3.45%
GlaxoSmithKline PLC (United	Health care	52,112	978,222	2.93%
Kingdom)
Johnson & Johnson	Health care	6,547	974,705	2.92%
Sanofi (France)	Health care	9,405	941,052	2.82%
Illumina, Inc.	Health care	2,978	920,358	2.76%
Perrigo Co. PLC	Health care	19,308	886,416	2.66%
Mylan NV	Health care	58,602	869,064	2.60%
Alexion Pharmaceuticals, Inc.	Health care	7,558	864,918	2.59%
Bayer AG (Germany)	Health care	13,281	830,268	2.49%
Taisho Pharmaceutical Holdings Co.,	Health care	12,110	794,117	2.38%
Ltd. (Japan)
AbbVie, Inc.	Health care	8,802	770,962	2.31%
Biogen, Inc.	Health care	2,680	760,219	2.28%
AstraZeneca PLC (United Kingdom)	Health care	6,332	692,266	2.07%
Bristol-Myers Squibb Co.	Health care	11,467	691,364	2.07%
Sumitomo Dainippon Pharma Co.,	Health care	50,540	662,339	1.98%
Ltd. (Japan)
CSL, Ltd. (Australia)	Health care	3,081	633,818	1.90%
Amgen, Inc.	Health care	2,436	619,165	1.86%
Sartorius Stedim Biotech (France)	Health care	1,777	613,878	1.84%
Teva Pharmaceutical Industries, Ltd.	Health care	59,482	535,935	1.61%
ADR (Israel)
Gilead Sciences, Inc.	Health care	8,439	533,283	1.60%
Galapagos NV (Belgium)	Health care	3,751	533,143	1.60%
Galenica AG (Switzerland)	Health care	3,441	469,677	1.41%

92 Dynamic Asset Allocation Growth Fund

A BASKET (GSGLPHCL) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Eisai Co., Ltd. (Japan)	Health care	4,700	$426,825	1.28%
Hisamitsu Pharmaceutical Co., Inc.	Health care	8,203	417,426	1.25%
(Japan)
Takeda Pharmaceutical Co., Ltd.	Health care	11,656	413,523	1.24%
(Japan)
Eli Lilly and Co.	Health care	2,368	350,574	1.05%
Shionogi & Co., Ltd. (Japan)	Health care	5,590	298,196	0.89%
Hikma Pharmaceuticals PLC (United	Health care	8,510	285,400	0.86%
Kingdom)
H Lundbeck A/S (Denmark)	Health care	7,233	238,709	0.72%
UCB SA (Belgium)	Health care	1,844	209,805	0.63%
Astellas Pharma, Inc. (Japan)	Health care	13,642	202,568	0.61%
Incyte Corp.	Health care	1,972	176,950	0.53%
Grifols SA (Spain)	Health care	5,366	154,728	0.46%
Eurofins Scientific (Luxembourg)	Health care	147	116,177	0.35%
Regeneron Pharmaceuticals, Inc.	Health care	188	105,167	0.32%
Novartis AG (Switzerland)	Health care	1,039	90,371	0.27%
Daiichi Sankyo Co., Ltd. (Japan)	Health care	2,833	86,676	0.26%
Recordati SpA (Italy)	Health care	816	41,844	0.13%
Vertex Pharmaceuticals, Inc.	Health care	144	39,251	0.12%
Orion Oyj Class B (Finland)	Health care	845	38,307	0.11%

A BASKET (GSGLPWDL) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
Air Liquide SA (France)	Basic materials	9,185	$1,459,232	0.89%
AMETEK, Inc.	Conglomerates	14,541	1,445,371	0.88%
Xcel Energy, Inc.	Utilities and power	19,103	1,318,314	0.80%
Partners Group Holding AG	Financials	1,425	1,311,160	0.80%
(Switzerland)
Church & Dwight Co., Inc.	Consumer staples	13,807	1,293,898	0.79%
London Stock Exchange Group PLC	Financials	11,195	1,282,163	0.78%
(United Kingdom)
Roche Holding AG (Switzerland)	Health care	3,734	1,277,470	0.78%
Givaudan SA (Switzerland)	Basic materials	296	1,275,807	0.78%
WEC Energy Group, Inc.	Utilities and power	12,932	1,253,156	0.76%
Canadian Imperial Bank of	Financials	16,650	1,244,569	0.76%
Commerce (Canada)
Swisscom AG (Switzerland)	Communication services	2,331	1,236,680	0.75%
Royal Bank of Canada (Canada)	Financials	16,566	1,163,096	0.71%
Cadence Design Systems, Inc.	Technology	10,785	1,149,982	0.70%
Toronto-Dominion Bank (Canada)	Financials	24,033	1,112,704	0.68%
Hormel Foods Corp.	Consumer staples	22,676	1,108,630	0.67%
CMS Energy Corp.	Utilities and power	17,593	1,080,360	0.66%
Paychex, Inc.	Technology	13,414	1,070,043	0.65%
Segro PLC (United Kingdom)	Financials	88,830	1,068,738	0.65%

Dynamic Asset Allocation Growth Fund 93

A BASKET (GSGLPWDL) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Muenchener Rueckversicherungs-	Financials	4,130	$1,048,900	0.64%
Gesellschaft AG in Muenchen
(Germany)
Tesco PLC (United Kingdom)	Consumer staples	375,184	1,028,751	0.63%
Logitech International SA	Technology	13,148	1,023,205	0.62%
(Switzerland)
Atmos Energy Corp.	Utilities and power	10,568	1,010,207	0.61%
Copart, Inc.	Consumer staples	9,492	998,160	0.61%
Roper Technologies, Inc.	Technology	2,483	981,074	0.60%
Dover Corp.	Capital goods	9,050	980,509	0.60%
ANSYS, Inc.	Technology	2,995	980,085	0.60%
Halma PLC (United Kingdom)	Technology	32,310	977,652	0.59%
Wolters Kluwer NV (Netherlands)	Consumer cyclicals	11,339	968,381	0.59%
Hannover Rueck SE (Germany)	Financials	6,230	965,585	0.59%
Rio Tinto PLC (United Kingdom)	Basic materials	15,908	955,649	0.58%
lululemon athletica, Inc. (Canada)	Consumer cyclicals	2,781	915,967	0.56%
Iberdrola SA (Spain)	Utilities and power	73,961	911,380	0.55%
Comcast Corp. Class A	Communication services	19,670	909,928	0.55%
Mettler-Toledo International, Inc.	Health care	929	897,304	0.55%
Metro, Inc. (Canada)	Consumer staples	18,524	888,824	0.54%
Accenture PLC Class A	Technology	3,873	875,175	0.53%
Sun Life Financial, Inc. (Canada)	Financials	21,173	862,793	0.52%
DTE Energy Co.	Utilities and power	7,154	822,947	0.50%
Pinnacle West Capital Corp.	Utilities and power	10,602	790,377	0.48%
Amphenol Corp. Class A	Technology	7,252	785,157	0.48%
PACCAR, Inc.	Consumer cyclicals	9,200	784,615	0.48%
AutoZone, Inc.	Consumer cyclicals	665	783,361	0.48%
Globe Life, Inc.	Financials	9,760	779,818	0.47%
Zoetis, Inc.	Health care	4,713	779,443	0.47%
T Rowe Price Group, Inc.	Financials	6,065	777,660	0.47%
NTT DoCoMo, Inc. (Japan)	Communication services	20,791	765,866	0.47%
Monster Beverage Corp.	Consumer staples	9,333	748,472	0.46%
Rio Tinto, Ltd. (Australia)	Basic materials	11,044	746,083	0.45%
Dollar General Corp.	Consumer cyclicals	3,558	745,828	0.45%
HEICO Corp. Class A	Capital goods	8,377	742,696	0.45%

A BASKET (GSGLPWDS) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
ABB, Ltd. (Switzerland)	Capital goods	56,621	$1,441,581	0.89%
Abbott Laboratories	Health care	12,571	1,368,152	0.85%
Fidelity National Information Services, Technology		8,956	1,318,443	0.82%
Inc.
Prologis, Inc.	Financials	13,058	1,313,898	0.81%
Daimler AG (Germany)	Consumer cyclicals	23,349	1,260,254	0.78%
Waste Connections, Inc.	Capital goods	11,578	1,201,804	0.74%

94 Dynamic Asset Allocation Growth Fund

A BASKET (GSGLPWDS) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Bank of New York Mellon Corp. (The)	Financials	33,932	$1,165,234	0.72%
CVS Health Corp.	Health care	19,659	1,148,067	0.71%
International Business Machines Corp. Technology		9,329	1,135,058	0.70%
Lonza Group AG (Switzerland)	Health care	1,827	1,128,117	0.70%
Eastman Chemical Co.	Basic materials	14,033	1,096,229	0.68%
Zurich Insurance Group AG	Financials	3,129	1,089,485	0.67%
(Switzerland)
Caterpillar, Inc.	Capital goods	7,259	1,082,635	0.67%
Nordea Bank ABP (Finland)	Financials	141,164	1,076,717	0.67%
Coca-Cola Co. (The)	Consumer staples	21,552	1,064,036	0.66%
Fortis, Inc. (Canada)	Utilities and power	25,669	1,049,451	0.65%
NiSource, Inc.	Utilities and power	46,172	1,015,793	0.63%
Analog Devices, Inc.	Technology	8,690	1,014,440	0.63%
Southern Co. (The)	Utilities and power	18,283	991,286	0.61%
WPP PLC (United Kingdom)	Consumer cyclicals	126,265	990,587	0.61%
Sensata Technologies Holding PLC	Technology	22,753	981,568	0.61%
Walgreens Boots Alliance, Inc.	Consumer staples	27,074	972,485	0.60%
Intel Corp.	Technology	18,480	956,891	0.59%
MS&AD Insurance Group Holdings	Financials	35,692	955,719	0.59%
(Japan)
Illinois Tool Works, Inc.	Capital goods	4,943	954,973	0.59%
Boston Scientific Corp.	Health care	24,560	938,456	0.58%
Deere & Co.	Capital goods	4,214	933,904	0.58%
Walmart, Inc.	Consumer cyclicals	6,550	916,342	0.57%
Xylem, Inc.	Capital goods	10,450	879,069	0.54%
Macquarie Group, Ltd. (Australia)	Financials	10,245	877,402	0.54%
Sekisui House, Ltd. (Japan)	Financials	49,420	870,400	0.54%
Lowe’s Cos., Inc.	Consumer cyclicals	5,216	865,174	0.54%
Novartis AG (Switzerland)	Health care	9,907	859,537	0.53%
Berkshire Hathaway, Inc. Class B	Financials	4,007	853,341	0.53%
Alexandria Real Estate Equities, Inc.	Financials	5,239	838,257	0.52%
Bayerische Motoren Werke (BMW) AG	Consumer cyclicals	11,427	830,550	0.51%
(Germany)
Public Service Enterprise Group, Inc.	Utilities and power	14,985	822,844	0.51%
Compagnie Financiere Richemont SA	Consumer cyclicals	12,268	821,809	0.51%
(Switzerland)
Adobe, Inc.	Technology	1,672	819,784	0.51%
Gartner, Inc.	Consumer cyclicals	6,555	818,995	0.51%
Microchip Technology, Inc.	Technology	7,808	802,384	0.50%
Autodesk, Inc.	Technology	3,389	782,836	0.48%
Corning, Inc.	Communication services	23,854	773,122	0.48%
American Tower Corp.	Communication services	3,191	771,368	0.48%
Emera, Inc. (Canada)	Utilities and power	18,774	771,247	0.48%
NRG Energy, Inc.	Utilities and power	25,032	769,483	0.48%
TOTO, Ltd. (Japan)	Basic materials	16,766	767,022	0.47%
General Dynamics Corp.	Capital goods	5,464	756,418	0.47%

Dynamic Asset Allocation Growth Fund 95

A BASKET (GSGLPWDS) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Essity AB Class B (Sweden)	Consumer staples	22,148	$748,815	0.46%
Loews Corp.	Financials	21,533	748,263	0.46%

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/20
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Bank of America N.A.
CMBX NA BBB–.6	BB+/P	$1,367	$20,000	$6,680	5/11/63	300 bp —	$(5,303)
Index						Monthly
CMBX NA BBB–.6	BB+/P	2,591	43,000	14,362	5/11/63	300 bp —	(11,749)
Index						Monthly
CMBX NA BBB–.6	BB+/P	5,309	86,000	28,724	5/11/63	300 bp —	(23,372)
Index						Monthly
Citigroup Global Markets, Inc.
CMBX NA A.6	A/P	588	5,000	640	5/11/63	200 bp —	(51)
Index						Monthly
CMBX NA A.6	A/P	9,990	72,000	9,216	5/11/63	200 bp —	798
Index						Monthly
CMBX NA BB.11	BB–/P	33,900	60,000	21,552	11/18/54	500 bp —	12,398
Index						Monthly
CMBX NA BB.6	B+/P	39,593	276,000	138,883	5/11/63	500 bp —	(99,061)
Index						Monthly
CMBX NA BB.7	B+/P	22,506	441,000	193,996	1/17/47	500 bp —	(171,123)
Index						Monthly
Credit Suisse International
CMBX NA A.6	A/P	(2,877)	2,605,000	333,440	5/11/63	200 bp —	(335,445)
Index						Monthly
CMBX NA A.7	A-/P	3,286	79,000	8,524	1/17/47	200 bp —	(5,212)
Index						Monthly
CMBX NA BB.7	B+/P	10,567	79,000	34,752	1/17/47	500 bp —	(24,119)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	13,438	170,000	43,452	1/17/47	300 bp —	(29,929)
Index						Monthly
Goldman Sachs International
CMBX NA A.6	A/P	136	18,000	2,304	5/11/63	200 bp —	(2,163)
Index						Monthly
CMBX NA A.6	A/P	(12)	19,000	2,432	5/11/63	200 bp —	(2,437)
Index						Monthly
CMBX NA A.6	A/P	(201)	25,000	3,200	5/11/63	200 bp —	(3,393)
Index						Monthly
CMBX NA A.6	A/P	3,681	31,000	3,968	5/11/63	200 bp —	(276)
Index						Monthly
CMBX NA A.6	A/P	6,453	124,000	15,872	5/11/63	200 bp —	(9,378)
Index						Monthly
CMBX NA A.6	A/P	3,890	124,000	15,872	5/11/63	200 bp —	(11,941)
Index						Monthly

96 Dynamic Asset Allocation Growth Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/20 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International cont.
CMBX NA A.6	A/P	$6,277	$124,000	$15,872	5/11/63	200 bp —	$(9,554)
Index						Monthly
CMBX NA A.6	A/P	6,277	124,000	15,872	5/11/63	200 bp —	(9,554)
Index						Monthly
CMBX NA A.6	A/P	8,866	135,000	17,280	5/11/63	200 bp —	(8,369)
Index						Monthly
CMBX NA A.6	A/P	8,151	165,000	21,120	5/11/63	200 bp —	(12,914)
Index						Monthly
CMBX NA A.6	A/P	24,994	215,000	27,520	5/11/63	200 bp —	(2,455)
Index						Monthly
CMBX NA A.6	A/P	7,609	246,000	31,488	5/11/63	200 bp —	(23,797)
Index						Monthly
CMBX NA A.6	A/P	13,238	257,000	32,896	5/11/63	200 bp —	(19,572)
Index						Monthly
CMBX NA A.6	A/P	8,124	351,000	44,928	5/11/63	200 bp —	(36,687)
Index						Monthly
CMBX NA A.6	A/P	28,040	551,000	70,528	5/11/63	200 bp —	(42,305)
Index						Monthly
CMBX NA A.6	A/P	34,350	570,000	72,960	5/11/63	200 bp —	(38,420)
Index						Monthly
CMBX NA BBB–.6	BB+/P	870	11,000	3,674	5/11/63	300 bp —	(2,798)
Index						Monthly
CMBX NA BBB–.6	BB+/P	4,006	37,000	12,358	5/11/63	300 bp —	(8,334)
Index						Monthly
CMBX NA BBB–.6	BB+/P	1,935	40,000	13,360	5/11/63	300 bp —	(11,405)
Index						Monthly
CMBX NA BBB–.6	BB+/P	3,713	43,000	14,362	5/11/63	300 bp —	(10,627)
Index						Monthly
CMBX NA BBB–.6	BB+/P	3,025	58,000	19,372	5/11/63	300 bp —	(16,318)
Index						Monthly
CMBX NA BBB–.6	BB+/P	4,769	70,000	23,380	5/11/63	300 bp —	(18,576)
Index						Monthly
CMBX NA BBB–.6	BB+/P	8,158	74,000	24,716	5/11/63	300 bp —	(16,521)
Index						Monthly
CMBX NA BBB–.6	BB+/P	7,764	92,000	30,728	5/11/63	300 bp —	(22,918)
Index						Monthly
CMBX NA BBB–.6	BB+/P	10,211	121,000	40,414	5/11/63	300 bp —	(30,143)
Index						Monthly
CMBX NA BBB–.6	BB+/P	47,082	502,000	167,668	5/11/63	300 bp —	(120,335)
Index						Monthly
CMBX NA BBB–.6	BB+/P	65,023	865,000	288,910	5/11/63	300 bp —	(223,454)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	31,583	401,000	102,496	1/17/47	300 bp —	(70,713)
Index						Monthly

Dynamic Asset Allocation Growth Fund 97

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/20 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
JPMorgan Securities LLC
CMBX NA A.6	A/P	$7,980	$57,000	$7,296	5/11/63	200 bp —	$703
Index						Monthly
CMBX NA A.6	A/P	333,249	2,563,000	328,064	5/11/63	200 bp —	6,040
Index						Monthly
CMBX NA A.7	A-/P	7,192	164,000	17,696	1/17/47	200 bp —	(10,449)
Index						Monthly
CMBX NA BB.10	BB–/P	8,345	104,000	47,039	5/11/63	500 bp —	(38,608)
Index						Monthly
CMBX NA BB.6	B+/P	4,633	9,000	4,529	5/11/63	500 bp —	112
Index						Monthly
Merrill Lynch International
CMBX NA BBB–.6	BB+/P	357	4,000	1,336	5/11/63	300 bp —	(977)
Index						Monthly
Morgan Stanley & Co. International PLC
CMBX NA A.6	A/P	8,900	89,000	11,392	5/11/63	200 bp —	(2,462)
Index						Monthly
CMBX NA BB.6	B+/P	18,418	75,000	37,740	5/11/63	500 bp —	(19,260)
Index						Monthly
CMBX NA BB.6	B+/P	36,962	150,000	75,480	5/11/63	500 bp —	(38,393)
Index						Monthly
Upfront premium received		917,396		Unrealized appreciation			20,051
Upfront premium (paid)		(3,090)		Unrealized (depreciation)			(1,600,870)
Total		$914,306		Total			$(1,580,819)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2020. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/20
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc.
CMBX NA A.7 Index	$(1,802)	$243,000	$26,220	1/17/47	(200 bp) —	$24,337
					Monthly
CMBX NA BB.10 Index	(5,114)	49,000	22,163	11/17/59	(500 bp) —	17,008
					Monthly
CMBX NA BB.10 Index	(4,386)	40,000	18,092	11/17/59	(500 bp) —	13,673
					Monthly
CMBX NA BB.11 Index	(18,786)	145,000	52,084	11/18/54	(500 bp) —	33,177
					Monthly
CMBX NA BB.11 Index	(4,713)	50,000	17,960	11/18/54	(500 bp) —	13,205
					Monthly

98 Dynamic Asset Allocation Growth Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/20 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BB.11 Index	$(1,925)	$28,000	$10,058	11/18/54	(500 bp) —	$8,109
					Monthly
CMBX NA BB.11 Index	(934)	18,000	6,466	11/18/54	(500 bp) —	5,517
					Monthly
CMBX NA BB.11 Index	(918)	18,000	6,466	11/18/54	(500 bp) —	5,532
					Monthly
CMBX NA BB.12 Index	(172)	2,000	679	8/17/61	(500 bp) —	505
					Monthly
CMBX NA BB.8 Index	(6,084)	49,000	24,574	10/17/57	(500 bp) —	18,449
					Monthly
CMBX NA BB.9 Index	(35,404)	343,000	153,081	9/17/58	(500 bp) —	117,391
					Monthly
CMBX NA BB.9 Index	(6,710)	104,000	46,415	9/17/58	(500 bp) —	39,618
					Monthly
CMBX NA BB.9 Index	(6,516)	101,000	45,076	9/17/58	(500 bp) —	38,476
					Monthly
CMBX NA BB.9 Index	(1,371)	34,000	15,174	9/17/58	(500 bp) —	13,775
					Monthly
CMBX NA BB.9 Index	(798)	22,000	9,819	9/17/58	(500 bp) —	9,003
					Monthly
CMBX NA BB.9 Index	(628)	16,000	7,141	9/17/58	(500 bp) —	6,499
					Monthly
CMBX NA BBB– .10 Index	(4,921)	20,000	4,906	11/17/59	(300 bp) —	(15)
					Monthly
CMBX NA BBB– .12 Index	(6,321)	31,000	7,325	8/17/61	(300 bp) —	989
					Monthly
CMBX NA BBB– .12 Index	(6,318)	28,000	6,616	8/17/61	(300 bp) —	284
					Monthly
CMBX NA BBB– .12 Index	(2,651)	13,000	3,072	8/17/61	(300 bp) —	415
					Monthly
CMBX NA BBB–.10 Index	(43,497)	146,000	35,814	11/17/59	(300 bp) —	(7,756)
					Monthly
CMBX NA BBB–.11 Index	(23,947)	73,000	16,520	11/18/54	(300 bp) —	(7,463)
					Monthly
CMBX NA BBB–.11 Index	(16,027)	50,000	11,315	11/18/54	(300 bp) —	(4,737)
					Monthly
CMBX NA BBB–.11 Index	(16,024)	49,000	11,089	11/18/54	(300 bp) —	(4,960)
					Monthly
CMBX NA BBB–.11 Index	(6,465)	45,000	10,184	11/18/54	(300 bp) —	3,696
					Monthly
CMBX NA BBB–.11 Index	(12,090)	37,000	8,373	11/18/54	(300 bp) —	(3,735)
					Monthly
CMBX NA BBB–.11 Index	(5,151)	35,000	7,921	11/18/54	(300 bp) —	2,752
					Monthly
CMBX NA BBB–.11 Index	(5,151)	35,000	7,921	11/18/54	(300 bp) —	2,752
					Monthly

Dynamic Asset Allocation Growth Fund 99

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/20 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BBB–.11 Index	$(3,419)	$17,000	$3,847	11/18/54	(300 bp) —	$420
					Monthly
CMBX NA BBB–.12 Index	(85,475)	271,000	64,037	8/17/61	(300 bp) —	(21,574)
					Monthly
CMBX NA BBB–.12 Index	(37,921)	111,000	26,229	8/17/61	(300 bp) —	(11,747)
					Monthly
CMBX NA BBB–.12 Index	(26,363)	75,000	17,723	8/17/61	(300 bp) —	(8,678)
					Monthly
CMBX NA BBB–.12 Index	(26,431)	75,000	17,723	8/17/61	(300 bp) —	(8,746)
					Monthly
CMBX NA BBB–.12 Index	(21,385)	64,000	15,123	8/17/61	(300 bp) —	(6,294)
					Monthly
CMBX NA BBB–.12 Index	(16,701)	50,000	11,815	8/17/61	(300 bp) —	(4,911)
					Monthly
CMBX NA BBB–.12 Index	(7,420)	39,000	9,216	8/17/61	(300 bp) —	1,776
					Monthly
CMBX NA BBB–.12 Index	(6,267)	37,000	8,743	8/17/61	(300 bp) —	2,458
					Monthly
CMBX NA BBB–.6 Index	(64)	1,000	334	5/11/63	(300 bp) —	270
					Monthly
CMBX NA BBB–.9 Index	(11,356)	48,000	12,634	9/17/58	(300 bp) —	1,253
					Monthly
Credit Suisse International
CMBX NA BB.10 Index	(13,476)	101,000	45,682	11/17/59	(500 bp) —	32,122
					Monthly
CMBX NA BB.10 Index	(11,892)	100,000	45,230	11/17/59	(500 bp) —	33,255
					Monthly
CMBX NA BB.10 Index	(6,588)	53,000	23,972	11/17/59	(500 bp) —	17,340
					Monthly
CMBX NA BB.7 Index	(8,878)	503,000	253,110	5/11/63	(500 bp) —	243,815
					Monthly
CMBX NA BB.7 Index	(28,223)	153,000	67,305	1/17/47	(500 bp) —	38,954
					Monthly
CMBX NA BB.7 Index	(8,060)	49,000	21,555	1/17/47	(500 bp) —	13,454
					Monthly
CMBX NA BB.8 Index	(1,402)	8,000	4,012	10/17/57	(500 bp) —	2,604
					Monthly
CMBX NA BB.9 Index	(34,184)	341,000	152,188	9/17/58	(500 bp) —	117,720
					Monthly
Goldman Sachs International
CMBX NA BB.6 Index	(716)	7,000	3,522	5/11/63	(500 bp) —	2,800
					Monthly
CMBX NA BB.7 Index	(6,961)	46,000	20,235	1/17/47	(500 bp) —	13,236
					Monthly
CMBX NA BB.12 Index	(8,422)	23,000	7,806	8/17/61	(500 bp) —	(634)
					Monthly

100 Dynamic Asset Allocation Growth Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/20 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International cont.
CMBX NA BB.7 Index	$(86,296)	$425,000	$186,958	1/17/47	(500 bp) —	$100,307
					Monthly
CMBX NA BB.7 Index	(11,141)	68,000	29,913	1/17/47	(500 bp) —	18,715
					Monthly
CMBX NA BB.8 Index	(2,039)	18,000	9,027	10/17/57	(500 bp) —	6,973
					Monthly
CMBX NA BB.9 Index	(3,018)	28,000	12,496	9/17/58	(500 bp) —	9,455
					Monthly
CMBX NA BB.9 Index	(1,685)	14,000	6,248	9/17/58	(500 bp) —	4,552
					Monthly
CMBX NA BB.9 Index	(544)	14,000	6,248	9/17/58	(500 bp) —	5,693
					Monthly
CMBX NA BB.9 Index	(1,666)	14,000	6,248	9/17/58	(500 bp) —	4,571
					Monthly
CMBX NA BB.9 Index	(313)	3,000	1,339	9/17/58	(500 bp) —	1,023
					Monthly
CMBX NA BBB–.11 Index	(4,360)	28,000	6,336	11/18/54	(300 bp) —	1,963
					Monthly
CMBX NA BBB–.12 Index	(19,925)	59,000	13,942	8/17/61	(300 bp) —	(6,013)
					Monthly
CMBX NA BBB–.6 Index	(7,354)	147,000	49,098	5/11/63	(300 bp) —	41,670
					Monthly
JPMorgan Securities LLC
CMBX NA BB.11 Index	(157,066)	288,000	103,450	11/18/54	(500 bp) —	(53,862)
					Monthly
CMBX NA BB.12 Index	(62,061)	113,000	38,352	8/17/61	(500 bp) —	(23,803)
					Monthly
CMBX NA BB.17 Index	(76,876)	157,000	69,064	1/17/47	(500 bp) —	(7,942)
					Monthly
CMBX NA BBB– .12 Index	(5,913)	29,000	6,853	8/17/61	(300 bp) —	925
					Monthly
CMBX NA BBB–.10 Index	(16,057)	57,000	13,982	11/17/59	(300 bp) —	(2,104)
					Monthly
CMBX NA BBB–.10 Index	(14,300)	48,000	11,774	11/17/59	(300 bp) —	(2,550)
					Monthly
CMBX NA BBB–.11 Index	(30,238)	150,000	33,945	11/18/54	(300 bp) —	3,632
					Monthly
CMBX NA BBB–.11 Index	(22,245)	69,000	15,615	11/18/54	(300 bp) —	(6,664)
					Monthly
CMBX NA BBB–.11 Index	(21,687)	69,000	15,615	11/18/54	(300 bp) —	(6,107)
					Monthly
CMBX NA BBB–.11 Index	(11,001)	35,000	7,921	11/18/54	(300 bp) —	(3,098)
					Monthly
CMBX NA BBB–.11 Index	(10,985)	35,000	7,921	11/18/54	(300 bp) —	(3,082)
					Monthly
CMBX NA BBB–.12 Index	(14,931)	45,000	10,634	8/17/61	(300 bp) —	(4,320)
					Monthly

Dynamic Asset Allocation Growth Fund 101

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/20 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
JPMorgan Securities LLC cont.
CMBX NA BBB–.12 Index	$(7,334)	$21,000	$4,962	8/17/61	(300 bp) —	$(2,382)
					Monthly
CMBX NA BBB–.6 Index	(81,844)	256,000	85,504	5/11/63	(300 bp) —	3,532
					Monthly
CMBX NA BBB–.7 Index	(96,253)	410,000	104,796	1/17/47	(300 bp) —	8,338
					Monthly
Merrill Lynch International
CMBX NA BB.10 Index	(5,519)	97,000	43,873	11/17/59	(500 bp) —	38,273
					Monthly
CMBX NA BB.11 Index	(49,424)	100,000	35,920	11/18/54	(500 bp) —	(13,587)
					Monthly
CMBX NA BB.9 Index	(5,883)	151,000	67,391	9/17/58	(500 bp) —	61,383
					Monthly
CMBX NA BBB– .10 Index	(12,134)	56,000	13,737	11/17/59	(300 bp) —	1,575
					Monthly
CMBX NA BBB–.9 Index	(7,966)	43,000	11,318	9/17/58	(300 bp) —	3,330
					Monthly
CMBX NA BBB–.9 Index	(7,966)	43,000	11,318	9/17/58	(300 bp) —	3,330
					Monthly
Morgan Stanley & Co. International PLC
CMBX NA BBB–.7 Index	(4,177)	41,000	10,480	1/17/47	(300 bp) —	6,282
					Monthly
CMBX NA BB.10 Index	(5,139)	49,000	22,163	11/17/59	(500 bp) —	16,983
					Monthly
CMBX NA BB.11 Index	(5,696)	58,000	20,834	11/18/54	(500 bp) —	15,089
					Monthly
CMBX NA BB.11 Index	(3,145)	33,000	11,854	11/18/54	(500 bp) —	8,681
					Monthly
CMBX NA BB.12 Index	(21,000)	35,000	11,879	8/17/61	(500 bp) —	(9,150)
					Monthly
CMBX NA BB.12 Index	(988)	14,000	4,752	8/17/61	(500 bp) —	3,752
					Monthly
CMBX NA BB.12 Index	(980)	12,000	4,073	9/17/58	(500 bp) —	3,083
					Monthly
CMBX NA BB.7 Index	(4,628)	24,000	10,558	1/17/47	(500 bp) —	5,910
					Monthly
CMBX NA BB.9 Index	(3,341)	38,000	16,959	9/17/58	(500 bp) —	13,587
					Monthly
CMBX NA BB.9 Index	(3,274)	27,000	12,050	9/17/58	(500 bp) —	8,754
					Monthly
CMBX NA BB.9 Index	(1,140)	23,000	10,265	9/17/58	(500 bp) —	9,106
					Monthly
CMBX NA BB.9 Index	(1,292)	21,000	9,372	9/17/58	(500 bp) —	8,063
					Monthly
CMBX NA BB.9 Index	(1,277)	21,000	9,372	9/17/58	(500 bp) —	8,078
					Monthly

102 Dynamic Asset Allocation Growth Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/20 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BB.9 Index	$(665)	$17,000	$7,587	9/17/58	(500 bp) —	$6,908
					Monthly
CMBX NA BB.9 Index	(1,697)	14,000	6,248	9/17/58	(500 bp) —	4,539
					Monthly
CMBX NA BB.9 Index	(601)	8,000	3,570	9/17/58	(500 bp) —	2,963
					Monthly
CMBX NA BB.9 Index	(241)	6,000	2,678	9/17/58	(500 bp) —	2,432
					Monthly
CMBX NA BBB– .12 Index	(12,270)	54,000	12,760	8/17/61	(300 bp) —	463
					Monthly
CMBX NA BBB– .12 Index	(8,074)	39,000	9,216	8/17/61	(300 bp) —	1,122
					Monthly
CMBX NA BBB– .12 Index	(3,965)	19,000	4,490	8/17/61	(300 bp) —	515
					Monthly
CMBX NA BBB– .12 Index	(3,965)	19,000	4,490	8/17/61	(300 bp) —	515
					Monthly
CMBX NA BBB– .6 Index	(29,669)	94,000	31,396	5/11/63	(300 bp) —	1,680
					Monthly
CMBX NA BBB–.11 Index	(22,427)	71,000	16,067	11/18/54	(300 bp) —	(6,395)
					Monthly
CMBX NA BBB–.11 Index	(21,838)	69,000	15,615	11/18/54	(300 bp) —	(6,258)
					Monthly
CMBX NA BBB–.11 Index	(8,027)	51,000	11,541	11/18/54	(300 bp) —	3,489
					Monthly
CMBX NA BBB–.11 Index	(10,923)	35,000	7,921	11/18/54	(300 bp) —	(3,020)
					Monthly
CMBX NA BBB–.11 Index	(2,011)	10,000	2,263	11/18/54	(300 bp) —	247
					Monthly
CMBX NA BBB–.12 Index	(10,091)	49,000	11,579	8/17/61	(300 bp) —	1,463
					Monthly
CMBX NA BBB–.12 Index	(11,632)	35,000	8,271	8/17/61	(300 bp) —	(3,379)
					Monthly
CMBX NA BBB–.12 Index	(4,705)	25,000	5,908	8/17/61	(300 bp) —	1,190
					Monthly
CMBX NA BBB–.9 Index	(3,992)	26,000	6,843	9/17/58	(300 bp) —	2,838
					Monthly
Upfront premium received	—		Unrealized appreciation			1,353,611
Upfront premium (paid)	(1,685,322)		Unrealized (depreciation)			(254,966)
Total	$(1,685,322)		Total			$1,098,645

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

Dynamic Asset Allocation Growth Fund 103

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/20
		Upfront
		premium			Termi-	Payments	Unrealized
		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
NA HY Series 35	B+/P	$(1,812,446)	$44,178,000	$1,810,149	12/20/25	500 bp —	$(2,297)
Index						Quarterly
NA IG Series 35	BBB+/P	(1,450,240)	69,800,000	1,454,702	12/20/25	100 bp —	6,401
Index						Quarterly
Total		$(3,262,686)					$4,104

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2020. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

104 Dynamic Asset Allocation Growth Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$34,054,440	$41,607,312	$—
Capital goods	89,243,887	26,945,798	—
Communication services	78,040,692	19,585,473	—
Conglomerates	11,118,126	479,756	—
Consumer cyclicals	217,012,049	71,852,843	2
Consumer staples	99,112,145	53,929,198	—
Energy	20,021,276	17,406,563	—
Financials	155,889,158	80,317,971	—
Health care	189,234,556	45,308,994	—
Miscellaneous	—	1,919,259	—
Technology	489,860,905	110,610,343	—
Transportation	26,683,262	7,969,580	—
Utilities and power	47,345,020	10,274,569	—
Total common stocks	1,457,615,516	488,207,659	2

Asset-backed securities	—	8,492,362	—
Convertible bonds and notes	—	277,604	—
Convertible preferred stocks	2,130,970	—	—
Corporate bonds and notes	—	281,557,515	135
Foreign government and agency bonds and notes	—	13,155,859	—
Mortgage-backed securities	—	54,389,122	—
Preferred stocks	—	3,053,040	—
Purchased options outstanding	—	1,643,186	—
Senior loans	—	4,593,912	—
U.S. government and agency mortgage obligations	—	257,437,288	—
U.S. treasury obligations	—	656,171	—
Warrants	4,200	—	—
Short-term investments	302,372,414	81,922,315	—
Totals by level	$1,762,123,100	$1,195,386,033	$137

Dynamic Asset Allocation Growth Fund 105

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(5,207)	$—
Futures contracts	576,822	—	—
Written options outstanding	—	(545,833)	—
TBA sale commitments	—	(83,789,453)	—
Interest rate swap contracts	—	(25,949)	—
Total return swap contracts	—	(960,784)	—
Credit default contracts	—	3,555,632	—
Totals by level	$576,822	$(81,771,594)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

106 Dynamic Asset Allocation Growth Fund

Statement of assets and liabilities 9/30/20

ASSETS
Investment in securities, at value, including $26,083,783 of securities on loan (Notes 1 and 9):
Unaffiliated issuers (identified cost $2,185,509,556)	$2,629,938,723
Affiliated issuers (identified cost $327,570,547) (Notes 1 and 5)	327,570,547
Cash	531,023
Foreign currency (cost $894,215) (Note 1)	880,898
Dividends, interest and other receivables	6,558,527
Foreign tax reclaim	828,331
Receivable for shares of the fund sold	2,879,766
Receivable for investments sold	15,225,306
Receivable for sales of delayed delivery securities (Note 1)	2,932,335
Receivable for sales of TBA securities (Note 1)	34,670,610
Receivable for variation margin on futures contracts (Note 1)	1,409,351
Receivable for variation margin on centrally cleared swap contracts (Note 1)	2,521,104
Unrealized appreciation on forward currency contracts (Note 1)	2,696,863
Unrealized appreciation on OTC swap contracts (Note 1)	5,231,509
Premium paid on OTC swap contracts (Note 1)	1,688,412
Prepaid assets	43,504
Total assets	3,035,606,809

LIABILITIES
Payable for investments purchased	3,843,619
Payable for purchases of delayed delivery securities (Note 1)	9,125,676
Payable for purchases of TBA securities (Note 1)	147,213,941
Payable for shares of the fund repurchased	14,831,576
Payable for compensation of Manager (Note 2)	1,325,266
Payable for custodian fees (Note 2)	288,532
Payable for investor servicing fees (Note 2)	601,454
Payable for Trustee compensation and expenses (Note 2)	458,964
Payable for administrative services (Note 2)	8,896
Payable for distribution fees (Note 2)	1,212,599
Payable for variation margin on futures contracts (Note 1)	1,273,913
Payable for variation margin on centrally cleared swap contracts (Note 1)	3,236,429
Unrealized depreciation on OTC swap contracts (Note 1)	6,674,467
Premium received on OTC swap contracts (Note 1)	917,396
Unrealized depreciation on forward currency contracts (Note 1)	2,702,070
Written options outstanding, at value (premiums $1,374,640) (Note 1)	545,833
TBA sale commitments, at value (proceeds receivable $83,763,164) (Note 1)	83,789,453
Collateral on securities loaned, at value (Note 1)	26,789,133
Collateral on certain derivative contracts, at value (Notes 1 and 9)	2,286,167
Other accrued expenses	401,154
Total liabilities	307,526,538

Net assets	$2,728,080,271

(Continued on next page)

Dynamic Asset Allocation Growth Fund 107

Statement of assets and liabilities cont.

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,315,240,151
Total distributable earnings (Note 1)	412,840,120
Total — Representing net assets applicable to capital shares outstanding	$2,728,080,271

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($1,548,612,169 divided by 91,210,566 shares)	$16.98
Offering price per class A share (100/94.25 of $16.98)*	$18.02
Net asset value and offering price per class B share ($35,437,382 divided by 2,142,972 shares)**	$16.54
Net asset value and offering price per class C share ($208,217,366 divided by 13,206,580 shares)**	$15.77
Net asset value, offering price and redemption price per class P share
($274,823,784 divided by 15,930,594 shares)	$17.25
Net asset value, offering price and redemption price per class R share
($22,171,916 divided by 1,341,802 shares)	$16.52
Net asset value, offering price and redemption price per class R5 share
($13,979,313 divided by 812,921 shares)	$17.20
Net asset value, offering price and redemption price per class R6 share
($353,696,183 divided by 20,505,800 shares)	$17.25
Net asset value, offering price and redemption price per class Y share
($271,142,158 divided by 15,756,760 shares)	$17.21

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

108 Dynamic Asset Allocation Growth Fund

Statement of operations Year ended 9/30/20

INVESTMENT INCOME
Dividends (net of foreign tax of $1,139,166)	$38,249,114
Interest (including interest income of $2,985,094 from investments in affiliated issuers) (Note 5)	21,727,484
Securities lending (net of expenses) (Notes 1 and 5)	75,030
Total investment income	60,051,628

EXPENSES
Compensation of Manager (Note 2)	15,975,811
Investor servicing fees (Note 2)	3,697,828
Custodian fees (Note 2)	349,687
Trustee compensation and expenses (Note 2)	113,943
Distribution fees (Note 2)	6,502,319
Administrative services (Note 2)	71,016
Other	807,783
Total expenses	27,518,387
Expense reduction (Note 2)	(13,304)
Net expenses	27,505,083

Net investment income	32,546,545

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	668,609
Foreign currency transactions (Note 1)	(74,960)
Forward currency contracts (Note 1)	(1,860,736)
Futures contracts (Note 1)	19,482,281
Swap contracts (Note 1)	(6,646,073)
Written options (Note 1)	(1,576,549)
Net increase from payments by affiliates (Note 2)	19,660
Total net realized gain	10,012,232
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	168,997,847
Assets and liabilities in foreign currencies	(25,969)
Forward currency contracts	1,428,506
Futures contracts	8,162,071
Swap contracts	(4,330,698)
Written options	450,942
Total change in net unrealized appreciation	174,682,699

Net gain on investments	184,694,931

Net increase in net assets resulting from operations	$217,241,476

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Growth Fund 109

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 9/30/20	Year ended 9/30/19
Operations
Net investment income	$32,546,545	$49,114,355
Net realized gain (loss) on investments
and foreign currency transactions	10,012,232	(70,747,232)
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	174,682,699	(20,903,762)
Net increase (decrease) in net assets resulting
from operations	217,241,476	(42,536,639)
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(25,096,540)	(16,928,371)
Class B	(329,455)	(92,008)
Class C	(2,185,888)	(756,699)
Class M	—	(164,231)
Class P	(5,307,075)	(3,647,522)
Class R	(400,812)	(265,498)
Class R5	(281,724)	(226,964)
Class R6	(6,695,360)	(4,154,251)
Class Y	(5,732,942)	(4,429,723)
Net realized short-term gain on investments
Class A	—	(24,640,185)
Class B	—	(860,931)
Class C	—	(4,130,316)
Class M	—	(452,931)
Class P	—	(3,807,374)
Class R	—	(504,062)
Class R5	—	(261,959)
Class R6	—	(4,442,505)
Class Y	—	(5,158,166)
From net realized long-term gain on investments
Class A	—	(94,986,972)
Class B	—	(3,318,857)
Class C	—	(15,922,212)
Class M	—	(1,746,032)
Class P	—	(14,677,281)
Class R	—	(1,943,138)
Class R5	—	(1,009,841)
Class R6	—	(17,125,689)
Class Y	—	(19,884,531)
Increase (decrease) from capital share transactions (Note 4)	(227,186,588)	63,062,212
Total decrease in net assets	(55,974,908)	(225,012,676)

NET ASSETS
Beginning of year	2,784,055,179	3,009,067,855
End of year	$2,728,080,271	$2,784,055,179

The accompanying notes are an integral part of these financial statements.

110 Dynamic Asset Allocation Growth Fund

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Dynamic Asset Allocation Growth Fund 111

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class A
September 30, 2020	$15.91	.18	1.15	1.33	(.26)	—	(.26)	$16.98	8.40	$1,548,612	1.05	1.16	194
September 30, 2019	17.77	.27	(.68)	(.41)	(.18)	(1.27)	(1.45)	15.91	(1.25)	1,546,131	1.06	1.73	117
September 30, 2018	17.83	.26	1.43	1.69	(.33)	(1.42)	(1.75)	17.77	9.85	1,689,770	1.07	1.51	109
September 30, 2017	15.50	.23	2.35	2.58	(.06)	(.19)	(.25)	17.83	16.84	1,586,679	1.08	1.41	124
September 30, 2016	15.05	.20	1.21	1.41	(.31)	(.65)	(.96)	15.50	9.73	1,482,617	1.08[e]	1.32[e]	216
Class B
September 30, 2020	$15.49	.06	1.11	1.17	(.12)	—	(.12)	$16.54	7.58	$35,437	1.80	.40	194
September 30, 2019	17.29	.15	(.65)	(.50)	(.03)	(1.27)	(1.30)	15.49	(1.98)	45,144	1.81	.96	117
September 30, 2018	17.37	.12	1.40	1.52	(.18)	(1.42)	(1.60)	17.29	9.06	60,391	1.82	.73	109
September 30, 2017	15.17	.10	2.29	2.39	—	(.19)	(.19)	17.37	15.90	71,515	1.83	.63	124
September 30, 2016	14.72	.08	1.20	1.28	(.18)	(.65)	(.83)	15.17	8.95	77,832	1.83[e]	.56[e]	216
Class C
September 30, 2020	$14.79	.06	1.07	1.13	(.15)	—	(.15)	$15.77	7.63	$208,217	1.80	.41	194
September 30, 2019	16.61	.14	(.64)	(.50)	(.05)	(1.27)	(1.32)	14.79	(2.05)	227,681	1.81	.97	117
September 30, 2018	16.78	.12	1.34	1.46	(.21)	(1.42)	(1.63)	16.61	9.06	267,363	1.82	.74	109
September 30, 2017	14.65	.10	2.22	2.32	—	(.19)	(.19)	16.78	15.99	288,335	1.83	.66	124
September 30, 2016	14.30	.08	1.14	1.22	(.22)	(.65)	(.87)	14.65	8.85	253,401	1.83[e]	.58[e]	216
Class P
September 30, 2020	$16.16	.25	1.17	1.42	(.33)	—	(.33)	$17.25	8.82	$274,824.65		1.56	194
September 30, 2019	18.04	.34	(.70)	(.36)	(.25)	(1.27)	(1.52)	16.16	(.87)	258,038.65		2.15	117
September 30, 2018	18.07	.34	1.45	1.79	(.40)	(1.42)	(1.82)	18.04	10.34	261,163.66		1.92	109
September 30, 2017	15.66	.31	2.37	2.68	(.08)	(.19)	(.27)	18.07	17.32	247,817.67		1.85	124
September 30, 2016 †	15.60	.02	.04	.06	—	—	—	15.66	.38*	198,605	.06*	.14*	216
Class R
September 30, 2020	$15.49	.14	1.11	1.25	(.22)	—	(.22)	$16.52	8.10	$22,172	1.30	.92	194
September 30, 2019	17.34	.22	(.66)	(.44)	(.14)	(1.27)	(1.41)	15.49	(1.52)	28,351	1.31	1.47	117
September 30, 2018	17.45	.22	1.39	1.61	(.30)	(1.42)	(1.72)	17.34	9.59	33,615	1.32	1.26	109
September 30, 2017	15.19	.19	2.30	2.49	(.04)	(.19)	(.23)	17.45	16.54	31,963	1.33	1.18	124
September 30, 2016	14.74	.16	1.18	1.34	(.24)	(.65)	(.89)	15.19	9.42	23,273	1.33[e]	1.09[e]	216
Class R5
September 30, 2020	$16.11	.23	1.16	1.39	(.30)	—	(.30)	$17.20	8.70	$13,979.79		1.43	194
September 30, 2019	17.98	.32	(.69)	(.37)	(.23)	(1.27)	(1.50)	16.11	(.98)	15,464.79		1.99	117
September 30, 2018	18.04	.32	1.43	1.75	(.39)	(1.42)	(1.81)	17.98	10.13	17,967.80		1.79	109
September 30, 2017	15.67	.24	2.42	2.66	(.10)	(.19)	(.29)	18.04	17.19	2,228.81		1.46	124
September 30, 2016	15.21	.23	1.23	1.46	(.35)	(.65)	(1.00)	15.67	9.98	4,112	.81[e]	1.53[e]	216

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

112 Dynamic Asset Allocation Growth Fund	Dynamic Asset Allocation Growth Fund 113

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	neta ssets (%)	(%)[d]
Class R6
September 30, 2020	$16.16	.25	1.16	1.41	(.32)	—	(.32)	$17.25	8.79	$353,696.69		1.52	194
September 30, 2019	18.04	.34	(.70)	(.36)	(.25)	(1.27)	(1.52)	16.16	(.91)	307,909.69		2.11	117
September 30, 2018	18.07	.33	1.45	1.78	(.39)	(1.42)	(1.81)	18.04	10.30	301,016.70		1.89	109
September 30, 2017	15.71	.31	2.36	2.67	(.12)	(.19)	(.31)	18.07	17.25	232,495.71		1.85	124
September 30, 2016	15.24	.26	1.23	1.49	(.37)	(.65)	(1.02)	15.71	10.16	135,367	.71[e]	1.72[e]	216
Class Y
September 30, 2020	$16.12	.23	1.16	1.39	(.30)	—	(.30)	$17.21	8.67	$271,142.80		1.41	194
September 30, 2019	17.99	.31	(.68)	(.37)	(.23)	(1.27)	(1.50)	16.12	(.99)	328,736.81		1.98	117
September 30, 2018	18.03	.31	1.44	1.75	(.37)	(1.42)	(1.79)	17.99	10.14	347,654.82		1.77	109
September 30, 2017	15.66	.28	2.36	2.64	(.08)	(.19)	(.27)	18.03	17.11	295,870.83		1.70	124
September 30, 2016	15.21	.24	1.22	1.46	(.36)	(.65)	(1.01)	15.66	9.95	186,911	.83[e]	1.59[e]	216

* Not annualized.

† For the period August 31, 2016 (commencement of operations) to September 30, 2016.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

The accompanying notes are an integral part of these financial statements.

114 Dynamic Asset Allocation Growth Fund	Dynamic Asset Allocation Growth Fund 115

Notes to financial statements 9/30/20

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2019 through September 30, 2020.

Putnam Dynamic Asset Allocation Growth Fund (the fund) is a diversified series of Putnam Asset Allocation Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund is one of three Putnam Dynamic Asset Allocation Funds, each of which has a unique strategic, or typical, allocation between equity and fixed-income investments. Using qualitative analysis and quantitative techniques, Putnam Management adjusts portfolio allocations from time to time within a certain range to try to optimize the fund’s performance consistent with its goal. The fund invests mainly in equity securities (growth or value stocks or both) of both U.S. and foreign companies of any size. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. The fund also invests, to a lesser extent, in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. Putnam Management may also select other investments that do not fall within these asset classes. The fund typically uses to a significant extent derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class P, class R, class R5, class R6 and class Y shares. Effective November 25, 2019, all class M shares were converted to class A shares and are no longer available for purchase. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A shares generally are not subject to contingent deferred sales charge and class P, class R, class R5, class R6 and class Y shares are not subject to a contingent deferred sales charge. Prior to November 25, 2019, class M shares were sold with a maximum front-end sales charge of 3.50% and were not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class P, class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class R shares, but do not bear a distribution fee, and in the case of class P, class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

116 Dynamic Asset Allocation Growth Fund

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Dynamic Asset Allocation Growth Fund 117

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

The fund may have earned certain fees in connection with its senior loan purchasing activities. These fees, if any, are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

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Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance returns on securities owned, to enhance the return on a security owned, to gain exposure to securities and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared

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interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an

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independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $122,700 at the close of the reporting period.

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Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $1,864,704 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $1,628,838 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $26,789,133 and the value of securities loaned amounted to $26,083,783.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In

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some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At September 30, 2020, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$41,243,775	$—	$41,243,775

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from income on swap contracts and from interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $13,585,798 to decrease undistributed net investment income, $5,889 to increase paid-in capital and $13,579,909 to decrease accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$524,144,791
Unrealized depreciation	(84,602,384)
Net unrealized appreciation	439,542,407
Undistributed ordinary income	14,947,561
Capital loss carryover	(41,243,775)
Cost for federal income tax purposes	$2,436,772,091

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.750%	of the first $5 billion,	0.550%	of the next $50 billion,
0.700%	of the next $5 billion,	0.530%	of the next $50 billion,
0.650%	of the next $10 billion,	0.520%	of the next $100 billion and
0.600%	of the next $10 billion,	0.515%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.589% of the fund’s average net assets.

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Putnam Management has contractually agreed, through January 30, 2022, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

Putnam Management voluntarily reimbursed the fund $19,660 for a trading error which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts. Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

Class P shares paid a monthly fee based on the average net assets of class P shares at an annual rate of 0.01%.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$2,518,997	Class R	43,182
Class B	64,762	Class R5	21,632
Class C	355,709	Class R6	169,055
Class M	6,921	Class Y	491,303
Class P	26,267	Total	$3,697,828

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $12,059 under the expense offset arrangements and by $1,245 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $1,928, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

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The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$3,801,322
Class B	1.00%	1.00%	391,189
Class C	1.00%	1.00%	2,148,422
Class M*	1.00%	0.75%	31,139
Class R	1.00%	0.50%	130,247
Total			$6,502,319

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $251,300 and $320 from the sale of class A and class M shares, respectively, and received $9,550 and $3,846 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $188 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$4,587,000,040	$4,623,451,626
U.S. government securities (Long-term)	—	—
Total	$4,587,000,040	$4,623,451,626

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Dynamic Asset Allocation Growth Fund 125

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 9/30/20		YEAR ENDED 9/30/19
Class A	Shares	Amount	Shares	Amount
Shares sold	7,398,089	$117,956,194	7,167,070	$111,940,126
Shares issued in connection with
reinvestment of distributions	1,476,413	24,316,526	9,383,006	132,394,217
	8,874,502	142,272,720	16,550,076	244,334,343
Shares repurchased	(14,841,415)	(235,643,269)	(14,442,171)	(225,219,584)
Net increase (decrease)	(5,966,913)	$(93,370,549)	2,107,905	$19,114,759

	YEAR ENDED 9/30/20		YEAR ENDED 9/30/19
Class B	Shares	Amount	Shares	Amount
Shares sold	48,741	$712,414	54,754	$833,182
Shares issued in connection with
reinvestment of distributions	20,240	326,473	306,094	4,230,226
	68,981	1,038,887	360,848	5,063,408
Shares repurchased	(841,115)	(13,069,707)	(938,028)	(14,390,514)
Net decrease	(772,134)	$(12,030,820)	(577,180)	$(9,327,106)

	YEAR ENDED 9/30/20		YEAR ENDED 9/30/19
Class C	Shares	Amount	Shares	Amount
Shares sold	1,869,217	$27,436,983	2,572,362	$37,528,167
Shares issued in connection with
reinvestment of distributions	139,132	2,139,856	1,538,954	20,314,197
	2,008,349	29,576,839	4,111,316	57,842,364
Shares repurchased	(4,192,633)	(61,784,652)	(4,819,423)	(70,192,551)
Net decrease	(2,184,284)	$(32,207,813)	(708,107)	$(12,350,187)

	YEAR ENDED 9/30/20*		YEAR ENDED 9/30/19
Class M	Shares	Amount	Shares	Amount
Shares sold	10,283	$160,218	132,223	$1,978,236
Shares issued in connection with
reinvestment of distributions	—	—	171,427	2,360,551
	10,283	160,218	303,650	4,338,787
Shares repurchased	(1,730,546)	(27,617,543)	(324,518)	(4,923,819)
Net decrease	(1,720,263)	$(27,457,325)	(20,868)	$(585,032)

126 Dynamic Asset Allocation Growth Fund

	YEAR ENDED 9/30/20		YEAR ENDED 9/30/19
Class P	Shares	Amount	Shares	Amount
Shares sold	6,283,996	$101,195,698	6,145,720	$97,185,606
Shares issued in connection with
reinvestment of distributions	318,170	5,307,075	1,551,418	22,132,177
	6,602,166	106,502,773	7,697,138	119,317,783
Shares repurchased	(6,637,617)	(107,585,524)	(6,207,874)	(99,893,128)
Net increase (decrease)	(35,451)	$(1,082,751)	1,489,264	$19,424,655

	YEAR ENDED 9/30/20		YEAR ENDED 9/30/19
Class R	Shares	Amount	Shares	Amount
Shares sold	190,079	$2,930,654	270,633	$4,085,345
Shares issued in connection with
reinvestment of distributions	23,541	378,070	177,493	2,444,078
	213,620	3,308,724	448,126	6,529,423
Shares repurchased	(701,896)	(10,897,994)	(556,424)	(8,484,498)
Net decrease	(488,276)	$(7,589,270)	(108,298)	$(1,955,075)

	YEAR ENDED 9/30/20		YEAR ENDED 9/30/19
Class R5	Shares	Amount	Shares	Amount
Shares sold	55,963	$897,094	75,835	$1,205,207
Shares issued in connection with
reinvestment of distributions	16,931	281,724	105,103	1,498,770
	72,894	1,178,818	180,938	2,703,977
Shares repurchased	(219,888)	(3,512,521)	(220,086)	(3,300,807)
Net decrease	(146,994)	$(2,333,703)	(39,148)	$(596,830)

	YEAR ENDED 9/30/20		YEAR ENDED 9/30/19
Class R6	Shares	Amount	Shares	Amount
Shares sold	6,313,068	$102,353,977	4,581,676	$72,449,734
Shares issued in connection with
reinvestment of distributions	400,549	6,681,164	1,799,921	25,720,873
	6,713,617	109,035,141	6,381,597	98,170,607
Shares repurchased	(5,264,509)	(84,553,495)	(4,014,369)	(64,293,066)
Net increase	1,449,108	$24,481,646	2,367,228	$33,877,541

	YEAR ENDED 9/30/20		YEAR ENDED 9/30/19
Class Y	Shares	Amount	Shares	Amount
Shares sold	4,286,992	$68,986,540	6,112,924	$97,057,274
Shares issued in connection with
reinvestment of distributions	327,852	5,462,019	1,958,663	27,950,117
	4,614,844	74,448,559	8,071,587	125,007,391
Shares repurchased	(9,252,259)	(150,044,562)	(6,997,716)	(109,547,904)
Net increase (decrease)	(4,637,415)	$(75,596,003)	1,073,871	$15,459,487

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

At the close of the reporting period, the Putnam RetirementReady Funds owned 9.7% of the outstanding shares of the fund.

Dynamic Asset Allocation Growth Fund 127

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 9/30/19	cost	proceeds	income	of 9/30/20
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$11,413,847	$248,294,989	$232,919,703	$119,570	$26,789,133
Putnam Short Term
Investment Fund**	259,274,989	622,492,970	580,986,545	2,985,094	300,781,414
Total Short-term
investments	$270,688,836	$870,787,959	$813,906,248	$3,104,664	$327,570,547

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021.  LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as COVID–19. The outbreak of COVID–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of COVID–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

128 Dynamic Asset Allocation Growth Fund

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased currency option contracts (contract amount)	$153,600,000
Written currency option contracts (contract amount)	$125,500,000
Futures contracts (number of contracts)	5,000
Forward currency contracts (contract amount)	$472,200,000
Centrally cleared interest rate swap contracts (notional)	$174,200,000
OTC total return swap contracts (notional)	$490,800,000
OTC credit default contracts (notional)	$21,900,000
Centrally cleared credit default contracts (notional)	$120,600,000
Warrants (number of warrants)	32,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Receivables, Net
assets — Unrealized
Credit contracts	appreciation	$6,050,757*	Payables	$2,495,125
Foreign exchange
contracts	Investments, Receivables	4,340,049	Payables	3,247,903
Investments,
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Equity contracts	appreciation	4,819,924*	Unrealized depreciation	4,925,703*
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	326,478*	Unrealized depreciation	626,410*
Total		$15,537,208		$11,295,141

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

Dynamic Asset Allocation Growth Fund 129

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not
accounted for as
hedging				Forward
instruments under				currency
ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$5,147,014	$5,147,014
Foreign exchange
contracts	—	(18,044)	—	(1,860,736)	—	$(1,878,780)
Equity contracts	(1,222)	—	7,076,156	—	(8,942,329)	$(1,867,395)
Interest
rate contracts	—	—	12,406,125	—	(2,850,758)	$9,555,367
Total	$(1,222)	$(18,044)	$19,482,281	$(1,860,736)	$(6,646,073)	$10,956,206

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not
accounted for as
hedging				Forward
instruments under				currency
ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$(666,323)	$(666,323)
Foreign exchange
contracts	—	(471,782)	—	1,428,506	—	$956,724
Equity contracts	(321,654)	—	7,356,017	—	(3,596,752)	$3,437,611
Interest
rate contracts	—	—	806,054	—	(67,623)	$738,431
Total	$(321,654)	$(471,782)	$8,162,071	$1,428,506	$(4,330,698)	$4,466,443

130 Dynamic Asset Allocation Growth Fund

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Dynamic Asset Allocation Growth Fund 131

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N. A.	Barclays Bank PLC	Barclays Capital, Inc.(clearing broker)	BofA Securities, Inc.	Citibank, N. A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N. A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto - Dominion Bank	UBS AG	WestPac Banking Corp.	Total
Assets:
Centrally cleared interest rate
swap contracts§	$—	$—	$607,173	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$607,173
OTC Total return
swap contracts*#	—	4,449	—	—	690,100	—	195	3,163,103	—	—	—	—	—	—	—	—	—	—	3,857,847
OTC Credit default
contracts — protection sold*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default
contracts — protection
purchased*#	—	—	—	—	—	778,349	611,967	358,751	—	—	529,304	183,196	322,400	—	—	—	—	—	2,783,967
Centrally cleared credit
default contracts§	—	—	1,913,931	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,913,931
Futures contracts§	—	—	—	1,181,421	—	—	—	—	—	—	227,930	—	—	—	—	—	—	—	1,409,351
Forward currency contracts#	83,173	190,232	—	—	253,186	—	42,423	106,306	298,241	194,174	—	—	73,969	435,240	530,715	149,421	230,895	108,888	2,696,863
Purchased options**#	550,079	—	—	—	—	—	88,056	568,281	160,312	—	—	—	118,779	—	—	—	157,679	—	1,643,186
Total Assets	$633,252	$194,681	$2,521,104	$1,181,421	$943,286	$778,349	$742,641	$4,196,441	$458,553	$194,174	$757,234	$183,196	$515,148	$435,240	$530,715	$149,421	$388,574	$108,888	$14,912,318
Liabilities:
Centrally cleared interest rate
swap contracts§	—	—	621,997	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	621,997
OTC Total return
swap contracts*#	—	2,055	—	—	954,093	—	—	3,861,833	—	—	650	—	—	—	—	—	—	—	4,818,631
OTC Credit default
contracts — protection sold*#	49,691	—	—	—	—	363,616	419,119	1,133,369	—	—	403,601	1,334	124,395	—	—	—	—	—	2,495,125
OTC Credit default
contracts — protection
purchased*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Centrally cleared credit
default contracts§	—	—	2,614,432	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	2,614,432
Futures contracts§	—	—	—	848,296	—	—	—	—	—	—	425,617	—	—	—	—	—	—	—	1,273,913
Forward currency contracts#	235,897	28,147	—	—	115,384	—	25,739	276,729	204,258	478,702	—	—	91,379	126,268	755,016	105,662	213,731	45,158	2,702,070
Written options#	194,906	—	—	—	—	—	29,648	154,194	41,363	—	—	—	62,450	—	—	—	63,272	—	545,833
Total Liabilities	$480,494	$30,202	$3,236,429	$848,296	$1,069,477	$363,616	$474,506	$5,426,125	$245,621	$478,702	$829,868	$1,334	$278,224	$126,268	$755,016	$105,662	$277,003	$45,158	$15,072,001
Total Financial and
Derivative Net Assets	$152,758	$164,479	$(715,325)	$333,125	$(126,191)	$414,733	$268,135	$(1,229,684)	$212,932	$(284,528)	$(72,634)	$181,862	$236,924	$308,972	$(224,301)	$43,759	$111,571	$63,730	$(159,683)
Total collateral
received (pledged)†##	$152,758	$164,479	$—	$—	$201,000	$350,000	$260,000	$(1,229,684)	$212,932	$(284,528)	$110,000	$181,862	$200,000	$281,446	$—	$—	$111,571	$—
Net amount	$—	$—	$(715,325)	$333,125	$(327,191)	$64,733	$8,135	$—	$—	$—	$(182,634)	$—	$36,924	$27,526	$(224,301)	$43,759	$—	$63,730

132 Dynamic Asset Allocation Growth Fund	Dynamic Asset Allocation Growth Fund 133

	Bank of America N. A.	Barclays Bank PLC	Barclays Capital, Inc.(clearing broker)	BofA Securities, Inc.	Citibank, N. A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N. A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto - Dominion Bank	UBS AG	WestPac Banking Corp.	Total
Controlled collateral
received (including
TBA commitments)**	$181,881	$240,000	$—	$—	$201,000	$350,000	$260,000	$—	$230,000	$—	$110,000	$231,840	$200,000	$281,446	$—	$—	$—	$—	$2,286,167
Uncontrolled collateral
received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$122,700	$—	$122,700
Collateral (pledged) (including
TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$(1,287,872)	$—	$(340,966)	$—	$—	$—	$—	$—	$—	$—	$—	$(1,628,838)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $18,406,512 and $8,283,172, respectively.

Note 10: New accounting pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017–08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310–20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. The adoption of these amendments is not material to the financial statements.

134 Dynamic Asset Allocation Growth Fund	Dynamic Asset Allocation Growth Fund 135

Federal tax information (Unaudited)

The fund designated 100.00% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 100.00%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $18,919,237 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2021 will show the tax status of all distributions paid to your account in calendar 2020.

136 Dynamic Asset Allocation Growth Fund

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed
Born 1952, Trustee since 2012
Principal occupations during past five years: Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*

Other directorships: Chairman of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.

Ravi Akhoury
Born 1947, Trustee since 2009
Principal occupations during past five years: Private investor

Other directorships: Director of English Helper, Inc., a private software company; Trustee of the Rubin Museum, serving on the Investment Committee; and previously a Director of RAGE Frameworks, Inc.

Barbara M. Baumann
Born 1955, Trustee since 2010
Principal occupations during past five years: President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Other directorships: Director of Ascent Resources, LLC, a private exploration and production company established to acquire, explore for, develop, and produce natural gas, oil, and natural gas liquids reserves in the Appalachian Basin; Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.

Katinka Domotorffy
Born 1975, Trustee since 2012
Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

Other directorships: Director of the Great Lakes Science Center and of College Now Greater Cleveland.

Catharine Bond Hill
Born 1954, Trustee since 2017
Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, the 10th president of Vassar College.

Other directorships: Director of Yale-NUS College and Trustee of Yale University.

Paul L. Joskow
Born 1947, Trustee since 1997
Principal occupations during past five years: The Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). From 2008 to 2017, the President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance.

Other directorships: Trustee of Yale University; a Director of Exelon Corporation, an energy company focused on power services; and a member Emeritus of the Board of Advisors of the Boston Symphony Orchestra.

Kenneth R. Leibler
Born 1949, Trustee since 2006
Vice Chair from 2016 to 2018,
and Chair since 2018
Principal occupations during past five years: Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.

Other directorships: Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic market place for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

Dynamic Asset Allocation Growth Fund 137

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services, and President of New Generation Advisors, LLC, a registered investment adviser to private funds.

Other directorships: Director of The Boston Family Office, LLC, a registered investment advisor; a Trustee of the Gloucester Marine Genomics Institute; previously a Trustee of the Marine Biological Laboratory; and previously a Trustee of Epiphany School.

Manoj P. Singh

Born 1952, Trustee since 2017

Principal occupations during past five years: Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization, serving on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.

Other directorships: Director of Abt Associates, a global research firm working in the fields of health, social and environmental policy, and international development; Trustee of Carnegie Mellon University; Director of Pratham USA, an organization dedicated to children's education in India; member of the advisory board of Altimetrik, a business transformation and technology solutions firm; and Director of DXC Technology, a global IT services and consulting company.

Mona K. Sutphen

Born 1967, Trustee since 2020

Principal occupations during past five years: Senior Advisor at The Vistria Group, a private investment firm focused on middle-market companies in the healthcare, education, and financial services industries. From 2014 to 2018, Partner at Macro Advisory Partners, a global consulting firm.

Other directorships: Director of Unitek Learning, a private nursing and medical services education provider in the United States; Director of Pioneer Natural Resources, a publicly traded company engaged in oil exploration and production in the Permian basin; previous Director of Pattern Energy, a publicly traded renewable energy company; Board Member, International Rescue Committee; Co-Chair of the Board of Human Rights First; Trustee of Mount Holyoke College; and member of the Advisory Board for the Center on Global Energy Policy at Columbia University's School of International and Public Affairs.

INTERESTED TRUSTEE

Robert L. Reynolds*

Trustee since 2008 and President and Chief Executive Officer of Putnam Investments since 2008

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments; President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products; President and Chief Executive Officer of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial; and member of Putnam Investments' and Great-West Financial's Board of Directors.

Other directorships: Director of West Virginia University Foundation; director of the Concord Museum; director of Dana-Farber Cancer Institute; Chairman of Massachusetts Competitive Partnership; director of Boston Chamber of Commerce; member of the Chief Executives Club of Boston; member of the National Innovation Initiative; member of the Massachusetts General Hospital President's Council; member of the Council on Competitiveness; and previously the President of the Commercial Club of Boston.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of September 30, 2020, there were 98 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

138 Dynamic Asset Allocation Growth Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Robert T. Burns (Born 1961)	Richard T. Kircher (Born 1962)
Vice President and Chief Legal Officer	Vice President and BSA Compliance Officer
Since 2011	Since 2019
General Counsel, Putnam Investments,	Assistant Director, Operational Compliance, Putnam
Putnam Management, and Putnam Retail Management	Investments and Putnam Retail Management

James F. Clark (Born 1974)	Susan G. Malloy (Born 1957)
Vice President and Chief Compliance Officer	Vice President and Assistant Treasurer
Since 2016	Since 2007
Chief Compliance Officer and Chief Risk Officer,	Head of Accounting and Middle Office Services,
Putnam Investments and Chief Compliance Officer,	Putnam Investments and Putnam Management
Putnam Management
Denere P. Poulack (Born 1968)
Nancy E. Florek (Born 1957)	Assistant Vice President, Assistant Clerk,
Vice President, Director of Proxy Voting and Corporate	and Assistant Treasurer
Governance, Assistant Clerk, and Assistant Treasurer	Since 2004
Since 2000
Janet C. Smith (Born 1965)
Michael J. Higgins (Born 1976)	Vice President, Principal Financial Officer, Principal
Vice President, Treasurer, and Clerk	Accounting Officer, and Assistant Treasurer
Since 2010	Since 2007
Head of Fund Administration Services,
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management
Executive Vice President, Principal Executive Officer,
and Compliance Liaison	Mark C. Trenchard (Born 1962)
Since 2004	Vice President
Since 2002
Director of Operational Compliance, Putnam
Investments and Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

Dynamic Asset Allocation Growth Fund 139

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

140 Dynamic Asset Allocation Growth Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisors	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	George Putnam, III
London, England SW1A 1ER	Robert L. Reynolds	Richard T. Kircher
	Manoj P. Singh	Vice President and BSA
The Putnam Advisory Company, LLC	Mona K. Sutphen	Compliance Officer
100 Federal Street
Boston, MA 02110	Officers	Susan G. Malloy
	Robert L. Reynolds	Vice President and
Marketing Services	President	Assistant Treasurer
Putnam Retail Management
100 Federal Street	Robert T. Burns	Denere P. Poulack
Boston, MA 02110	Vice President and	Assistant Vice President, Assistant
	Chief Legal Officer	Clerk, and Assistant Treasurer
Custodian
State Street Bank	James F. Clark	Janet C. Smith
and Trust Company	Vice President, Chief Compliance	Vice President,
	Officer, and Chief Risk Officer	Principal Financial Officer,
Legal Counsel		Principal Accounting Officer,
Ropes & Gray LLP	Nancy E. Florek	and Assistant Treasurer
Vice President, Director of
Independent Registered Public	Proxy Voting and Corporate	Mark C. Trenchard
Accounting Firm	Governance, Assistant Clerk,	Vice President
PricewaterhouseCoopers LLP	and Assistant Treasurer

This report is for the information of shareholders of Putnam Dynamic Asset Allocation Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

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BROCKTON, MA
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AN058 323205 11/20

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill, Dr. Joskow, and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education; in the case of Dr. Joskow, including his experience serving on the audit committees of several public companies and institutions and his education and experience as an economist who studies companies and industries, routinely using public company financial statements in his research. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

September 30, 2020	$148,880	$ —	$26,304	$ —
September 30, 2019	$221,793	$ —	$37,038	$ —

For the fiscal years ended September 30, 2020 and September 30, 2019, the fund's independent auditor billed aggregate non-audit fees in the amounts of $372,146 and $584,022 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

September 30, 2020	$ —	$345,842	$ —	$ —
September 30, 2019	$ —	$546,984	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Asset Allocation Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: November 23, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: November 23, 2020

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: November 23, 2020